As Filed with the United States Securities and Exchange Commission on October 21, 2026.
1933 Act Registration No. 002-58287
1940 Act Registration No. 811-02729

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 109	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 110	☒

SHORT-TERM INVESTMENTS TRUST
(Exact Name of Registrant as Specified in Charter)

11 Greenway Plaza, Houston, TX 77046-1173
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (713) 626-1919
Melanie Ringold, Esquire
11 Greenway Plaza, Houston, TX 77046
(Name and Address of Agent for Service)

Copy to:
Adrienne Ruffle, Esquire Invesco Advisers, Inc. 225 Liberty Street, 15th FL New York, NY 10281-1087	Matthew R. DiClemente, Esquire Mena M. Larmour, Esquire Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103-7018

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.
It is proposed that this filing will become effective (check appropriate box)
_	immediately upon filing pursuant to paragraph (b)
X	on November 13, 2026 pursuant to paragraph (b)
_	60 days after filing pursuant to paragraph (a)
_	on (date) pursuant to paragraph (a)
_	75 days after filing pursuant to paragraph (a)(2)
_	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
_	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION — Dated October 21, 2026
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus
November 13, 2026

Invesco Stablecoin Reserves Onchain Fund (IROXX)
As with all other mutual fund securities, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

        Short-Term Investments Trust

Fund Summary
Investment Objective(s)
The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%

Distribution and/or Service (12b-1) Fees	None

Other Expenses[1]	0.21

Total Annual Fund Operating Expenses	0.36

Fee Waiver and/or Expense Reimbursement[2]	0.16

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.20

1
“Other Expenses” are based on estimated amounts for the current fiscal year.
2
Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) to 0.20% of the Fund’s average daily net assets (the “expense limit”). Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$20	$99

Principal Investment Strategies of the Fund
The Fund invests in liquid, high quality, U.S. dollar denominated eligible reserve assets which payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (“GENIUS Act”) and any regulations adopted thereunder. These eligible reserve assets include cash, U.S. Treasury bills, notes and bonds (“U.S. Treasury Obligations”) with a remaining maturity of 93 days or less or issued with a maturity of 93 days or less and overnight repurchase agreements collateralized by U.S. Treasury Obligations and/or cash as permitted by applicable legislation. Shares of the Fund are primarily intended to serve as reserves backing outstanding payment stablecoins. The Fund does not invest in stablecoins or in stablecoin issuers.
The Fund is a Government Money Market Fund, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7), that seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests at least 99.5% of its total assets in cash, government securities and repurchase agreements collateralized by cash or government securities. For purposes of the Fund’s investment policies, government securities generally means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be government securities for purposes of the Fund’s investment policies.
The Fund invests in conformity with U.S. Securities and Exchange Commission (SEC) rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments.
In selecting securities for the Fund’s portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield.
The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
Use of Blockchain
The Fund's sub-transfer agent, Superstate Services LLC, (“Superstate” or the “Sub-Transfer Agent”), maintains the official record of ownership of Fund shares through a blockchain-integrated recordkeeping system, consisting of records maintained by Superstate in book-entry (off-chain) form together with corresponding digital representations of Fund shares recorded on one or more public blockchains that are used by the Fund’s investors. Superstate is subject to oversight by the Fund's transfer agent, Invesco Investment Services, Inc. (“IIS”). Superstate’s use of blockchain technology enables investors to submit transaction instructions (hereinafter referred to as “requests”) with respect to Fund shares using blockchain technology.
Ownership and transfer of the Fund’s shares will be authenticated and recorded as a token on a permissionless, public blockchain (a “Designated Blockchain”) (i.e., “onchain”). As of the date of this Prospectus, the Designated Blockchains is Ethereum and in the future may include other supported networks, subject to eligibility and other requirements that the Adviser, Superstate or Fund may impose. Such additional Designated Blockchains would be disclosed to Fund shareholders. Records of ownership of Fund shares (not including personally identifiable information) will be viewable on the Designated Blockchain. Such blockchain records, together with an off-chain register associating wallet addresses with shareholder personal identifying information, will constitute the official shareholder register of the Fund and, in the absence of a technical failure of either of those systems, conclusively govern the record ownership of the shares. The blockchain-integrated recordkeeping system remains in the full and complete control of IIS through Superstate, who are responsible for maintaining the accuracy of such records.
A blockchain is a distributed, open ledger that digitally records transactions in a verifiable manner using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.
In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. Investors may, for their convenience and in their sole discretion, elect to use their own wallet if it is
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registered with Superstate. Each account, or “wallet,” is made up of at least two components: a public address and a private key. A private key controls the transfer or “spending” from its associated public address. A “wallet” is a collection of public addresses and their associated private key(s) and is used to facilitate sending digital or tokenized assets on a particular blockchain. Any blockchain wallet addresses for each Designated Blockchain that may hold Fund shares will be added to the list of addresses eligible to hold Fund shares (the “Allowlist”) associated with current shareholders and Allowlist participants. Each shareholder is responsible for their own blockchain wallet.
Superstate's investor portal is a two-way interface accessed through secure log-in between the shareholders and Allowlist participants and Superstate (“Investor Portal”) in which holdings can be viewed and prospective shareholder information can be provided, updated and reaffirmed. Prospective shareholders and Allowlist participants shall be responsible for ensuring all information provided within the Investor Portal is accurate and complete and access to the Investor Portal is limited to those authorized by the Fund shareholders and Allowlist participants. In the event of unauthorized actions occurring through the Investor Portal such actions must be disputed by the prospective shareholder and subject to the Adviser's discretion may be reversed.
The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund's shares, on the blockchain or the issuance of such an asset directly on the blockchain. Investors will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. In the event a private key is stolen, there is the possibility that a third party could transfer the shares and obtain the proceeds from the transfer, potentially leading to irreversible shareholder losses.
Superstate utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated recordkeeping mechanism under the oversight of Superstate and IIS. To create and maintain this permissioned structure on a public blockchain, Superstate registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering/know your customer regulations). Permission is granted only to registered wallets, sometimes referred to as whitelisting and in this case being added to the “Allowlist”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with Superstate's policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets the ability to freeze tokenized shares, and the ability to burn and re-mint tokenized shares to the extent that the shareholder has lost control of the wallet. These smart contracts are designed, deployed, and maintained by Superstate. In this manner, this permissioned system seeks to prevent transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.
The specific validation method used by any supported network may evolve over time, and the Fund does not control or operate the underlying blockchain networks, nor is it responsible in any way for them. Before investing in Fund shares on a particular blockchain, an investor should review the validation method, features and protections of the applicable blockchain.
The maintenance of the records of Fund shares on the blockchain will not affect the Fund’s investments in securities; the Fund will continue to invest in accordance with the requirements in Rule 2a-7 and the terms of this prospectus. The Fund will not invest in native digital assets, some of which are referred to as “cryptocurrencies”.
This discussion of blockchain-related features and risks in this prospectus is intended to provide a high-level overview tailored to the Fund’s current operations and supported networks and does not purport to be a complete or exhaustive description of all risks, developments or considerations associated with distributed ledger technology, blockchain networks, smart contracts, or digital wallets. Additional information about the blockchain network used by Superstate and the risks of using this technology as described above are included later in this prospectus and in the Statement of Additional Information (SAI).
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Money Market Fund Risk. You could lose money investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time, including during periods of market stress. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Fund’s debt securities may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened
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volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets, which could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s transaction costs.
U.S. Treasury Obligations Risk. U.S. Treasury Obligations have historically involved minimal risk of loss of principal if held to maturity. Securities issued or guaranteed by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that U.S. Treasury Obligations are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the Fund (e.g., Congressional debt ceiling impasses). Such non-payment could result in losses to and redemptions from the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Repurchase Agreements Risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. government securities.
Stablecoin Issuer Shareholder Transactions Risk. Shares of the Fund are expected to be held primarily by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Generally, stablecoins are a type of cryptocurrency that are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar, and stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. The risks of the Fund being held primarily by one or more stablecoin issuers includes:
■
Although the Fund does not invest in stablecoins or stablecoin issuers, the assets of the Fund are expected to fluctuate depending on the creation (minting) of additional stablecoins or the redemption (burning) of outstanding stablecoins.
■
Stablecoins may face periods of uncertainty and volatility that result in the potential for rapid or unexpected requests by one or more stablecoin issuers to redeem the Fund’s shares, which could adversely affect remaining Fund shareholders, the Fund's liquidity and yield, and the Funds ability to maintain a stable price per share. Such uncertainty or volatility may result from events that are not specifically related to a stablecoin issuer, such as changes in general market conditions, economic, technological or legal trends or changes to the laws or regulation of stablecoins, or events that are specifically related to a particular stablecoin issuer, such as uncertainty about the stablecoin issuer’s ability to maintain a consistent peg between the stablecoins issued to its customers and another asset, such as a fiat currency like the U.S. dollar.
■
Because the Fund intends to invest only in certain eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the GENIUS Act, the Fund’s yield may be lower than other money market funds that are permitted to invest in a wider universe of investments.
■
Future legislative or regulatory developments and uncertainties associated with the GENIUS Act, including, but not limited to, rulemaking pursuant to the GENIUS Act, may affect the investments or investment strategies available in connection with managing the Fund.
Large Shareholder Transactions Risk. Large transactions by shareholders can impact the Fund’s expense ratio, yield and potentially its net asset value. A large redemption of Fund shares by a large shareholder may have a negative effect on the Fund’s net asset value and yield, as the Fund may be forced to sell a large portion of its portfolio holdings at an inopportune time. A large redemption of Fund shares may also result in an increase in the Fund’s expense ratio, since a large redemption may result in the Fund’s current expenses being allocated over a smaller asset base. In order to be able to meet reasonably foreseeable requests for redemptions of Fund shares, the Fund may be required to consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. This may require the Fund to maintain sufficiently liquid assets in lower-yielding securities that are easier to sell, which may have a negative impact on the Fund’s yield. Similarly, a large purchase of Fund shares by a large shareholder may have a negative effect on the Fund’s yield, as the Fund may be unable to deploy a larger cash position into new investments as quickly as it could with a smaller cash position. Large transactions may also increase transaction costs. Because shares of the Fund are intended to be held by stablecoin issuers as reserves backing their outstanding payment stablecoins, this risk is heightened to the extent there is an event impacting multiple stablecoin issuers at the same time, or impacting stablecoins in general, that causes such investors to redeem their shares at the same time.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer. These market conditions may include real or perceived adverse economic conditions, changes in trade regulation or economic sanctions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability and uncertainty, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or adverse investor sentiment generally, among others. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Yield Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low or negative, the Fund may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value. Additionally, inflation may outpace and diminish investment returns over time. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates.
Management Risk. The Fund is actively managed and depends heavily on the Adviser's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser's investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Blockchain-Related Risks
Blockchain Technology Risk. Blockchain transactions that occur on the blockchain are susceptible to delays due to network outages, congestion, spikes in transaction fees demanded by miners or validators, or other
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problems or disruptions. Many blockchain networks, including the Ethereum network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. Moreover, in the past, flaws in the source code for blockchain networks have been exposed and exploited, including flaws that disabled some functionality for users, exposed users' personal information and/or resulted in the theft of users' digital assets. The Fund and its service providers' use of internet, technology and information systems (including mobile devices and cloud-based service offerings) may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Security breaches, computer malware, ransomware and computer hacking attacks have been a prevalent concern in relation to digital assets. A blockchain network's process for securely authenticating prior transactions could be compromised, or 'hacked,” which could allow an attacker to alter the blockchain and disrupt other blockchain users' ability to use the blockchain as a definitive transaction record. A digital “wallet” application or interface being hacked by a third party could result in unauthorized transfers of, or temporary loss of access to, a shareholder's tokenized shares, subject to the remediation procedures described under “Use of Blockchain.” There can be no assurance that any such incident can be remediated, and a shareholder could lose some or all of its shares.
The cryptography underlying blockchain networks could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography's efficacy becoming degraded. Blockchain networks may also undergo significant technological developments, like the Ethereum blockchain's change in September 2022 from proof-of-work mining to proof-of-stake validation. If less than a substantial majority of users, miners or validators, as applicable consent to a blockchain network's proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the blockchain network with one group running the pre-modified software and th other running the modified software. The effect of such a fork would be the existence of multiple versions of a blockchain running in parallel on separate networks using separate blockchain ledgers, yet lacking interchangeability.
Blockchain Governance and Regulatory Risk. Blockchain Governance and Regulatory Risk. The governance of a decentralized blockchain network, such as the Ethereum network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized blockchain network, which may stymie such network's utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized blockchain networks, such as the Ethereum network, are informally managed by a group of core developers that propose amendments to the relevant network's source code.
Regulation of digital assets, blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve varies significantly among international, federal, state and local ' jurisdictions and is subject to significant uncertainty. Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions related to digital assets and blockchain technology, which could directly or indirectly impact, perhaps to a materially adverse extent, the nature of an investment in Fund shares, the ability of shareholders to engage in transactions in Fund shares or the ability of the Fund to continue to operate.
Blockchain Transactions Risk. A shareholder who initiates a transaction on a blockchain network usually must pay “gas” (i.e., transaction fees) in order to validate a transaction, which are typically paid in the form of the native digital asset for the operation of such blockchain. For example, for transactions on the Ethereum network, shareholders must pay gas in the form of Ether. Within the Ethereum network, higher gas priced transactions are prioritized over lower gas priced transactions. The amount of the blockchain's digital asset that is required to pay the gas will vary from time to time dependent upon, among other things, the complexity or size of a particular transaction, congestion on the blockchain network, and the amount of the digital asset a user has indicated it is willing to pay to complete a particular transaction record. The specifics of these characteristics vary across blockchains. Congestion on a blockchain network may be due to increased transactions involving smart contracts that are unrelated to the Fund's shares, and the Fund cannot control such congestion. The time for a transaction to complete depends on how much gas is paid and how congested the blockchain network is. A shareholder who wishes to have a transaction processed faster should be aware that they may incur a higher transaction fee.
There is no limit on the gas price a transaction may need to complete in a timely manner. Rather, the shareholder is able to set a maximum gas price ceiling it is willing to pay to complete a transaction record. Within the a blockchain network, higher gas priced transactions are prioritized over lower gas priced transactions. The party that originates the transaction is required to pay the gas. If a trading party is unwilling or unable to pay for gas at a high enough rate, the transaction may not be completed in a timely manner. Additionally, an error in the smart contract minting the shares as d1g1tal tokens could result in unintended or uncontrolled gas usage which, if not limited by a shareholder through its wallet interface, may deplete the amount of the applicable digital asset held by such shareholder.
Redemption transactions or peer-to-peer transactions will require the shareholder to pay the gas fees. Therefore, if a shareholder does not maintain adequate assets in its wallet to pay for gas fees, it will not be able to engage in transactions on the blockchain. If a shareholder is unwilling or unable to pay for gas fees at a high enough rate, the transaction may fail or may not be completed in a timely manner. In some cases, this could mean that even where a shareholder initiates a redemption transaction before the Fund's cut-off time for redemption of the Fund's shares, the Fund may not receive such redemption request in good order before the cut-off time. In these cases, a redeeming shareholder would continue to be a shareholder in the Fund's shares (and subject to fluctuations in the value of the Fund's shares) until the Fund next determines its net asset value following the receipt of such redemption request in good order.
Sub-Transfer Agent Risk. There may be undiscovered technical flaws in Superstate's blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.
The Investor Portal may be inaccessible, include inaccurate information or inadvertently carry-out unintended actions. The Investor Portal is subject to technical and operational risks that could cause it to be unavailable or be unreliable. The Investor information provided within the Investor Portal is represented and warranted to be accurate and is relied upon in evaluating eligibility, to the extent this information is false or misrepresented it could cause securities and regulatory risks. Access to the Investor Portal is protected through password and two-factor authentication. The Allowlist participant is responsible for ensuring only those authorized will have access. But, if compromised, the Allowlist participants may create potential unauthorized actions. In the event of unauthorized actions occurring through the Investor Portal such actions must be disputed within a reasonable time by the prospective shareholder and subject to the Adviser's discretion may be reversed.
Tokenized Security Experience Risk. There are a limited number of funds that maintain shares in the form of digital securities. Given the novel
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nature of this product, the Fund, Adviser, Transfer Agent, Sub- Transfer Agent and other service providers have relatively limited experience using blockchain technology to maintain records and facilitate transactions in the interests of digital securities of a registered fund. Accordingly, there may be an increased risk of errors or unauthorized transactions involving Fund shares. Any such errors or unauthorized transactions could adversely affect the Fund.
Performance Information
No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance and by showing changes in the Fund's performance from year to year. Past performance (before and after taxes) is not necessarily an indication of its future performance.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Purchase and Sale of Fund Shares
The Fund’s shares may be purchased and redeemed only by Allowlist participants through Superstate’s Investor Portal. Purchases and redemption orders may be submitted at any time. Purchases and redemption orders must be received by Superstate by 5:00 p.m. (Eastern Time) to receive the NAV for that business day (as described further below).
Fund shares may be purchased without paying a sales charge. Shareholders will be required to pay “gas” fees in connection with shareholder-initiated transactions, including peer-to-peer transactions and redemptions. The Adviser, Superstate, or their affiliates will pay gas fees associated with share purchases (including as a result of dividend reinvestments).
The minimum investments for fund accounts are as follows:
Initial Investments Per Fund Account*	$10 million

Additional Investments Per Fund Account	No minimum

*
Invesco or an intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed when withdrawn from such plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
Certain record owners of Fund shares are expected to be trusts or similar accounts maintained by state or federally chartered crypto banks or other financial intermediaries in the blockchain and digital asset ecosystem. Such banks and intermediaries may provide custody, staking, governance, and settlement services to their clients, who may be issuers or users of payment stablecoins. In consideration of these shareholder services, the Adviser or its affiliates may make payments to one or more of such banks or intermediaries. Any such payments will be made from the assets of the Adviser or such affiliates (not the Fund).

Investment Objective(s), Strategies, Risks and Portfolio Holdings
Objective(s) and Strategies
The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity. The Fund’s investment objective may be changed by the Board without shareholder approval.
The Fund invests in liquid, high quality, U.S. dollar denominated eligible reserve assets which payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (“GENIUS Act”) and any regulations adopted thereunder. These eligible reserve assets include cash, U.S. Treasury bills, notes and bonds (“U.S. Treasury Obligations”) with a remaining maturity of 93 days or less or issued with a maturity of 93 days or less and overnight repurchase agreements collateralized by U.S. Treasury Obligations and/or cash as permitted by applicable legislation. Shares of the Fund are primarily intended to serve as reserves backing outstanding payment stablecoins. The Fund does not invest in stablecoins or in stablecoin issuers.
The Fund is a Government Money Market Fund, as defined by Rule 2a-7. As permitted by Rule 2a-7, the Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. The Fund invests at least 99.5% of its total assets in cash, government securities and repurchase agreements collateralized by cash or government securities.
For purposes of the Fund's investment policies, government securities generally means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be government securities for purposes of the Fund's investment policies.
The Fund invests in conformity with SEC rules and regulation requirements for money market funds for the quality, maturity, diversification and liquidity of investments. The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average life to maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. The Fund will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase. Eligible Securities include government securities and securities determined to present minimal credit risks by Invesco Advisers, Inc. (Invesco or the Adviser) pursuant to guidelines approved by the Fund's Board of Trustees (the Board).
In selecting securities for the Fund's portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield.
The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.
The Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average portfolio maturity or investing in other securities that are Eligible Securities for purchase by money market funds as described in the Fund’s Statement of Additional Information (SAI), in anticipation of or in response to adverse market, economic, political or other conditions. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.
The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.
For more information, see “Description of the Funds and Their Investments and Risks” in the Fund’s SAI.
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Use of Blockchain
The Fund's sub-transfer agent, Superstate, maintains the official record of ownership of Fund shares through a blockchain-integrated recordkeeping system, consisting of records maintained by Superstate in book-entry (off-chain) form together with corresponding digital representations of Fund shares recorded on one or more public blockchains that are used by the Fund's investors. Superstate is subject to oversight by the Fund's transfer agent, Invesco Investment Services, Inc. (“IIS”). Superstate's use of blockchain technology enables investors to submit transaction instructions (hereinafter referred to as “requests”) with respect to Fund shares using blockchain technology.
Ownership and transfer of the Fund's shares will be authenticated and recorded as a token on a permissionless, public blockchain (a “Designated Blockchain”) (i.e., “onchain”). As of the date of this Prospectus, the Designated Blockchains is Ethereum and in the future may include other supported networks, subject to eligibility and other requirements that the Adviser, Superstate or Fund may impose. Such additional Designated Blockchains would be disclosed to Fund shareholders. Records of ownership of Fund shares (not including personally identifiable information) will be viewable on the Designated Blockchain. Such blockchain records, together with an off-chain register associating wallet addresses with shareholder personal identifying information, will constitute the official shareholder register of the Fund and, in the absence of a technical failure of either of those systems, conclusively govern the record ownership of the shares. The blockchain-integrated recordkeeping system remains in the full and complete control of IIS through Superstate, who are responsible for maintaining the accuracy of such records.
A blockchain is a distributed, open ledger that digitally records transactions in a verifiable manner using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.
In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. Investors may, for their convenience and in their sole discretion, elect to use their own wallet if it is registered with Superstate. Each account, or “wallet,” is made up of at least two components: a public address and a private key. A private key controls the transfer or “spending” from its associated public address. A “wallet” is a collection of public addresses and their associated private key(s) and is used to facilitate sending digital or tokenized assets on a particular blockchain. Any blockchain wallet addresses for each Designated Blockchain that may hold Fund shares will be added to the list of addresses eligible to hold Fund shares (the “Allowlist”) associated with current shareholders and Allowlist participants. Each shareholder is responsible for their own blockchain wallet.
If a shareholder’s private key is lost or stolen, the shareholder should promptly contact Superstate by emailing clients@superstate.co. Upon receipt of notification from a shareholder, Superstate will contact the shareholder regarding the steps that Superstate will take to remediate the issue. Such action would include investigating the issue and, if appropriate, freezing the tokenized shares in the Fund shareholder's wallet, verifying the shareholder's legitimate ownership of Fund tokenized shares and/or verifying that the shareholder lost a private key. Superstate may isolate the particular tokenized shares, revoke such tokenized shares, re-authenticate a new wallet per the Fund's Allowlist procedures, and facilitate payment for revoked tokenized shares by federal wire on a best-efforts basis, where appropriate. Any new wallet added to the Allowlist may thereafter be used for future purchases and minting of new tokenized shares. To the extent any tokenized shares are revoked, such tokenized shares will be taken out of circulation through a token burn. Shareholders are responsible for securing their private key against loss or theft for their wallet where they hold Fund shares. In the event a private key is stolen, there is the possibility that a third party could transfer the shares and obtain the proceeds from the transfer, potentially leading to irreversible shareholder losses.
Superstate's investor portal is a two-way interface accessed through secure log-in between the shareholders and Allowlist participants and Superstate (“Investor Portal”) in which holdings can be viewed and prospective shareholder information can be provided, updated and reaffirmed. Prospective shareholders and Allowlist participants shall be responsible for ensuring all information provided within the Investor Portal is accurate and complete and access to the Investor Portal is limited to those authorized by the Fund shareholders and Allowlist participants. In the event of unauthorized actions occurring through the Investor Portal such actions must be disputed by the prospective shareholder and subject to the Adviser's discretion may be reversed.
The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund's shares, on the blockchain or the issuance of such an asset directly on the blockchain. Investors will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key.
Superstate utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated recordkeeping mechanism under the oversight of Superstate and IIS. To create and maintain this permissioned structure on a public blockchain, Superstate registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering/know your customer regulations). Permission is granted only to registered wallets, sometimes referred to as whitelisting, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with Superstate's policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets, the ability to freeze tokenized shares, and the ability to burn and re-mint tokenized shares to the extent that the shareholder has lost control of the wallet. These smart contracts are designed, deployed, and maintained by Superstate. In this manner, this permissioned system seeks to prevent transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.
The specific validation method used by any supported network may evolve over time, and the Fund does not control or operate the underlying blockchain networks, nor is it responsible in any way for them. Before investing in Fund shares on a particular blockchain, an investor should review the validation method, features and protections of the applicable blockchain.
Superstate implements security protocols to attempt to correct any errors in the blockchain registry of the Fund's shares and to remediate any potential unauthorized transactions. A transfer of tokenized shares to an Allow listed wallet effects a corresponding transfer of share ownership. All records that are maintained initially on the Designated Blockchain as part of the blockchain-integrated recordkeeping system are immutable. A near instantaneous archive of the complete blockchain-integrated records is available for download and review and could be leveraged for reconstitution
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or audit in the event that there is a technical issue, pause or failure (including due to fraud or theft). To the extent an erroneous or unauthorized transfer of shares occurs, holders are responsible for remediation. Superstate does not adjudicate or unilaterally reverse such transfers. A shareholder who believes a transfer was erroneous or unauthorized is responsible for resolving the matter with the transferee or through judicial or other legal process. Tokenized shares that are inaccessible due to lost access or if a court order is obtained will be eligible for Superstate to burn and reconstitute the corresponding shares to the transferring wallet; a shareholder could therefore lose some or all of its shares in connection with such a transfer.
Delays in transaction processing have occurred on the blockchain networks. Such a delay may occur because of, among other things, the inability of nodes to reach consensus on transactions or upgrades or changes to the applicable blockchain protocol. During a network delay, recording transactions in Fund Shares on the blockchain will not be possible and as such may cause discrepancies between the onchain record and the off-chain record maintained by Superstate. Reconciliations between the Fund's onchain and book-entry shareholder records will generally be performed on at least a daily basis. IIS and Superstate are able to conduct more frequent reconciliations as necessary. Resolution of any discrepancy in the book-entry and onchain shareholder records arising from such reconciliations may cause delays in processing shareholder transactions to allow time for investigation and resolution of the discrepancy. Should such a delay occur for an extended period, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) or to provide shareholders with a means to submit transaction requests on a different blockchain network approved for use by the Fund, in each case until such time as the applicable blockchain network has resumed normal operation. The Fund may choose to re-evaluate the suitability of a particular blockchain network for use by the Fund in the event of future or recurring delays, increases in transaction fees or for other reasons.
Superstate's use of a particular blockchain network should not be viewed as an endorsement of such blockchain network by the Fund, the Adviser nor Superstate, and neither the Fund, Adviser nor Superstate shall be responsible for any failures or malfunctions of any such network. Shareholders should carefully consider the risks, fees and security procedures of using a particular blockchain network and should conduct their own assessment of the suitability of such blockchain network for making an investment in shares of the Fund.
The maintenance of the records of Fund shares on the blockchain will not affect the Fund's investments in securities; the Fund will continue to invest in accordance with the requirements in Rule 2a-7 and the terms of this prospectus. The Fund will not invest in native digital assets, some of which are referred to as “cryptocurrencies”.
This discussion of blockchain-related features and risks in this prospectus is intended to provide a high-level overview tailored to the Fund's current operations and supported networks and does not purport to be a complete or exhaustive description of all risks, developments or considerations associated with distributed ledger technology, blockchain networks, smart contracts, or digital wallets. Additional information about the blockchain network used by Superstate and the risks of using this technology as described above are included in the Statement of Additional Information (SAI).
Risks
The principal risks of investing in the Fund are:
Money Market Fund Risk. You could lose money investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The share price of money market funds can fall below the $1.00 share price. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 share price at any time, including during periods of market stress. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Fund is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Fund may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Fund’s debt securities may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Fund, including its operations, universe of potential investment options, and return potential, and could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s transaction costs and potentially lower the Fund’s performance returns.
U.S. Treasury Obligations Risk. U.S. Treasury Obligations have historically involved minimal risk of loss of principal if held to maturity. Securities issued or guaranteed by the U.S. Treasury are backed by the full faith and credit of the United States, but are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that U.S. Treasury Obligations are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the Fund (e.g., Congressional debt ceiling impasses). Such non-payment could result in losses to and redemptions from the Fund and substantial negative consequences for the U.S. economy and the global financial system.
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Repurchase Agreements Risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. government securities.
Stablecoin Issuer Shareholder Transactions Risk. Shares of the Fund are expected to be held primarily by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Generally, stablecoins are a type of cryptocurrency that are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar, and stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. The risks of the Fund being held primarily by one or more stablecoin issuers includes:
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Although the Fund does not invest in stablecoins or stablecoin issuers, the assets of the Fund are expected to fluctuate depending on the creation (minting) of additional stablecoins or the redemption (burning) of outstanding stablecoins.
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Stablecoins may face periods of uncertainty and volatility that result in the potential for rapid or unexpected requests by one or more stablecoin issuers to redeem the Fund’s shares, which could adversely affect remaining Fund shareholders, the Fund's liquidity and yield, and the Funds ability to maintain a stable price per share. Such uncertainty or volatility may result from events that are not specifically related to a stablecoin issuer, such as changes in general market conditions, economic, technological or legal trends or changes to the laws or regulation of stablecoins, or events that are specifically related to a particular stablecoin issuer, such as uncertainty about the stablecoin issuer’s ability to maintain a consistent peg between the stablecoins issued to its customers and another asset, such as a fiat currency like the U.S. dollar.
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Because the Fund intends to invest only in certain eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the GENIUS Act, the Fund’s yield may be lower than other money market funds that are permitted to invest in a wider universe of investments.
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Future legislative or regulatory developments and uncertainties associated with the GENIUS Act, including, but not limited to, rulemaking pursuant to the GENIUS Act, may affect the investments or investment strategies available in connection with managing the Fund.
Large Shareholder Transactions Risk. Large transactions by shareholders can impact the Fund’s expense ratio, yield and potentially its net asset value. A large redemption of Fund shares by a large shareholder may have a negative effect on the Fund’s net asset value and yield, as the Fund may be forced to sell a large portion of its portfolio holdings at an inopportune time. A large redemption of Fund shares may also result in an increase in the Fund’s expense ratio, since a large redemption may result in the Fund’s current expenses being allocated over a smaller asset base. In order to be able to meet reasonably foreseeable requests for redemptions of Fund shares, the Fund may be required to consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. This may require the Fund to maintain sufficiently liquid assets in lower-yielding securities that are easier to sell, which may have a negative impact on the Fund’s yield. Similarly, a large purchase of Fund shares by a large shareholder may have a negative effect on the Fund’s yield, as the Fund may be unable to deploy a larger cash position into new investments as quickly as it could with a smaller cash position. Large transactions may also increase transaction costs. Because shares of the Fund are intended to be held by stablecoin issuers as reserves backing their outstanding payment stablecoins, this risk is heightened to the extent there is an event impacting multiple stablecoin issuers at the same time, or impacting stablecoins in general, that causes such investors to redeem their shares at the same time.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability and uncertainty, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crisis or other events may have a significant impact on the value of the Fund’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability to effectively implement the Fund’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as non-U.S. issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy, global financial markets as a whole and the securities to which the Fund has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Fund invests.
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Market Disruption Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the armed conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact the Fund’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.
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Yield Risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low or negative, the Fund may not be able to maintain a positive yield or pay Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value. Additionally, inflation may outpace and diminish investment returns over time. Recent and potential future changes in monetary policy made by central banks and/or their governments may affect interest rates.
Management Risk. The Fund is actively managed and depends heavily on the Adviser's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser's investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
Blockchain-Related Risks
Blockchain Technology Risk. Blockchain transactions that occur on the blockchain are susceptible to delays due to network outages, congestion, spikes in transaction fees demanded by miners or validators, or other problems or disruptions. Many blockchain networks, including the Ethereum network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. Moreover, in the past, flaws in the source code for blockchain networks have been exposed and exploited, including flaws that disabled some functionality for users, exposed users' personal information and/or resulted in the theft of users' digital assets. The Fund and its service providers' use of internet, technology and information systems (including mobile devices and cloud-based service offerings) may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Security breaches, computer malware, ransomware and computer hacking attacks have been a prevalent concern in relation to digital assets. A blockchain network's process for securely authenticating prior transactions could be compromised, or 'hacked,” which could allow an attacker to alter the blockchain and disrupt other blockchain users' ability to use the blockchain as a definitive transaction record. A digital “wallet” application or interface being hacked by a third party could result in unauthorized transfers of, or temporary loss of access to, a shareholder's tokenized shares, subject to the remediation procedures described under “Use of Blockchain.” There can be no assurance that any such incident can be remediated, and a shareholder could lose some or all of its shares.
The cryptography underlying blockchain networks could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography's efficacy becoming degraded. Blockchain networks may also undergo significant technological developments, like the Ethereum blockchain's change in September 2022 from proof-of-work mining to proof-of-stake validation. If less than a substantial majority of users, miners or validators, as applicable consent to a blockchain network's proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the blockchain network with one group running the pre-modified software and th other running the modified software. The effect of such a fork would be the existence of multiple versions of a blockchain running in parallel on separate networks using separate blockchain ledgers, yet lacking interchangeability.
Blockchain Governance and Regulatory Risk. Blockchain Governance and Regulatory Risk. The governance of a decentralized blockchain network, such as the Ethereum network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized blockchain network, which may stymie such network's utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized blockchain networks, such as the Ethereum network, are informally managed by a group of core developers that propose amendments to the relevant network's source code.
Regulation of digital assets, blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve varies significantly among international, federal, state and local ' jurisdictions and is subject to significant uncertainty. Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions related to digital assets and blockchain technology, which could directly or indirectly impact, perhaps to a materially adverse extent, the nature of an investment in Fund shares, the ability of shareholders to engage in transactions in Fund shares or the ability of the Fund to continue to operatethe Fund, and thus the Fund's shareholders.
Blockchain Transactions Risk. A shareholder who initiates a transaction on a blockchain network usually must pay “gas” (i.e., transaction fees) in order to validate a transaction, which are typically paid in the form of the native digital asset for the operation of such blockchain. For example, for transactions on the Ethereum network, shareholders must pay gas in the form of Ether. Within the Ethereum network, higher gas priced transactions are prioritized over lower gas priced transactions. The amount of the blockchain's digital asset that is required to pay the gas will vary from time to time dependent upon, among other things, the complexity or size of a particular transaction, congestion on the blockchain network, and the amount of the digital asset a user has indicated it is willing to pay to complete a particular transaction record. The specifics of these characteristics vary across blockchains. Congestion on a blockchain network may be due to increased transactions involving smart contracts that are unrelated to the Fund's shares, and the Fund cannot control such congestion. The time for a transaction to complete depends on how much gas is paid and how congested the blockchain network is. A shareholder who wishes to have a transaction processed faster should be aware that they may incur a higher transaction fee.
There is no limit on the gas price a transaction may need to complete in a timely manner. Rather, the shareholder is able to set a maximum gas price ceiling it is willing to pay to complete a transaction record. Within the a blockchain network, higher gas priced transactions are prioritized over lower gas priced transactions. The party that originates the transaction is required to pay the gas. If a trading party is unwilling or unable to pay for gas at a high enough rate, the transaction may not be completed in a timely manner. Additionally, an error in the smart contract minting the shares as d1g1tal tokens could result in unintended or uncontrolled gas usage which, if not limited by a shareholder through its wallet interface, may deplete the amount of the applicable digital asset held by such shareholder.
Redemption transactions or peer-to-peer transactions will require the shareholder to pay the gas fees. Therefore, if a shareholder does not maintain adequate assets in its wallet to pay for gas fees, it will not be able to engage in transactions on the blockchain. If a shareholder is unwilling or unable to pay for gas fees at a high enough rate, the transaction may fail or may not be completed in a timely manner. In some cases, this could mean that even where a shareholder initiates a redemption transaction before the Fund's cut-off time for redemption of the Fund's shares, the Fund may not receive such redemption request in good order before the cut-off time. In these cases, a redeeming shareholder would continue to be a shareholder in the Fund's shares (and subject to fluctuations in the value of the Fund's shares) until the Fund next determines its net asset value following the receipt of such redemption request in good order.
Sub-Transfer Agent Risk. There may be undiscovered technical flaws in Superstate's blockchain-integrated recordkeeping system or the
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underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.
The Investor Portal may be inaccessible, include inaccurate information or inadvertently carry-out unintended actions. The Investor Portal is subject to technical and operational risks that could cause it to be unavailable or be unreliable. The Investor information provided within the Investor Portal is represented and warranted to be accurate and is relied upon in evaluating eligibility, to the extent this information is false or misrepresented it could cause securities and regulatory risks. Access to the Investor Portal is protected through password and two-factor authentication. The Allowlist participant is responsible for ensuring only those authorized will have access. But, if compromised, the Allowlist participants may create potential unauthorized actions. In the event of unauthorized actions occurring through the Investor Portal such actions must be disputed within a reasonable time by the prospective shareholder and subject to the Adviser's discretion may be reversed.
Tokenized Security Experience Risk. There are a limited number of funds that maintain shares in the form of digital securities. Given the novel nature of this product, the Fund, Adviser, Transfer Agent, Sub- Transfer Agent and other service providers have relatively limited experience using blockchain technology to maintain records and facilitate transactions in the interests of digital securities of a registered fund. Accordingly, there may be an increased risk of errors or unauthorized transactions involving Fund shares. Any such errors or unauthorized transactions could adversely affect the Fund.
Portfolio Holdings
Information concerning the Fund's portfolio holdings as well as its dollar-weighted average portfolio maturity and dollar-weighted average life to maturity as of the last business day or subsequent calendar day of the preceding month will be posted on its website no later than five business days after the end of the month and remain posted on the website for six months thereafter.
A description of Fund policies and procedures with respect to the disclosure of Fund portfolio holdings is available in the SAI, which is available at www.invesco.com/us.

Fund Management
The Adviser(s)
Invesco serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1331 Spring Street, N.W., Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.
Sub-Advisers. Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI.
Adviser Compensation
The Adviser receives a fee from the Fund, calculated at the annual rate of 0.15% of average daily net assets.
The Adviser, Invesco Distributors, or one of their affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries for marketing support and/or administrative support. These marketing support payments and administrative support payments are in addition to the payments by the Fund described in this prospectus. Because they are not paid by the Fund, these marketing support payments and administrative support payments will not change the price paid by investors for the purchase of the Fund's shares or the amount that the Fund will receive as proceeds from such sales. In certain cases these cash payments could be significant to the financial intermediaries. These cash payments may also create an incentive for a financial intermediary to recommend or sell shares of the Fund to its customers. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of shares of the Fund or the provision of services to the Fund. Also, please see the Fund's SAI for more information about these types of payments.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement and investment sub-advisory agreements of the Fund will be available on the Fund's website and in the Fund's report filed on Form N-CSR for the Fund's next annual or semi-annual fiscal period.

Other Information
Dividends and Distributions
Invesco Stablecoin Reserves Onchain Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income.
Dividends
Invesco Stablecoin Reserves Onchain Fund generally declares and pays dividends from net investment income, if any, daily. Dividends and distributions are reinvested in the form of newly minted shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash.
Dividends are paid on settled shares of the Invesco Stablecoin Reserves Onchain Fund as of 5:00 p.m. Eastern Time (“Settlement Time”). If the Fund closes early on a business day, the Fund will pay dividends on settled shares at such earlier closing time. Generally, shareholders whose purchase orders have been accepted by the Fund prior to the Fund’s Settlement Time, or an earlier close time on any day that a Fund closes early, are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day or days of the Fund will include the net income accrued on such non-business day or days. Dividends and distributions are reinvested in the form of additional full and fractional shares at net asset value unless the shareholder has elected to have such dividends and distributions paid in cash. See “Pricing of Shares -Timing of Orders” for a description of the Fund’s business days.
Capital Gains Distributions
The Fund generally distributes net realized capital gains (including net short-term capital gains), if any, at least annually. The Fund does not expect to realize any long-term capital gains and losses.
10        Short-Term Investments Trust

Financial Highlights
Prior to the date of this prospectus, the Fund had not yet commenced operations; therefore, financial highlights are not available.
11        Short-Term Investments Trust

Shareholder Account Information
The Fund consists of one class of shares.
Purchasing Shares

Minimum Investments Per Fund Account
The minimum investments for the Fund are as follows:
Initial Investments Per Fund Account*	$10,000,000
Additional Investments Per Fund Account	No minimum
*
Invesco or an intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.
Shareholders will be required to pay “gas” fees in connection with shareholder-initiated transactions, including redemptions and peer-to-peer transactions. The Adviser, Superstate, or their affiliates will pay gas fees associated with share purchases (including as a result of dividend reinvestments).
How to Purchase Shares and Shareholder Eligibility
Invesco Stablecoin Reserves Onchain Fund
The Fund's shares may be purchased only by Allowlist participants directly through Superstate's Investor Portal. Fund shares will be issued in a Designated Blockchain, and may be purchased only by investors whose blockchain wallet addresses have been registered with, and verified by Superstate. The ownership and transfer of Fund Shares will be authenticated and recorded on the Designated Blockchain, subject to the transfer procedures and security protocols administered by Superstate under the oversight of IIS, including maintaining the list of Allowlist wallets and the ability to otherwise reject or suspend transfers of Fund shares.
Shares of the Fund are expected to be held primarily by one or more stablecoin issuers as all of a portion of the reserve assets that back the stablecoins issued to their customers. For Invesco Stablecoin Reserves Onchain Fund, you may purchase shares using one of the options below. Unless the Fund closes early on a business day, the Fund’s transfer agent will generally accept any purchase order placed until 5:00 p.m. Eastern Time on a business day. If the Fund closes early on a business day, the Fund’s transfer agent must receive your purchase order prior to such closing time. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.
Automatic Dividend and Distribution Investment
All of your dividends and distributions may be paid in cash or reinvested in the Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the Fund in the form of newly minted shares at net asset value. A third-party financial intermediary may provide for distributions to be paid in USDC.
The Fund’s shares are primarily intended to serve as reserves backing the outstanding payment stablecoins of payment stablecoin issuers. Stablecoin issuers are responsible for determining whether an investment in the Fund meets applicable regulatory requirements to which the issuer may be subject. The Fund will accept purchase orders in the form of USDC via a third-party financial intermediary.
Assets held outside of a Securities Investor Protection Corporation- (“SIPC”) member brokerage account, such as assets held in digital wallets, are not protected by SIPC. As a result, investors may not have the benefit of SIPC protection with respect to losses associated with their digital wallets, the custody of book-entry tokenized shares, or the failure, insolvency, cybersecurity breach, operational disruption or other misconduct of a third-party wallet provider. Accordingly, if a digital wallet provider experiences a business failure, cybersecurity incident, theft, operational error or other disruption, investors may suffer losses, delays in accessing or transferring book-entry tokens, or other adverse consequences that may not be recoverable through SIPC. Investors are solely responsible for evaluating the risks associated with the use of digital wallets and any third-party wallet provider
Purchase Options
	Opening An Account	Adding To An Account
Online Through the Investor Portal	Open your account as described above.
Complete the appropriate
agreement in the Investor Portal.
Once your request for this option
has been processed, we will provide
instructions needed to log in to
place your order through the
Investor Portal.

Redeeming Shares
Redemption Fees
Your broker or financial intermediary may charge service fees for handling redemption transactions. Shareholders will be required to pay “gas” fees in connection with redemption transactions.
How to Redeem Shares
Invesco Stablecoin Reserves Onchain Fund
Through the Investor Portal	The Fund’s sub-transfer agent must receive instructions through the Investor Portal before 5:00 p.m. Eastern Time on a business day in order to effect the redemption on that day.

Payment of Redemption Proceeds
All redemption orders are processed at the net asset value next determined after the Fund’s sub-transfer agent receives a redemption request in good order.
Invesco Stablecoin Reserves Onchain Fund
The Fund’s sub-transfer agent will normally wire payment for redemptions received prior to 5:00 p.m. Eastern Time on the business day received, and in any event no more than seven days, after your redemption request is received in good order. If the Fund’s sub-transfer agent receives a redemption request on a business day after 5:00 p.m. Eastern Time, the redemption will be effected at the net asset value of the Fund determined on the next business day, and the Fund’s sub-transfer agent will normally wire redemption proceeds on such next business day, and in any event no more than seven days, after your redemption request is received in good order. A third-party financial intermediary may provide for redemption proceed to be paid in the form of USDC.
If the Fund exercises its discretion to close early on a business day, as described in the “Pricing of Shares—Timing of Orders” section of this prospectus, the Fund may not provide same day settlement of redemption orders.
Dividends payable up to the date of redemption on redeemed shares will normally be paid or reinvested on the next dividend payment date. However, if all of the shares in your account were redeemed, the dividends payable up to the date of redemption will normally accompany the proceeds of the redemption. You may request the transfer agent hold the dividends earned through the redemption date as accruals that will be paid or reinvested on the next dividend payment date. A third-party financial intermediary may provide for distributions to be paid in USDC.
Suspension of Redemptions
In the event that a Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest 1%, has deviated from the stable price established by the Fund’s Board of Trustees (“Board”) or the Board, including a majority of trustees who are not interested persons as defined in the 1940 Act, determines that such a deviation is likely to occur, and the
A-1        The Invesco Funds
INSTCL—11/26

Board, including a majority of trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund, the Fund’s Board has the authority to suspend redemptions of Fund shares.
USDC Conversions:
Purchase and redemption orders and payment of redemption proceeds may be made in the form of USDC via a third-party financial intermediary. USDC is fully backed by highly liquid cash and cash-equivalent assets and is a type of token that is referred to as a “stablecoin” and/or “digital dollar.” The timing and terms of such conversions, including any applicable tax considerations, are determined in accordance with the applicable financial intermediary or service provider's own separate onboarding processes, terms of use and other policies and procedures and risk disclosures, which investors should carefully review prior to utilizing such services.
The USDC conversion service is outside of the Fund's and Superstate's control. Investors electing to use these services bear the risks associated with USDC and the conversion and delivery process, including changes in the relative value of USDC and the U.S. dollar, conversion or transaction fees, processing delays, service unavailability, transaction failure, blockchain network conditions, and the acts or omissions of the third-party financial intermediary or other service providers. The third-party financial intermediary is not an agent of the Fund, and the Fund does not control or guarantee the conversion services. The Fund is not responsible for the conversion rate, timing, or successful delivery of USDC or for losses arising after subscription assets are transferred for conversion and before U.S. dollars are received by the Fund, or after U.S. dollar redemption proceeds are transmitted by the Fund for conversion. For example, a delay in processing a conversion as part of an investor's purchase of Fund shares could cause such investor to miss the order cut-off time to be eligible to receive a distribution.
Liquidity Fees
As a “Government Money Market Fund” under Rule 2a-7, Invesco Stablecoin Reserves Onchain Fund is not subject to discretionary liquidity fee requirements on fund redemptions which might apply to other types of funds. In conformance with Rule 2a-7, the Board has reserved its ability to change this policy with respect to discretionary liquidity fees, but such change would only become effective after shareholders were provided with specific advance notice of a change in the Fund’s policy and have the opportunity to redeem their shares before the policy change became effective.
Redemptions by Large Shareholders
At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains and may also increase transaction costs and/or increase in the Fund’s expense ratio. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request up to seven days to provide the investment manager with time to determine if the Fund can redeem the request-in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.
Redemptions Initiated by the Fund
If a Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.
Neither a Fund nor its investment adviser will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Rights Reserved by the Fund
Each Fund and its agent reserve the right at any time to:
■
reject or cancel all or any part of any purchase order;
■
modify any terms or conditions related to the purchase or redemption of shares of any Fund; or
■
suspend, change or withdraw all or any part of the offering made by this prospectus.
Peer-to-Peer Transfers
An investor who desires to engage in a peer-to-peer transfer of Fund shares is solely responsible for identifying counterparties for such transfers. Neither the Fund, the Adviser, the Transfer Agent, nor the Sub-Transfer Agent will arrange, match, broker, or otherwise facilitate contact between transferors and transferees.
Fund shares may be transferred in peer-to-peer transactions from one shareholder wallet to another current shareholder wallet on the Designated Blockchain. A record of completed peer-to-peer transactions is viewable on the blockchain due to being recorded by the Sub-Transfer Agent’s blockchain-based recordkeeping system. Before transferring Fund shares, you (as the transferor) and the potential transferee must each be an Allowlist participant with an active account registered with the Sub-Transfer Agent, which includes undergoing anti-money laundering/know your customer-related reviews.
The Fund imposes no minimum number of Fund shares required to effect a transfer. The relevant blockchain will, however, generally impose a minimum fractional token size, which, in practice could impose a minimum number of shares that can be transferred in a peer-to-peer transaction.
Fund shares will be coded such that they can only be transferred to wallets that are eligible Allowlist participants according to the Sub-Transfer Agent. Peer-to-peer transfers of Fund shares can occur at any time on any given day, including outside of the Fund’s normal business hours. Such transfers are completed upon transaction confirmation on the relevant blockchain. A transferee will become a registered owner of Fund shares at the time such Fund shares are transferred to their wallet, which may occur intra-day or on days or at times when the Fund is closed for business. A transferee will be entitled to receive dividends with respect to Fund shares so long as the transferee is the record owner of the share at 5:00 p.m. Eastern Time. To the extent a peer-to-peer transfer occurs after 5:00 p.m. Eastern Time on a given day, a transferee’s right to receive dividends with respect to a share will not begin until the following day.
The Fund has no ability to control or monitor the price at which peer-to-peer transfers of Fund shares occur, and such transfers may be executed at prices that differ from the Fund’s then-current NAV. Engaging in peer-to-peer transfers may, in certain circumstances, have legal and tax implications for those investors under the federal securities laws or otherwise. This prospectus does not designate any person as authorized to consummate transactions in Fund shares. In addition, as of the date of this prospectus, no person other than the Distributor is authorized by the Fund to act as a dealer in Fund shares and no person is permitted to so act without the express written authorization of the Fund.
An Allowlist participant investor must be aware of other whitelisted investors who are available to enter into peer-to-peer transfers and neither the Fund nor the Sub-Transfer Agent will play any role in connecting transferors and transferees or setting the terms on which they transact. There may be relatively few investors to whom shares can be transferred in a peer-to-peer transfer, and thus there may be limited to no liquidity in Fund shares through peer-to-peer transfers. The Fund may, in its sole discretion, limit the ability of shareholders to transact on a peer-to-peer basis, including, for example, during periods where the Fund has determined to suspend redemptions in accordance with applicable law.
Peer-to-peer transfers do not constitute a public trading market and Fund shares will not be listed for trading on any such market, including a national securities exchange or an alternative trading system operating by a registered broker that is subject to Regulation ATS. Neither the blockchain nor any platform maintained by the Fund or the Sub-Transfer Agent will provide a display of bids or offers for tokenized shares or provide any functionality for order matching. The Sub-Transfer Agent cannot ensure the
A-2        The Invesco Funds

reliability of any transfer of other assets negotiated in connection with peer-to-peer transfers.
Designated Blockchain networks on which a peer-to-peer transfer is recorded may impose transaction fees to execute the transaction on the network. These fees are typically paid in the native digital asset for the operation of the blockchain network. With respect to peer-to-peer transfers (including wallet-to-wallet transfers by the same person), the parties engaged in such transactions will be responsible for any applicable blockchain transaction fees (e.g., gas fees).
You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of Fund shares.
Pricing of Shares
Determination of Net Asset Value
Invesco Stablecoin Reserves Onchain Fund
The price of the Fund’s shares is the Fund’s net asset value per share. Invesco Stablecoin Reserves Onchain Fund will generally determine the net asset value of its shares as of 5:00 p.m. Eastern Time.
If the Fund closes early on a business day, as described below under “Pricing of Shares—Timing of Orders”, the Fund will calculate its net asset value as of the time of such closing.
The Fund values portfolio securities on the basis of amortized cost, which approximates market value. This method of valuation is designed to enable a Fund to price its shares at $1.00 per share. The Fund cannot guarantee its net asset value will always remain at $1.00 per share.
Timing of Orders
The Fund opens for business at 7:30 a.m. Eastern Time. The Fund prices purchase and redemption orders on each business day at the net asset value calculated after the Fund’s transfer agent receives an order in good form. Shares of the Fund will also generally be priced throughout the day for the purpose of fulfilling intra-day purchase or redemption order.
A business day is any day that (1) both the Federal Reserve Bank of New York and the Fund’s custodian are open for business and (2) the primary trading markets for the Fund’s portfolio instruments are open and the Fund’s management believes there is an adequate market to meet purchase and redemption requests. The Fund is authorized not to open for trading on a day that is otherwise a business day if the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading; any such day will not be considered a business day. The Fund also may close early on a business day if the SIFMA recommends that government securities dealers close early.
The Fund may postpone the right of redemption under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.
Thirty minutes prior to the Fund’s net asset value determination, Invesco Stablecoin Reserves Onchain Fund may, in its discretion, limit or refuse to accept purchase orders and may not provide same-day payment of redemption proceeds.
If the Fund closes early on a business day, as described in this section, the Fund will calculate its net asset value as of the time of such closing.
Currently, certain financial intermediaries may serve as agents for the Fund and accept orders on its behalf. Where a financial intermediary serves as agent, the order is priced at the Fund’s net asset value next calculated after it is accepted by the financial intermediary. In such cases, if requested by a Fund, the financial intermediary is responsible for providing information with regard to the time that such order for purchase, redemption or exchange was received. Orders submitted through a financial intermediary that has not received authorization to accept orders on a Fund’s behalf are priced at the Fund’s net asset value next calculated by the Fund after it receives the order from the financial intermediary and accepts it, which may not occur on the day submitted to the financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Board of the Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the Fund’s shares. The Board does not believe that it is appropriate to adopt any such policies and procedures for the following reasons:
■
The Fund is offered to investors as a cash management vehicle; therefore, investors should be able to purchase and redeem shares regularly and frequently.
■
One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of a Fund will be detrimental to the continuing operations of the Fund.
■
The Fund’s portfolio securities are valued on the basis of amortized cost, and the Fund seeks to maintain a constant net asset value. As a result, the Fund is not subject to price arbitrage opportunities.
■
Because the Fund seeks to maintain a constant net asset value, investors are more likely to expect to receive the amount they originally invested in the Fund upon redemption than other mutual funds. Imposition of redemption fees would run contrary to investor expectations.
As the Fund’s shares are intended to serve as reserves backing the outstanding payment stablecoins of permitted payment stablecoin issuers, purchases and redemptions of the Fund by stablecoin issuers are generally driven by the creation (minting) of additional stablecoins or the redemption (burning) of such stablecoins.
The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the Fund must maintain additional cash and/or securities with shorter-term durations than may otherwise be required, the Fund’s yield could be negatively impacted.
Moreover, excessive trading activity in the Fund’s shares may cause the Fund to incur increased brokerage and administrative costs.
The Fund and its agent reserve the right at any time to reject or cancel any part of any purchase order. This could occur if the Fund determines that such purchase may disrupt the Fund’s operation or performance.
Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:
Fund Tax Basics
■
A Fund earns income generally in the form of interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable to you as ordinary income.
■
Distributions of net short-term capital gains are taxable to you as ordinary income. Because a Fund is a money market fund, it does not anticipate realizing any long-term capital gains.
■
None of the dividends paid by a Fund will qualify as qualified dividend income subject to reduced rates of taxation in the case of non-corporate shareholders.
■
Distributions declared to shareholders with a record date in October, November or December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■
Any capital gains realized from redemptions of Fund shares will be subject to federal income tax. Because the Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale of Fund shares (unless the investor incurs a liquidity fee on such sale). See, “Liquidity Fees.”
A-3        The Invesco Funds

■
By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
■
You will not be required to include the portion of dividends paid by a Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
■
Fund distributions and gains from sale of your Fund shares generally are subject to state and local income taxes.
■
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to an investment in a Fund.
■
Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
■
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject of future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.
The above discussion concerning the taxability of Fund dividends and distributions and of redemptions of Fund shares is inapplicable to investors that generally are exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.
This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.
A-4        The Invesco Funds

Obtaining Additional Information
More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into this prospectus (is legally a part of this prospectus). When available, annual and semi-annual reports to shareholders will contain additional information about the Fund’s investments. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. The Fund will also file its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP.
If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of the Fund’s current SAI, annual or semi-annual reports or Form N-MFP, please contact us.

By Email:	clients@superstate.co
On the Internet:	You can send us a request by e-mail or download prospectuses, SAIs, annual or semi-annual reports, or financial statements via our website: www.invesco.com/us
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Invesco Stablecoin Reserves Onchain Fund SEC 1940 Act file number: 811-02729

invesco.com/us	CM-STIT-PRO-10

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION — DATED October 21, 2026

STATEMENT OF ADDITIONAL INFORMATION
Dated November 13, 2026
Short-Term Investments Trust
This Statement of Additional Information (the SAI) relates to the portfolio (the Fund) of Short-Term Investments Trust (the Trust) listed below.
Fund
Invesco Stablecoin Reserves Onchain Fund	IROXX
This SAI is not a Prospectus, and it should be read in conjunction with the Prospectus for the Fund listed above. When issued, you may obtain, without charge, a copy of any Prospectus, shareholder report, and/or financial statements for the Fund listed above by sending a request by e-mail or download via our website:
or by email: clients@superstate.co
or on the Internet: www.invesco.com/us
Any reference to the term “Fund” throughout this SAI refers to the Fund named above unless otherwise indicated.
CM-STIT-SOAI-2

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

i

ii

GENERAL INFORMATION ABOUT THE TRUST
Fund History
Short-Term Investments Trust (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company. The Trust was originally organized on January 24, 1977 as a Maryland corporation and had no operations prior to November 10, 1980. The Trust re-organized as a Commonwealth of Massachusetts business trust on December 31, 1986. The Trust was again reorganized as a business trust under the laws of the State of Delaware on October 15, 1993. Under the Trust’s Agreement and Declaration of Trust, as amended, (the Trust Agreement), the Board of Trustees of the Trust (the Board) is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.
Shares of Beneficial Interest
Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust, in accordance with any applicable provisions of the Trust Agreement and applicable law, subject in certain circumstances to a contingent deferred sales charge, if applicable.
The Trust allocates cash and property it receives from the issue or sale of shares, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, to the Fund, subject only to the rights of creditors of the Fund. These assets constitute the assets belonging to the Fund, are segregated on the Trust’s books, and are charged with the liabilities and expenses of the Fund and its respective classes. The Trust allocates any general liabilities and expenses of the Trust not readily identifiable as belonging to the Fund primarily on the basis of relative net assets or other relevant factors, subject to oversight by the Board.
Each share of the Fund represents an equal pro rata interest in the Fund with each other share and is entitled to dividends and other distributions with respect to the Fund, which may be from income, capital gains, capital or distributions in kind, as declared by the Board.
Each class of shares of the Fund represents a proportionate undivided interest in the net assets belonging to that Fund. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund allocable to such class available for distribution after satisfaction of, or reasonable provision for, the outstanding liabilities of the Fund allocable to such class.
The Trust Agreement provides that each shareholder, by virtue of having become a shareholder of the Trust, is bound by terms of the Trust Agreement and the Trust’s Bylaws. Ownership of shares does not make shareholders third party beneficiaries of any contract entered into by the Trust.
The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of the Fund or class will be held for any purpose determined by the Board, including from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.
The Trust Agreement provides that the Board may authorize, among other things, (i) a merger, consolidation or sale of assets (including, but not limited to, mergers, consolidations or sales of assets between two Funds, or between the Fund and a series of any other registered investment company), (ii) the combination of two or more classes of shares of the Fund into a single class, (iii) the conversion of shares of the Fund into beneficial interest in another statutory trust or series thereof, and (iv) the exchange of shares of the Fund under or pursuant to any state or federal statute to the extent permitted by law, each without shareholder approval but subject to applicable requirements under the 1940 Act and state law.
Each share of the Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of the Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses, as applicable.

Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of the Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of the Fund or class is required. Shareholders of the Fund or class are not entitled to vote on any matter which does not affect the Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of the Fund is the approval of the advisory agreement with Invesco Advisers, Inc. (the Adviser or Invesco).
When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Shares do not have cumulative voting rights in connection with the election of Trustees or on any other matter.
Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder personal liability for the debts, liabilities, obligations and expenses of the Trust and requires that every undertaking of the Trust or the Board relating to the Trust or the Fund include a recitation limiting such obligation to the Trust and its assets or to the Fund and the assets belonging thereto. The Trust Agreement provides for indemnification out of the property of the Fund (or class, as applicable) for all losses and expenses of any shareholder of such Fund held personally liable solely on account of being or having been a shareholder.
The trustees and officers of the Trust, when acting in such capacity, will not be personally liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust or the Fund (Disabling Conduct). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments, fines or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers with Fund assets. The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.
The Trust Agreement provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, or an expert on any topic or in any area (including an audit committee financial expert), or in any other special appointment will not be subject to any greater standard of care or liability because of such position.
The Trust Agreement provides a detailed process for the bringing of derivative actions by shareholders. A shareholder may only bring a derivative action on behalf of the Trust if certain conditions are met. Among other things, such conditions: (i) require shareholder(s) to make a pre-suit demand on the Trustees (unless such effort is not likely to succeed because a majority of the Board or the committee established to consider the merits of such action are not independent Trustees under Delaware law); (ii) require 10% of the beneficial owners to join in the pre-suit demand, or if a pre-suit demand is not required, require 10% of beneficial owners to join in the demand for the Board to commence such action; (iii) afford the Trustees a reasonable amount of time to consider the request and investigate the basis of the claims (including designating a committee to consider the demand and hiring counsel or other advisers); and (iv) may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. These conditions generally are intended to provide the Trustees with the ability to pursue a claim if they believe doing so would be in the best interests of the Trust and its shareholders and to preclude the pursuit of claims that the Trustees determine to be without merit or otherwise not in the Trust’s best interest to pursue. Insofar as the federal securities laws supersede state law, these provisions do not apply to shareholder derivative claims that arise under the federal securities laws.
The Trust Agreement also generally requires that actions by shareholders in connection with or against the Trust or the Fund be brought only in certain Delaware courts, provided that actions arising under the U.S. federal securities laws are required to be brought in the United States District Court for the District of Delaware and that the right to jury trial be waived to the fullest extent permitted by law. These provisions may result in increased shareholder costs in pursuing a shareholder derivative claim and/or may limit a shareholder's ability to bring a claim in a different forum.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Trust Agreement and Trust’s Bylaws, as periodically amended and/or restated.
Share Certificates
Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
Classification
The Trust is an open-end management investment company. The Fund is classified as "diversified" for purposes of the 1940 Act and managed in accordance with Rule 2a-7 under the 1940 Act.
Blockchain Technology Uses and Risks
This sub-section titled "Blockchain Technology Uses and Risks" applies only to the Invesco Stablecoin Reserves Onchain Fund and not to the other series of the Trust. This discussion of blockchain-related features and risks in this SAI is intended to provide a high-level overview tailored to the Fund’s current operations and supported networks and does not purport to be a complete or exhaustive description of all risks, developments or considerations associated with distributed ledger technology, blockchain networks, smart contracts, or digital wallets.
Use of Blockchain Technology.
The Fund uses blockchain technology to provide a means for investors to submit transaction instructions (hereinafter referred to as “requests”) with respect to Fund shares using the blockchain. The Fund’s sub-transfer agent, Superstate Services LLC ("Superstate" or the “Sub-Transfer Agent”), subject to oversight by the Fund's transfer agent, maintains the official record of ownership of Fund shares through a blockchain-integrated recordkeeping system, consisting of records maintained by Superstate in book-entry (off-chain) form together with corresponding digital representations of Fund shares recorded on one or more public blockchains that are used by the Fund’s investors. Superstate is subject to oversight by the Fund's transfer agent, Invesco Investment Services, Inc. ("IIS"). Superstate’s use of blockchain technology enables investors to submit transaction instructions (hereinafter referred to as “requests”) with respect to Fund shares using blockchain technology.
Ownership and transfer of the Fund’s shares will be authenticated and recorded as a token on a permissionless, public blockchain (a "Designated Blockchain"). The Designated Blockchain(s) and conditions for such eligibility are discussed further in the Fund's Prospectus. Records of ownership of Fund shares (not including personally identifiable information) will be viewable on the Designated Blockchain. Such blockchain records, together with an off-chain register associating wallet addresses with shareholder personal identifying information, will constitute the official shareholder register of the Fund and, in the absence of a technical failure of either of those systems, conclusively govern the record ownership of the shares. The blockchain-integrated recordkeeping system remains in the full and complete control of IIS through Superstate, who are responsible for maintaining the accuracy of such records.
Any blockchain wallet addresses for each Designated Blockchain that may hold Fund shares, which will be added to the list of addresses of the Fund eligible to hold Fund shares (the "Allowlist") associated with current shareholders and Allowlist participants. Each shareholder is responsible for their own blockchain wallet.
A blockchain is a distributed, open ledger that digitally records transactions in a verifiable manner using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.
In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. Investors may, for their convenience and in their sole discretion, elect to use their own wallet if it is registered with Superstate. Each account, or “wallet,” is made up of at least two components: a public address and a private key. A private key controls the transfer or “spending” from its associated public address. A “wallet” is a collection of public addresses and their associated private key(s). and is used to facilitate sending digital or tokenized assets on a particular blockchain.
Superstate's investor portal is a two-way interface accessed through secure log-in between the shareholders and Allowlist Participants and Superstate ("Investor Portal") in which holdings can be viewed and Prospective Shareholder information can be provided, updated and reaffirmed. Prospective shareholders and Allowlist Participants shall be responsible for ensuring all information provided within the Investor Portal is accurate and complete and access to the Investor Portal is limited to those authorized by the Fund shareholders and Allowlist Participants. In the event of unauthorized actions occurring through the Investor Portal such actions must be disputed by the prospective Shareholder and subject to the Adviser's discretion may be reversed.
The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund's shares, on the blockchain or the issuance of such an asset directly on the blockchain. Investors will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key.
Superstate utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on a public blockchain, Superstate registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as whitelisting and in this case being added to the “Allowlist”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with Superstate’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and the ability to freeze tokenized shares, and the ability to burn and re-mint tokenized shares to the extent that the shareholder has lost control of the wallet. These smart contracts are designed, deployed, and maintained by Superstate. In this manner, this permissioned system seeks to prevent transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless
The specific validation method used by any supported network may evolve over time, and the Fund does not control or operate the underlying blockchain networks, nor is it responsible in any way for them. Before investing in Fund shares on a particular blockchain, an investor should review the validation method, features and protections of the applicable blockchain.
The maintenance of the records of Fund shares on the blockchain will not affect the Fund’s investments in securities; the Fund will continue to invest in accordance with the requirements in Rule 2a-7 and the terms of this SAI. The Fund will not invest in native digital assets, some of which are referred to as "cryptocurrencies". This discussion of blockchain-related features and risks in this SAI is intended to provide a high-level overview tailored to the Fund’s current operations and supported networks and does not purport to be a complete or exhaustive description of all risks, developments or considerations associated with distributed ledger technology, blockchain networks, smart contracts, or digital wallets. Additional information about the blockchain network used by Superstate and the risks of using this technology as described above are included later in this SAI.
Blockchain Technology Risk
Blockchain transactions that occur on the blockchain are susceptible to delays due to network outages, congestion, spikes in transaction fees demanded by miners or validators, or other problems or disruptions. Many blockchain networks, including the Ethereum network, face significant scaling challenges due to the fact that public blockchains generally face a tradeoff between security and scalability. One means through which public blockchains achieve security is decentralization, meaning that no intermediary is responsible for securing and maintaining these systems. Moreover, in the past, flaws in the source code for blockchain networks have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The Fund and its service providers’ use of internet, technology and information systems (including mobile devices and cloud-based service offerings) may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Security breaches, computer malware, ransomware and computer hacking attacks have been a prevalent concern in relation to digital assets. A blockchain network's process for securely authenticating prior transactions could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and disrupt other blockchain users' ability to use the blockchain as a definitive transaction record. A digital “wallet” application or interface being hacked by a third party could result in unauthorized transfers of, or temporary loss of access to, a shareholder's tokenized shares, subject to the remediation procedures described under "Use of Blockchain." There can be no assurance that any such incident can be remediated, and a shareholder could lose some or all of its shares. The cryptography underlying blockchain networks could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography’s efficacy becoming degraded.
Blockchain networks may also undergo significant technological developments, like the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. If less than a substantial majority of users, miners or validators, as applicable consent to a blockchain network's proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of the blockchain network, with one group running the pre‑modified software and the other running the modified software. The effect of such a fork would be the existence of multiple versions of a blockchain running in parallel on separate networks using separate blockchain ledgers, yet lacking interchangeability.
Blockchain Governance and Regulatory Risk
The governance of a decentralized blockchain network, such as the Ethereum network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized blockchain network, which may stymie such network’s utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized blockchain networks, such as the Ethereum network, are informally managed by a group of core developers that propose amendments to the relevant network’s source code.
Regulation of digital assets, blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty. Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions related to digital assets and blockchain technology, which could directly or indirectly impact, perhaps to a materially adverse extent, the nature of an investment in Fund shares, the ability of shareholders to engage in transactions in Fund shares or the ability of the Fund to continue to operate.
Blockchain Transactions Risk
A Shareholder who initiates a transaction on a blockchain network usually must pay "gas" (i.e., transaction fees) in order to validate a transaction. The amount of the blockchain's digital asset that is required to pay the gas will vary from time to time dependent upon, among other things, the complexity or size of a particular transaction, congestion on the blockchain network, and the amount of the digital asset a user has indicated it is willing to pay to complete a particular transaction record. The specifics of these characteristics vary across blockchains. For example, for transactions on the Ethereum network, shareholders must pay gas in the form of Ether. Within the Ethereum network, higher gas priced transactions are prioritized over lower gas priced transactions. Congestion on a blockchain network may be due to increased transactions involving smart contracts that are unrelated to the shares, and the Fund cannot control such congestion. The time for a transaction to complete depends on how much gas is paid and how congested the blockchain network is. A Shareholder who wishes to have a transaction processed faster should be aware that they may incur a higher transaction fee.
There is no limit on the gas price a transaction may need to complete in a timely manner. Rather, the Shareholder is able to set a maximum gas price ceiling it is willing to pay to complete a transaction record. Within a blockchain network, higher gas priced transactions are prioritized over lower gas priced transactions. The party that originates the transaction is required to pay the gas. If a trading party is unwilling or unable to pay for gas at a high enough rate, the transaction may not be completed in a timely manner. Additionally, an error in the smart contract minting the shares as tokenized shares could result in unintended or uncontrolled gas usage which, if not limited by a Shareholder through its wallet interface, may deplete the amount of the applicable digital asset held by such Shareholder. In addition, validators on proof of stake networks like Ethereum may engage in maximal extractable value strategies, whereby they reorder, insert or censor transactions within a block to extract additional profit, which may result in increased transaction costs, failed or delayed transactions or other adverse consequences for the Fund.
At this time, for transactions relating to purchases of shares and dividend distributions, transaction fees will be the responsibility of the Adviser, Superstate, or their affiliates and shareholders will not be required to purchase any native digital asset to transact on the applicable network. In the future, investors may be responsible for these fees, for some or all of their transactions involving the Fund’s shares.
Redemption transactions or peer-to-peer transactions will require the shareholder to pay the gas fees. Therefore, if a shareholder does not maintain adequate assets in its wallet to pay for gas fees, it will not be able to engage in transactions on the blockchain. If a shareholder is unwilling or unable to pay for gas fees at a high enough rate, the transaction may fail or may not be completed in a timely manner. In some cases, this could mean that even where a shareholder initiates a redemption transaction before the Fund’s cut-off time for redemption of the Fund’s shares, the Fund may not receive such redemption request in good order before the cut-off time. In these cases, a redeeming shareholder would continue to be a shareholder in the Fund’s shares (and subject to fluctuations in the value of the shares) until the Fund next determines its net asset value following the receipt of such redemption request in good order.
Lastly, there may be undiscovered technical flaws in Superstate's blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. All records that are maintained initially on the Designated Blockchain as part of the blockchain-integrated recordkeeping system are immutable. A near instantaneous archive of the complete blockchain-integrated records is available for download and review and could be leveraged for reconstitution or audit in the event that there is a technical issue, pause or failure (including due to fraud or theft). Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.
The Investor Portal may be inaccessible, include inaccurate information or inadvertently carry-out unintended actions. The Investor Portal is subject to technical and operational risks that could cause it to be unavailable or be unreliable. The Investor information provided within the Investor Portal is represented and warranted to be accurate and is relied upon in evaluating eligibility, to the extent this information is false or misrepresented it could cause securities and regulatory risks. Access to the Investor Portal is protected through password and two-factor authentication. The Allowlist participant is responsible for ensuring only those authorized will have access. But, if compromised, the Allowlist participants may create potential unauthorized actions. In the event of unauthorized actions occurring through the Investor Portal such actions must be disputed within a reasonable time by the prospective shareholder and subject to the Adviser's discretion may be reversed.
Blockchain Network Suitability Risk
If transaction confirmation fees become too high, the marketplace may be reluctant to use Ethereum or another blockchain. This may result in decreased usage and limit expansion of such blockchain network in the retail, commercial and payments space Conversely, if the reward for validators or the value of the transaction fees is insufficient to motivate validators, they may cease to validate transactions. Ultimately, if the costs of validating transactions grow disproportionately, validators may operate at a loss, transition to other networks, or cease operations altogether. Each of these outcomes could, in turn, slow transaction validation and usage, which could have a negative impact on the Designated Blockchain.
As a result of Ethereum’s fee burning mechanism, the incentives for validators to validate transactions with higher gas fees are reduced, since those validators would not receive those gas fees. An acute cessation of validator operations would reduce the collective processing power on the Ethereum network or any other Designated Blockchain Network, which would adversely affect the transaction verification process by temporarily decreasing the speed at which blocks are added to the blockchain and make the blockchain more vulnerable to a malicious actor obtaining control in excess of 50% of the processing power on the blockchain. Reductions in processing power could result in material, though temporary, delays in transaction confirmation time. Any reduction in confidence in the transaction verification process or may adversely impact the Adviser's ability to operate the Fund.
The governance of a decentralized blockchain network, such as the Ethereum network, is by voluntary consensus and open competition. As a result, there may be a lack of consensus or clarity on the governance of any particular decentralized blockchain network, which may stymie such network’s utility and ability to grow and face challenges. The foregoing notwithstanding, the protocols for some decentralized blockchain networks, such as the Ethereum network, are informally managed by a group of core developers that propose amendments to the relevant network’s source code. Core developers’ roles evolve over time, largely based on self determined participation. If a significant majority of nodes, users and validators adopt amendments to a decentralized network based on the proposals of such core developers, such network will be subject to new protocols that may adversely affect the value of the relevant digital asset.
The open-source structure of the Ethereum network protocol and most other blockchain network protocols means that the core developers and other contributors are generally not directly compensated for their contributions in maintaining and developing a blockchain network protocol. A failure to properly monitor and upgrade such blockchain network protocol could damage the applicable blockchain network.
Blockchain Operational Risk

Digital assets rely on blockchains for records of ownership. As a result, the digital assets are subject to a number of reliability and security risks attendant to blockchain and distributed ledger technology, including malicious attacks seeking to identify and exploit weaknesses in the software. As with any computer network, blockchain networks contain certain flaws. The blockchains on which ownership of digital assets, such as Fund Shares, are recorded, and the digital assets themselves, may be the target of malicious cyberattacks or may contain exploitable flaws in their underlying code, which may result in security breaches, the loss or theft of digital assets. For example, the Ethereum network is vulnerable to several types of attacks. These potential attacks include:
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“˃33% attack” where, if a validator or group of validators were to gain control of more than 33% of the staked ether, a malicious actor could cause a temporary fork in the blockchain. This is believed to be temporary, as the Ethereum network’s inactivity leak would be expected to eventually penalize the attacker enough for the chain to finalize again (i.e., the honest majority would be expected to reclaim 2/3rd stake as the attacker’s stake is penalized). However, it is not believed that with 33% control, a malicious actor could engage in double-spending or fraudulent block propagation.
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“˃50% attack” where, if a validator or group of validators acting in concert were to gain control of more than 50% of the staked ether, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain, potentially for an extended period or even permanently. In theory, the minority non-attackers might reach social consensus to reject blocks proposed by the malicious majority attacker, reducing the attacker’s ability to engage in malicious activity, but there can be no assurance this would happen or that non-attackers would be able to coordinate effectively.
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“˃66% attack” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the staked ether, a malicious actor could permanently and irreversibly manipulate the blockchain, including censorship, double-spending and fraudulent block propagation. The attacker could finalize their preferred chain without any consideration for the votes of other stakers and could also revert finalized blocks.
If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority (over 50%) of the validating power on the Ethereum network, it may be able to alter the Ethereum blockchain on which transactions in ether rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could also control, exclude or modify the ordering of transactions. Although the malicious actor or botnet would not be able to generate new tokens or transactions using such control, it could “double-spend” its own tokens (i.e., spend the same tokens in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control (over 50%). To the extent that such malicious actor or botnet did not yield its control of the validating power on the Ethereum network or the Ethereum community did not reject the fraudulent blocks as malicious, reversing any changes made to the Ethereum blockchain may not be possible. If the malicious actor were to gain control of more than 33% of the total staked ether on the Ethereum network, they could temporarily impede or delay block confirmation or even cause a temporary fork in the blockchain, but it is not believed that they could in double-spending or fraudulent block propagation. Even without a 33% control, a malicious actor or botnet could create a flood of transactions in order to slow down the Ethereum network (similar to a denial of service attack).
For example, in August 2020, the Ethereum Classic Network was the target of two double-spend attacks by an unknown actor or actors that gained more than 50% of the processing power of the Ethereum Classic Network. The attacks resulted in reorganizations of the Ethereum Classic Blockchain that allowed the attacker or attackers to reverse previously recorded transactions in excess of $5.0 million and $1.0 million.
Public Information Leaks.
The Fund will utilize public blockchains, therefore the record of ownership of each blockchain address will be available to the general public and it may be possible for members of the public to determine the identity of the record holders of Fund shares. The publicly available information will include the digital wallet address of each holder of record transacting in digital tokenized shares and the entire history of each digital wallet, but it will not include any personal identifiable information. While the personal identity information necessary to associate a public key representing specific Fund shares with the owner is maintained by the Adviser and is not available to the public. If there are security breaches with respect to the Adviser's data resulting in theft of the information necessary to link personal identity with the public keys, the stolen information could be used to determine the affected Shareholder's complete transaction history in shares. Regardless, it may be possible for members of the public to determine the identity of the record holders of certain wallets based on the publicly available information in the blockchain copy, as well as other publicly available information, including, but not limited to, any ownership reports required to be filed with the SEC regarding the shares.
Moreover, concerns over these privacy issues may limit adoption of blockchain technology by a range of potential investors, reducing liquidity of shares. While book entry shares do not directly encounter blockchain related risks. Nonetheless, the unified nature of the Fund could adversely affect the Fund and all shares if blockchain risks materialize.
Smart Contract-related Risks.
The Adviser and Superstate rely on one or more transaction protocols referred to as "smart contracts". These smart contracts are utilized in connection with the minting, burning and transferring of blockchain records. Smart contracts are self-executing contracts with the terms of the agreement written into software code. Like all software code, smart contracts are exposed to risk that the code contains an error or other security vulnerability, which can lead to adverse impacts on the Fund or shareholders.
Shares generally rely on and incorporate software that is highly technical and complex, and depends on the ability of such software to store, retrieve, process, and manage immense amounts of data. This software has and may now or in the future contain errors, bugs, defects or other vulnerabilities. It is possible that the Adviser and the Fund will not detect errors, bugs or other vulnerabilities in the shares or the underlying technologies until after code has been released for external or internal use. Any errors, bugs, defects or other vulnerabilities discovered in the shares' code after release may result in a negative experience for persons who use the shares.
In some cases, smart contracts can be controlled by a specially privileged user with an “admin key” or similar access. An individual user with administrative powers could have the ability to unilaterally make changes to the smart contract, enable or disable features on the smart contract, change how the smart contract receives external inputs and data or transmits ether or other digital assets, and make other changes to the smart contract. It is also possible that inadequate public information is available about certain smart contracts or applications, and information asymmetries may exist, even with respect to open-source smart contracts or applications; certain participants may have hidden informational or technological advantages, making for an uneven playing field. Situations like this could provide opportunities for bad actors to perpetrate fraudulent schemes or other harmful activities (e.g., rug pulls in which developers and/or influencers who promote a smart contract or application and, coordinate with each other to ultimately, escape with the money at an agreed time).
Forks in Blockchain Protocols.
Ethereum and many other digital blockchain networks are open-source projects. As a result, any individual can propose refinements or improvements to a network's source code through one or more software upgrades that could alter the protocols and properties of the blockchain network. When a modification is proposed and majority of users and miners or validators consent to the modification, the change is implemented and the network remains uninterrupted. However, if less than a majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a "fork" (i.e., a "split") of the network (and the blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the network running in parallel, and the creation of a new digital asset which lacks interchangeability with its predecessor. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Significant forks are typically announced several months in advance. The circumstances of each fork are unique and their relative significance varies. It is possible that a particular fork may result in a significant disruption to the underlying asset. It is not possible to predict with accuracy the impact that any anticipated fork could have or for how long any resulting disruption may exist.
For example, in late 2022, the Ethereum network transitioned to a proof-of-stake consensus model, in an upgrade referred to as the “Merge.” Following the Merge, a hard fork of the Ethereum network occurred, as a small number of Ethereum validators and network participants planned to maintain the proof-of-work consensus mechanism that was removed as part of the Merge. This version of the network, which is not backwards-compatible with the Ethereum Layer 1 blockchain, is considered a forked branch and was rebranded as “Ethereum Proof-of-Work.” Forks may also occur as a digital asset network community’s response to a significant security breach. For example, in July 2016, Ethereum underwent a hard fork between the Layer 1 Ethereum network and a new digital asset running on a “forked” branch of the work, Ethereum Classic, as a result of the Ethereum network community’s response to a significant security breach.
Stablecoin Risk
The Fund invests in liquid, high quality, U.S. dollar denominated eligible reserve assets which payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (“GENIUS Act”) and any regulations adopted thereunder. The Fund does not invest in stablecoins or in stablecoin issuers. There are certain elements of the GENIUS Act that remain unclear. Regulators, including the Office of the Comptroller of the Currency (OCC) and the U.S. Department of the Treasury, are developing implementing standards that have not been finalized as of the date of this SAI. Changes in, or new interpretations of, the GENIUS Act or related rules could affect the types of instruments the Fund is permitted to hold under that framework or the methods by which the Fund implements its investment strategy, including operational processes tied to its permissioned use of public blockchains for Fund shares. These developments could require the Fund to adjust portfolio holdings or modify operational practices and could adversely affect the Fund or its shareholders.
USDC is a reserve-backed stablecoin issued by Circle Internet Financial that is commonly used as a method of payment in blockchain-based markets. While USDC is designed to maintain a stable value at 1 U.S. dollar at all times, on March 10, 2023, the value of USDC fell below $1.00 for multiple days after Circle Internet Financial disclosed that $3.3 billion of its USDC reserves were held at Silicon Valley Bank, which had entered receivership on the same day. Stablecoins are reliant on the U.S. banking system and U.S. treasuries, and the failure of either to function normally could impede the function of stablecoins. Given the foundational role that stablecoins play in global digital asset markets, their fundamental liquidity can have a dramatic impact on the broader blockchain-based industry. A significant portion of the digital asset market continues to depend on stablecoins such as Tether and USDC. As such, any disruption in the operation or perceived stability of these stablecoins such as a disorderly de-pegging event or a loss of market confidence resulting in a run on reserves could lead to substantial market volatility and potential disruptions to the Fund's regular operations.
Blockchain Regulatory Risk
Regulation of digital assets, blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty. Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions related to digital assets and blockchain technology, which could directly or indirectly impact the Fund, and thus the Fund's shareholders. Failure by the Fund or any Fund service provider or digital asset network or platform to comply with any such laws, rules or regulations, many of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Fund (and thus to the Fund's shareholders), including civil penalties and fines.
New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Fund's ability to issue and redeem shares, the transferability, structure, and rights of shares. Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on the shares or impede the Fund's current or future activities. In addition, because of the differences between the way the shares are issued as compared to book entry shares in a traditional registered investment company, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Fund's current or future business or the shares.
The current Designated Blockchain network(s) the Fund utilizes likely may face regulatory inquiry and/or scrutiny given the nascency of the technology and the uncertain regulatory landscape. For instance, there are news reports of the Ethereum Foundation receiving inquiries from regulators although details have not yet been substantiated. Additionally, there have been a number of lawsuits that assert tokens from various blockchain networks are securities. While the Fund shall conduct resiliency and security analysis on each Designated Blockchain, the lack of regulatory clarity limits the ability to control for this risk. Regardless of the blockchain network, utilizing this technology to enable securities activity is novel itself and could draw additional scrutiny and potential inquiry. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Fund and the Fund's service providers.
The maintenance of the records of Fund shares on the blockchain will not affect the Fund’s investments in securities; the Fund will continue to invest in accordance with the requirements in Rule 2a-7 and the terms of this SAI. The Fund will not invest in native digital assets, some of which are referred to as "cryptocurrencies". This discussion of blockchain-related features and risks in this SAI is intended to provide a high-level overview tailored to the Fund’s current operations and supported networks and does not purport to be a complete or exhaustive description of all risks, developments or considerations associated with distributed ledger technology, blockchain networks, smart contracts, or digital wallets. Additional information about the blockchain network used by Superstate and the risks of using this technology as described above are included later in this SAI.
Public Blockchains and Potential Public Information Leakage.
The Fund will utilize public blockchains. Therefore, the record of ownership of each blockchain address will be available to the general public and it may be possible for members of the public to determine the identity of the record holders of Fund shares. The publicly available information will include the digital wallet address of each holder of record transacting in Fund shares and the entire history of each digital wallet, but it will not include any personal identifiable information. The personal identity information necessary to associate a public key representing specific Fund shares with the owner is maintained by Superstate and is not available to the public. If there are security breaches with respect to Superstate’s data, it could result in theft of the information necessary to link personal identity with the public keys and the stolen information could be used to determine the affected shareholder’s complete transaction history in Fund shares. It may also be possible for members of the public to determine the identity of the record holders of certain wallets based on the publicly available information in the blockchain copy, as well as other publicly available information, including, but not limited to, any ownership reports required to be filed with the SEC regarding the shares.
Prevention of Money Laundering.
As part of the Adviser’s responsibility for the prevention of money laundering and other financial crimes under applicable laws, the Fund will require a detailed verification of a prospective shareholder’s identity and the identity of its beneficial owners and control persons. In the event of delay or failure by a prospective shareholder to produce any such information required for verification purposes, the Fund may refuse to accept the investment and any monies relating thereto. In addition, each prospective shareholder will be required to represent and warrant to the Fund, among other things, that the proposed investment by such prospective shareholder will not directly or indirectly contravene applicable anti-money laundering laws and regulations. Each shareholder will be required to promptly notify Superstate if any of such representations and warranties will cease to be true with respect to such shareholder.
As a result of the above-described money laundering regulations, the Adviser or Superstate, under the supervision of IIS, may from time to time request (outside of the investment process), and shareholders will be obligated to provide to the Adviser or the Transfer Agent upon such request, additional information as from time to time may be required or reasonably recommended for it, the Fund and/or their affiliates or services providers to satisfy their respective obligations under these and other laws, regulations, rules and orders that may be adopted in the future. Also, the Adviser may from time to time be obligated to file reports with various jurisdictions with regard to, among other things, the identity of the Fund’s shareholders and suspicious activities involving the interests in the Fund. In the event it is determined that any investor, any direct or indirect owner, or any control person of any investor, is a person identified in any of these laws as a prohibited person, or is otherwise engaged in activities of the type prohibited under these laws, the Adviser and the Fund may be obligated, among other actions to be taken, to withhold distributions of any funds otherwise owing to such investor or to cause such investor’s interests in the Fund to be cancelled or otherwise redeemed (without the payment of any consideration in respect of such interests).
Investment Strategies and Risks
Set forth below are detailed descriptions of the various types of securities and investment techniques that Invesco and/or the Sub-Advisers (as defined herein) may use in managing the Fund, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund's Prospectus. If a particular type of security or investment technique is not discussed in the Fund’s Prospectus, that security or investment technique it is not a principal investment strategy of that Fund.
The Fund may invest in all of the following types of investments (unless otherwise indicated). The Fund might not invest in all of these types of securities or use all of the techniques at any one time. Invesco and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Fund, including those described below for the Fund not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies and restrictions described in the Fund’s Prospectus and/or this SAI, as well as the federal securities laws.
Unless the Fund’s prospectus or this SAI states that a percentage limitation or fundamental or non-fundamental restriction applies on an ongoing basis or is subject to periodic evaluation, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits or investment restrictions if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing, illiquid investments and compliance with a Fund’s 80% investment policy described in its prospectus, apply on an ongoing basis.
The Fund's investment objectives, policies, strategies and practices described below are non-fundamental and may be changed without approval of the holders of the Fund's voting securities, unless otherwise indicated.
Rule 2a-7 Requirements.
As permitted by Rule 2a-7 under the 1940 Act, the Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent. Rule 2a-7 imposes requirements as to the diversification and liquidity of the Fund, quality of portfolio securities, maturity of the Funds and of individual securities. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations.
As a “Government Money Market Fund” under Rule 2a-7, the Fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a stable $1.00 share price, (2) must invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities) and (3) is not subject to discretionary liquidity fees on fund redemptions which might apply to other types of funds. (In conformance with Rule 2a-7, the Board has reserved its ability to change this policy with respect to discretionary liquidity fees, but such change would only become effective after shareholders were provided with specific advance notice of a change in the Fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.) For purposes of a government money market fund's 99.5% policy, the Fund considers investments in other government money market funds as within the 99.5% government-asset basket.
Diversification. In summary, Rule 2a-7 requires that a money market fund may not invest in the securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer; provided that, the Fund may invest up to 25% of its total assets in securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement. These include: government securities; certain repurchase agreements; and shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. (A demand feature is, in summary, a right to sell a security at a price equal to its approximate amortized cost plus accrued interest). Government security generally means any security issued or guaranteed as to principal or interest by the U.S. government, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States; or any certificate of deposit for any of the foregoing.
For purposes of these diversification requirements with respect to issuers of Municipal Securities (defined under the caption Municipal Securities), each state (including the District of Columbia and Puerto Rico), territory and possession of the United States (U.S.), each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if such bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.
Quality. The Fund may invest only in U.S. dollar denominated securities that are “Eligible Securities” as defined by applicable regulations at the time of purchase.  Rule 2a-7 defines an Eligible Security, in summary, as a security (i) with a remaining maturity of 397 calendar days or less that the Fund's investment adviser (subject to oversight and pursuant to guidelines established by the Board) determines present minimal credit risk to the Fund, (ii) that is a government security, or (iii) issued by a registered investment company that is a money market fund. The eligibility of a security with a guarantee may be determined based on whether the guarantee is an Eligible Security.
The Fund will limit investments to those which are Eligible Securities as defined by applicable regulations at the time of purchase. The Fund’s investment universe is further limited in that it Fund invests in eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (“GENIUS Act”) and any regulations adopted thereunder. These eligible reserve assets include cash, U.S. Treasury bills, notes and bonds (“U.S. Treasury Obligations”) with a remaining maturity of 93 days or less or issued with a maturity of 93 days or less and overnight repurchase agreements collateralized by U.S. Treasury Obligations and/or cash as permitted by applicable legislation. As a result, not all Eligible Securities as defined by Rule 2a-7 or applicable regulations may meet the Fund’s investment criteria.
Liquidity. Under Rule 2a-7, the Fund must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the Funds’ obligations under section 22(e) of the 1940 Act (which forbids the suspension of the right of redemption, or postponement of the date of payment or satisfaction upon redemption for more than seven days after the tender of such security for redemption, subject to specified exemptions) and any commitments the Funds have made to shareholders. In addition, the Fund may not acquire an illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. The Fund may not acquire any security other than a Daily Liquid Asset (cash, Government Securities, other securities that will mature or are subject to a demand feature that is exercisable and payable within one business day and amounts receivable and unconditionally due within one business day on pending sales of portfolio securities) if, immediately after the acquisition, the

Fund would have invested less than 25% of its total assets in Daily Liquid Assets. The Fund may not acquire any security other than a Weekly Liquid Asset (cash, direct obligations of the U.S. government, government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 calendar days or less, securities that will mature or are subject to a demand feature that is exercisable and payable within 5 business days and amounts receivable and unconditionally due within 5 business days on pending sales of portfolio securities) if, immediately after the acquisition, the Fund would have invested less than 50% of its total assets in Weekly Liquid Assets.
Maturity. Under Rule 2a-7, the Fund invests only in U.S. dollar-denominated securities maturing within 397 calendar days of the date of purchase, with certain exceptions permitted by applicable regulations.   The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average life to maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. The maturity of a security is determined in compliance with Rule 2a-7, which for purposes of the dollar-weighted average portfolio maturity permits, among other things, certain securities bearing adjustable interest rates to be deemed to have a maturity shorter than their stated maturity.
Foreign Investments
Foreign Government Obligations. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed below under “Foreign Debt Securities”. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds.” The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may impair the debtor’s ability or willingness to service its debts.
Foreign Debt Securities. Foreign debt securities are debt securities that are issued and/or settled outside the United States and may be backed by foreign guarantees. The Fund will limit its investments in foreign debt securities to debt obligations denominated in U.S. dollars. Debt securities issued by a corporation or other issuer domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities. Although denominated in U.S. dollars, Foreign Debt Securities may entail some or all of the risks set forth below.
Political and Economic Risk. The economies of many countries may not be as developed as that of the United States’ economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of portfolio investments. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell the securities of such companies. These factors may affect the value of investments in those companies. Certain companies may operate in, or have dealings with, countries that the U.S. government has identified as state sponsors of terrorism. As a result, such companies may be subject to specific constraints or regulations under U.S. law and, additionally, may be subject to negative investor perception, either of which could adversely affect such companies' performance. Further, war and military conflict between countries or in a region, for example the recent conflicts in Ukraine and the Middle East, may have an impact on the value of portfolio investments.

Regulatory Risk. Foreign companies may not be registered with the U.S. Securities and Exchange Commission (SEC) and are generally not subject to the regulatory controls and disclosure requirements imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to Fund shareholders.
There is generally less government supervision and regulation of securities exchanges, brokers, dealers, and listed companies in foreign countries than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets may also have different clearance and settlement procedures. If the Fund experiences settlement problems, it may result in temporary periods when a portion of that Fund’s assets are uninvested and could cause it to miss attractive investment opportunities or create a potential liability to that Fund arising out of its inability to fulfill a contract to sell such securities.
Market Risk. Investing in foreign markets generally involves certain risks not typically associated with investing in the United States. The securities markets in many foreign countries will have substantially lower trading volume than the U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Obtaining and/or enforcing judgments in foreign countries may be more difficult, and there is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, each of which may make it more difficult to enforce contractual obligations. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may also be associated with the maintenance of assets in foreign jurisdictions. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.
Risks Related to Armed Conflict and Geopolitical Tension. As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example the armed conflicts between Russia and Ukraine in Europe and among various countries, paramilitary organizations, and other armed political actors in the Middle East, have the potential to adversely impact Fund investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, the North Atlantic Treaty Organization (NATO), and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas.
Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, among others, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions freeze certain Russian assets and prohibit trading by individuals and entities in certain Russian securities, engaging in certain private transactions, and doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions led to the removal of selected Russian banks from the Society for Worldwide Interbank Financial

Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations have since withdrawn from Russia or suspended or curtailed their Russia-based operations.
The imposition of these current sanctions (and the potential for further sanctions in response to Russia’s continued military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including, but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions have resulted in the decline of the value and liquidity of Russian securities, and a weakening of the ruble, and could impair the ability of the Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of the Fund’s investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions.
In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia also prevented the export of certain goods and payments to foreign shareholders of Russian securities. Additionally, Russia, by presidential decree, has caused the transfer of all Russian equity securities to local Russian registrar accounts, which could impact the ability of the Fund's custodian and sub-custodian to provide reasonable care over such securities as required by applicable U.S. regulatory custody requirements. Russia may take additional countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, the seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Fund that may have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is unpredictable and has the potential to result in broader military actions. The duration of the ongoing conflict and corresponding sanctions and related events cannot be predicted and may result in a negative impact on Fund performance and the value of Fund investments, particularly as it relates to Russian exposure.
Debt Investments
U.S. Government Obligations. U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations.
U.S. government obligations may be, (i) supported by the full faith and credit of the U.S. Treasury, (ii) supported by the right of the issuer to borrow from the U.S. Treasury, (iii) supported by the discretionary authority of the U.S. government to purchase the agency’s obligations, or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government. For example, while the U.S. government has provided financial support to Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of FNMA, FHLMC and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. In May 2025, the long-term sovereign credit rating of the U.S. government was downgraded by Moody's Ratings (Moody’s) due to a combination of expected fiscal deterioration, a high and growing government debt burden, rising interest costs, and an erosion of governance relative to peers. Further downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Additionally, from time to time uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt limit, commonly called the “debt ceiling,” could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded further, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative, executive or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.
Temporary Investments. Each Fund may invest a portion of its assets in affiliated money market funds or in other types of money market instruments in which those funds would invest or other short-term U.S. government securities for cash management purposes. Each Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions. As a result, the Fund may not achieve its investment objective.
In addition, each Fund may experience situations where it is unable to invest money that it has received overnight such as when it receives cash inflows after the overnight repurchase markets have closed. The Funds are permitted to leave balances in their accounts with the Bank of New York Mellon (BNY Mellon), the custodian bank. To compensate the Funds for such activity, the Funds may receive compensation from BNY Mellon at an agreed upon rate.
Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent the Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund's bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. At times, the U.S. government also has sought to stabilize markets and curb inflation by implementing increases to the federal funds interest rate. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses.
In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund's ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
With respect to a money market fund, which seeks to maintain a stable $1.00 price per share, a low or negative interest rate environment could impact the money market fund’s ability to maintain a stable $1.00 share price. During a negative interest rate environment causing a money market fund to have a negative gross yield, the money market fund may reduce the number of shares outstanding on a pro rata basis through reverse distribution mechanisms or other mechanisms to seek to maintain a stable $1.00 price per share, subject to approval of the board of trustees of the money market fund and to the extent permissible by applicable law and its organizational documents. A money market fund that implements share cancellation would continue to maintain a stable $1.00 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the fund reduces the number of shares held by the investor. Alternatively, the money market fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents. A money market fund that floats its NAV would no longer maintain a stable $1.00 share price and instead have a share price that fluctuates. An investor in a money market fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.
Asset-Backed Securities. Asset-backed securities are interests in pooled mortgages, loans, receivables, or other assets. Payments of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.
Bank Instruments. Bank instruments are unsecured interest bearing bank deposits. Bank instruments include, but are not limited to, certificates of deposit, time deposits, and banker’s acceptances from U.S. or foreign banks, as well as Eurodollar certificates of deposit (Eurodollar CDs) and Eurodollar time deposits of foreign branches of domestic banks. Some certificates of deposit are negotiable interest-bearing instruments with a specific maturity issued by banks and savings and loan institutions in exchange for the deposit of funds, and can typically be traded in the secondary market prior to maturity. Other certificates of deposit, like time deposits, are non-negotiable receipts issued by a bank in exchange for the deposit of funds which earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. A banker’s acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.
An investment in Eurodollar CDs or Eurodollar time deposits may involve some of the same risks that are described for Foreign Debt Securities.
Synthetic Municipal Instruments. The Funds may invest in synthetic municipal instruments, the value of and return on which are derived from underlying securities.  Synthetic municipal instruments in which the Fund may invest include tender option bonds, and fixed or variable rate trust certificates. These types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders fixed rates or short-term floating or variable interest rates which are reset periodically. A “tender option bond” provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "fixed rate trust certificate" evidences an interest in a trust entitling a certificate holder to fixed future interest and/or principal payments on the Underlying Bonds. A “variable rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature (the right to tender its certificate at par value plus accrued interest under certain conditions).
All synthetic municipal instruments must meet the minimum quality standards for the Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, Invesco considers the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature).
Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service (IRS) has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.
Municipal Securities. Municipal Securities are typically debt obligations of states, territories or possessions of the United States and the District of Columbia and their cities, counties, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities.
Certain types of municipal securities are issued to obtain funding for privately operated facilities. The credit and quality of private activity debt securities are dependent on the private facility or user, who is responsible for the interest payment and principal repayment.
The two major classifications of Municipal Securities are bonds and notes. Municipal bonds are municipal debt obligations in which the issuer is obligated to repay the original (or “principal”) payment amount on a certain maturity date along with interest. A municipal bond’s maturity date (the date when the issuer of the bond repays the principal) may be years in the future. Short-term bonds mature in one to three years, while long-term bonds usually do not mature for more than a decade. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal notes also include tax, revenue notes and revenue and bond anticipation notes (discussed more fully below) of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes.
Municipal debt securities may also be classified as general obligation or revenue obligations (or "special delegation securities"). General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue debt obligations, such as revenue bonds and revenue notes, are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on municipal securities may give rise to a federal alternative minimum tax (AMT) liability and may have other collateral federal income tax consequences. There is a risk that some or all of the interest received by the Fund from tax-exempt municipal securities might become taxable as a result of tax law changes or determinations of the IRS.
Another type of revenue obligations is pre-refunded bonds, which are typically issued to refinance debt. In other words, pre-refunded bonds result from the advance refunding of bonds that are not currently redeemable. The proceeds from the issue of the lower yield and/or longer maturing pre-refunding bond will usually be used to purchase U.S. government obligations, such as U.S. Treasury securities, which are held in an escrow account and used to pay interest and principal payments until the scheduled call date of the original bond issue occurs. Like other fixed income securities, pre-refunded bonds are subject to interest rate, market, credit, and reinvestment risks. However, because pre-refunded bonds are generally collateralized with U.S. government obligations, such pre-refunded bonds have essentially the same risks of default as an AAA-rated security. The Fund will treat such pre-refunded securities as investment-grade securities, notwithstanding the fact that the issuer of such securities may have a lower rating (such as a below-investment-grade rating) from one or more rating agencies.
Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including but not limited to, fixed and variable rate securities, variable rate demand notes, municipal leases, custodial receipts, participation certificates, inverse floating rate securities, and derivative municipal securities.
After purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody's or S&P, or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.
The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, general money market conditions, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Because many Municipal Securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase. The ratings of S&P and Moody’s represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.
The secondary market for municipal obligations (and in particular high yield municipal obligations) also tends to be less well-developed and less liquid than many other securities markets, including with respect to certain municipal securities that represent relatively recent innovations in such markets or are specific to an individual project, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value.
Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Adviser may adjust the average maturity of the Fund’s portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.
The net asset value of the Fund will change with changes in the value of its portfolio securities. With fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. Volatility may be greater during periods of general economic uncertainty. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities, and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress. The lack of a liquid secondary market may also make it more difficult for the Fund to obtain reliable market quotations in valuing municipal securities and elements of judgment may play a greater role in the valuation.
Municipal Securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security.
The Fund may invest in Municipal Securities with credit enhancements such as letters of credit and municipal bond insurance. The Fund may invest in Municipal Securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company, to the extent permitted by other applicable investment limitations. If the Fund invests in Municipal Securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect share price. Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. These credit enhancements do not guarantee payments or repayments on the Municipal Securities and a downgrade in the credit enhancer could affect the value of the Municipal Security.
If the IRS determines that an issuer of a Municipal Security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on Municipal Securities or otherwise adversely affect the current federal or state tax status of Municipal Securities. For example, 2017 legislation commonly known as the Tax Cuts and Jobs Act repeals the exclusion from gross income for interest on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.
Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.
At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities, or the underlying collateral (which may include real estate or loans) from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security. Although the Adviser will attempt to sell those assets as soon as reasonably practicable in most cases, depending upon, among other things, the Adviser’s valuation of the potential value of such assets in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities or assets in its portfolio for limited period of time in order to liquidate the assets in a manner that maximizes their value to the Fund.
Municipal Securities also include, but are not limited to, the following securities:
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Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

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Revenue Anticipation Debt Securities, including bonds, notes, and certificates, are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the securities. In general, they also constitute general obligations of the issuer.
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Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues.
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Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.
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Tax-Exempt Mandatory Paydown Securities (TEMPS) are fixed rate term bonds carrying a short-term maturity, usually three to four years beyond the expected redemption. TEMPS are structured as bullet repayments, with required optional redemptions as entrance fees are collected.
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Zero Coupon and Pay-in-Kind Securities do not immediately produce cash income. These securities are issued at an original issue discount, with the full value, including accrued interest, paid at maturity. Interest income may be reportable annually, even though no annual payments are made. Market prices of zero coupon bonds tend to be more volatile than bonds that pay interest regularly. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.
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Capital Appreciation Bonds are municipal securities in which the investment return on the initial principal payment is reinvested at a compounded rate until the bond matures. The principal and interest are due on maturity. Thus, like zero coupon securities, investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks.
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Payments in lieu of taxes (also known as PILOTs) are voluntary payments by, for instance the U.S. government or nonprofits, to local governments that help offset losses in or otherwise serve as a substitute for property taxes.
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Converted Auction Rate Securities (CARS) are a structure that combines the debt service deferral feature of Capital Appreciation Bonds (CABS) with Auction Rate Securities. The CARS pay no debt service until a specific date, then they incrementally convert to conventional Auction Rate Securities. At each conversion date the issuer has the ability to call and pay down any amount of the CARS.
Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in investments that pay a lower rate of return, which could reduce the Fund’s yield.
U.S. Corporate Debt Obligations. Corporate debt obligations are debt obligations issued or guaranteed by corporations that are denominated in U.S. dollars. Such investments may include, among others, commercial paper, bonds, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Variable rate demand notes are securities with a variable interest rate which is readjusted on pre-established dates. Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand. Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Funding agreements are agreements between an insurance company and the Fund covering underlying demand notes. Although there is no secondary market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes and funding agreements are generally illiquid and therefore subject to the Fund's percentage limitation for illiquid investments.
Other Investments
Other Investment Companies. Unless otherwise indicated in this SAI or in the Fund’s prospectus, or not permitted by applicable regulation, the Fund may purchase shares of other investment companies, including exchange-traded funds ("ETFs"), non-exchange traded U.S. registered open-end investment companies (mutual funds), closed-end investment companies, or non-U.S. investment companies traded on foreign exchanges. When the Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.
The Fund’s investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Exchange Act, cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.
Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.)
Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.
In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by the Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser.
Variable or Floating Rate Instruments. Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation. The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable rating standards of the Fund. The Fund’s Adviser, or Sub-Adviser, as applicable, may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s rating standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those rating standards.
For Rule 2a-7 purposes, a variable rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.
The secondary market for certain floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases, longer than seven days). Certain floating rate loans held by the Fund might not be considered securities for purposes of the Securities Act of 1933 (1933 Act) or the Exchange Act and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the antifraud provisions of those Acts.
Valuation Risk
Many factors may influence the price at which the Fund could sell a particular portfolio investment. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Fixed income securities are often valued assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund.
To the extent that the investments held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such investment and the last quoted price for the investment (i.e., the Fund’s quote from the closed foreign market). When market quotations are not readily available for Fund investments or deemed non-representative of fair value, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment, and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations.
In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. Purchases or redemptions of Fund shares made on days when the Fund is holding fair valued investments may result in receiving a greater or lesser number of shares, or higher or lower redemption proceeds, than would have been received if the Fund did not hold fair valued investments or if the Adviser had used a different methodology to fair value those investments. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Environmental, Social and Governance (ESG) Considerations
ESG considerations may be assessed as part of the Adviser's credit research process. ESG factors may vary across types of investments and issuers, and not every ESG factor may be identified or evaluated. The incorporation of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not assess an issuer’s ESG factors as part of the investment process or that use a different methodology to identify and/or incorporate ESG factors. Because ESG considerations may be used as one part of an overall investment process, the Fund may still invest in securities of issuers that are not considered ESG-focused or that may be viewed as having a high ESG risk profile. As investors can differ in their views regarding ESG factors, the Fund may invest in issuers that do not reflect the views with respect to ESG of any particular investor. Information used by the Fund to evaluate such factors, including information from reliance on third-party research and/or proprietary research, may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic, which could negatively impact the Fund’s ability to accurately assess an issuer, which could negatively impact the Fund’s performance. There is no guarantee that the evaluation of ESG considerations will be additive to the Fund’s performance.
Investment Techniques
Forward Commitments, When-Issued and Delayed Delivery Securities. The Fund may purchase and sell securities on a forward commitment, when-issued and delayed delivery basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. Securities purchased or sold on a forward commitment, when-issued or delayed delivery basis involve delivery and payment that take place in the future after the trade date or the date of the commitment to purchase or sell the securities at a pre-determined price and/or yield. Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made. Typically, no interest accrues to the purchaser until the security is delivered. Forward commitments include “to be announced” (TBA) transactions, which are contracts for the purchase and sale of mortgage-backed securities issued or guaranteed by certain U.S. agencies or government sponsored enterprises for delivery at a future settlement date agreed upon by the two parties to the transaction, which is typically a month or more after the trade date of the transaction. On the trade date of a TBA transaction, the counterparties agree upon certain criteria for the securities that are to be delivered, including the issuer, maturity, coupon, face value and price, but the precise securities to be delivered are not specified. Instead, the actual securities to be delivered, which must satisfy the specified criteria, are communicated by the seller to the buyer shortly before the agreed upon settlement date. Although the Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, the Fund may instead sell these securities or its commitment before the settlement date if deemed advisable. This will frequently be the case for TBA transactions and other forward-settling mortgage-backed securities transactions. No specific limitation exists as to the percentage of the Fund’s assets which may be used to acquire securities on a when-issued and delayed delivery basis.
When purchasing a security on a forward commitment, when-issued or delayed delivery basis, the Fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Accordingly, securities acquired on such a basis may expose the Fund to risks because they may experience such fluctuations prior to actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.
Many forward commitments, when-issued and delayed delivery transactions, including TBAs, are also subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling delivery obligations to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Counterparty risk may be mitigated by the exchange of variation margin between the counterparties on a regular basis as the market value of the deliverable security fluctuates.
Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment. In the case of a purchase transaction, the delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Recently finalized rules of the Financial Industry Regulatory Authority (FINRA) include mandatory margin requirements for the TBA market that require the Fund to post collateral in connection with its TBA transactions. The Fund or the counterparty will make payments throughout the term of the transaction as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market every business day. If the counterparty defaults on the transaction or declares bankruptcy or insolvency, the Fund might incur expenses in enforcing its rights, or the Fund might experience delay and costs in recovering collateral or may suffer a loss if the value of the collateral declines.
Interfund Loans. The SEC has issued an exemptive order permitting the Invesco Funds to borrow money from and lend money to each other for temporary or emergency purposes. The Invesco Funds’ interfund lending program is subject to a number of conditions, including the requirements that: (1) an interfund loan generally will occur only if the interest rate on the loan is more favorable to the borrowing fund than the interest rate typically available from a bank for a comparable transaction and the rate is more favorable to the lending fund than the rate available on overnight repurchase transactions; (2) an Invesco Fund may not lend more than 15% of its net assets through the program (measured at the time of the last loan); and (3) an Invesco Fund may not lend more than 5% of its net assets to another Invesco Fund through the program (measured at the time of the loan). The Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one day’s notice and may be repaid on any day. At the current time, the Fund does not participate in interfund lending.
Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act Laws, Interpretations and Exemptions (defined below) and Fund Policies. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. The prospectus may specify other reasons for which such borrowings may be utilized. All borrowings are limited to an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.
If there are unusually heavy redemptions, the Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. Invesco and the Sub-Advisers believe that, in the event of abnormally heavy redemption requests, the Fund’s borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.
The Fund may borrow from a bank, broker-dealer, or another Invesco Fund. Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with its custodian bank. To compensate the custodian bank for such overdrafts, the Fund may either (i) leave funds as a compensating balance in their account so the custodian bank can be compensated by earning interest on such funds; or (ii) compensate the custodian bank by paying it an agreed upon rate.
Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases a security from a broker-dealer or bank that agrees to repurchase that security at a mutually agreed upon time and price (which is higher than the purchase price), thereby resulting in a yield to the Fund during the Fund's holding period. The Fund may enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase.
In any repurchase agreement, the securities that are subject to the transaction may be obligations issued by the U.S. government or its agencies or instrumentalities. The Funds consider repurchase agreements with the Federal Reserve Bank of New York to be U.S. government securities for purposes of the Funds’ investment policies. Additionally, the Funds consider federal agency mortgage-backed securities to be government securities.
Regardless of the collateral underlying the repurchase agreement, the Fund must determine that the repurchase agreement with the particular counterparty involves minimal credit risk and satisfies the credit quality standards in compliance with Rule 2a-7 under the 1940 Act. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral.
If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience a loss on the sale of the security subject to the repurchase agreement to the extent that the sale proceeds including accrued interest are less than the resale price provided in the repurchase agreement, including interest. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines or the Fund may be deemed to be an unsecured creditor and be required to return the securities to the seller.
The securities underlying a repurchase agreement will be marked-to-market every business day, and if the value of the securities falls below a specified percentage of the repurchase price (typically 102%), the counterparty will be required to deliver additional collateral to the Fund in the form of cash or additional securities. Custody of the securities will be maintained by the Fund’s custodian or sub-custodian for the duration of the agreement.
The Funds may invest their cash balances in joint accounts with other Invesco Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days and collateralized by cash or government securities, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements may be considered loans by the Fund under the 1940 Act.
Invesco Stablecoin Reserves Onchain Fund may only invest in overnight repurchase agreements collateralized by U.S. Treasury Obligations and/or cash as permitted by applicable legislation.
Restricted and Illiquid Investments. Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid investments.
For purposes of each Fund’s 5% limitation, an illiquid investment means an investment that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments may include a wide variety of investments, such as, for example: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) Over-the-counter (OTC) options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act or otherwise restricted under the federal securities laws, including private placement securities sold pursuant to Regulation S.

Limitations on the resale of restricted investments may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Fund’s difficulty valuing and selling restricted securities or illiquid investments may result in a loss or be costly to the Fund.
If a substantial market develops for a restricted security or illiquid investment held by the Fund, it may be treated as a liquid investment, in accordance with procedures and guidelines adopted by the Board on behalf of the Fund.
Rule 144A Securities. Rule 144A securities are securities which, while initially privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Fund, to trade in the securities even though such securities are not registered under the 1933 Act. The Fund will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on illiquid investments. The determination of whether a Rule 144A security is liquid or illiquid will take into account relevant market trading, and investment-specific considerations consistent with applicable SEC guidance. Additional factors that may be considered include the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could increase the amount of the Fund’s illiquid investments if qualified institutional buyers are unwilling to purchase such securities.
Sale of Money Market Securities. The Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, the Adviser and/or Sub-Adviser may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Also, there frequently are differences in yields between various types of money market securities. The Adviser and/or Sub-Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser’s and/or Sub-Adviser’s judgment as to desirable portfolio maturity structure. The Adviser and/or Sub-Adviser may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. This procedure may increase or decrease the Fund’s yield depending upon the Adviser’s and/or Sub-Adviser’s ability to correctly time and execute such transactions. The Fund’s policy of investing in securities with maturities of 397 calendar days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund’s net income.
Receipt of Issuer’s Nonpublic Information
The Adviser or Sub-Advisers (through their portfolio managers, analysts, or other representatives) may receive material nonpublic information about an issuer that may restrict the ability of the Adviser or Sub-Advisers to cause the Fund to buy or sell securities of the issuer on behalf of the Fund for substantial periods of time. This may impact the Fund's ability to realize profit or avoid loss with respect to the issuer and may adversely affect the Fund's flexibility with respect to buying or selling securities, potentially impacting Fund performance. For example, activist investors of certain issuers in which the Adviser or Sub-Advisers hold large positions may contact representatives of the Adviser or Sub-Advisers and may disclose material nonpublic information in such communication. The Adviser or Sub-Advisers would be restricted from trading on the basis of such material nonpublic information, limiting their flexibility in managing the Fund and possibly impacting Fund performance.
Artificial Intelligence Risk
The rapid development and increasingly widespread use of certain artificial intelligence technologies, including, but not limited to, machine learning technology and generative and agentic artificial intelligence technologies (collectively “AI Technologies”), may adversely impact markets, the overall performance of the

Fund's investments, or the services provided to the Fund by its service providers. For example, issuers in which the Fund invests and/or service providers to the Fund (including, without limitation, the Fund’s investment adviser, sub-adviser, fund accountant, custodian, or transfer agent) may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate, misleading or biased, leading to adverse effects for the Fund, including, potentially, errors in decision making, reputational, financial or social harm, legal or operational challenges and investment losses. Inappropriate use of AI Technologies or overreliance on AI outputs without adequate human oversight may further exacerbate these risks. Additionally, the broader use of AI Technologies could impact the market as a whole, including by way of use by malicious actors for market manipulation, fraud and cyberattacks, and may face regulatory scrutiny in the future, which could limit the development of this technology and impede the growth of companies that develop and use AI.
To the extent the Fund invests in companies that develop, implement, or are otherwise involved in AI Technologies, the Fund may be particularly sensitive to the risks of those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, impediments to technological progress, rapid obsolescence, and government regulation. Such companies may have limited product lines, markets, financial resources, or personnel. Securities of such companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid changes to AI Technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI Technologies also may rely heavily on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Such companies may engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful.
Actual usage of AI Technologies by the Fund’s service providers and issuers in which the Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to the Fund.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Fund and its service providers (including, without limitation, the Fund’s investment adviser, sub-adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.
Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund's operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Fund's service providers may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. The Fund and its shareholders could be negatively impacted as a result.
The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.
Additionally, although the Stablecoin Reserves Fund does not invest in stablecoins or other digital assets, shares of the Stablecoin Reserves Fund are expected to be held primarily by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. A blockchain is a distributed ledger that records transactions between two parties in a verifiable and append-only manner using cryptography. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded seeks to ensure that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions. Stablecoins generally are a type of cryptocurrency that are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar, and stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. Complex information technology and communications systems, such as blockchain networks, are subject to a number of different threats or risks (including operational, information security, cyber-attacks and related risks) that could adversely affect the Fund, its shareholders, stablecoin issuers, and Intermediaries through whom you purchase and redeem shares of the Fund. The use of blockchain technology and technologies associated with stablecoins are relatively new and still evolving. The Fund, transfer agent, Adviser and their affiliates will not be responsible for any loss in connection with the use of blockchain technology by your ntermediary or the use of stablecoins or a related blockchain technology. You should contact your ntermediary about whether or how it uses blockchain technology and the associated risks.
Business Continuity and Operational Risk
The Adviser, the Fund and the Fund's service providers may experience disruptions or operating errors, such as processing errors or human errors, inadequate or failed internal or external processes, systems or technology failures, or other disruptive events, that could negatively impact and cause disruptions in normal business operations of the Adviser, the Fund or the Fund's service providers. The Adviser has developed a Business Continuity Program (the “Program”) designed to minimize the disruption of normal business operations in the event of an adverse incident affecting the Fund, the Adviser and/or its affiliates. The Program is also designed to enable the Adviser to reestablish normal business operations in a timely manner during such an adverse incident; however, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances (e.g. natural disasters, terrorism, public health crises, power or utility shortages and failures, system failures or malfunctions), the Adviser, its affiliates, and any service providers or vendors used by the Adviser, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances could cause disruptions and negatively impact the Fund's service providers and the Fund's business operations, potentially including an inability to process Fund shareholder transactions, an inability to calculate the Fund’s net asset value and price the Fund’s investments, and impediments to trading portfolio securities.

Natural Disaster/Epidemic Risk
Natural or environmental disasters such as earthquakes, wildfires, floods, hurricanes, tsunamis, other severe weather-related phenomena, and widespread disease including pandemics and epidemics, can be highly disruptive to economies and markets, sometimes severely so, and can adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The spread of the human coronavirus disease beginning in 2019 (COVID-19) is an example. In the first quarter of 2020, the World Health Organization (WHO) recognized COVID-19 as a global pandemic and both the WHO and the U.S. declared the outbreak a public health emergency. The subsequent spread of COVID-19 resulted in, among other significant adverse economic impacts, instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, employee layoffs and general lack of employee availability, lower consumer demand, and defaults and credit downgrades, all of which contributed to disruption of global economic activity across many industries and exacerbated other pre-existing political, social and economic risks domestically and globally. Although the WHO and the U.S. ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact at the macro-level and on individual businesses, as well as the potential for a future reoccurrence of COVID or the occurrence of a similar epidemic or pandemic, are unpredictable and could result in significant and prolonged adverse impact on economies and financial markets in specific countries and worldwide and thereby negatively affect the Fund’s performance.
Custody and Banking Risks
The Fund’s assets may be maintained with one or more banks or other depository institutions (“banking institutions”), including both US and non-US banking institutions. In addition, the Fund’s assets may be maintained at regional (or mid-size) banking institutions or large banking institutions. Regional banking institutions are generally subject to fewer regulatory safeguards than large banking institutions, causing regional banking institutions to be perceived as having greater credit risk than large banking institutions. The Fund may enter into credit facilities or have other financial relationships with banking institutions. The distress, impairment or failure of one or more banking institutions, whether or not holding the Fund’s assets, may inhibit the ability of the Fund to access depository accounts or lines of credit at all or in a timely manner. Such events can be caused by various factors including negative market sentiment, significant withdrawals, fraud, or poor management. In such cases, the Fund may need to delay or forgo making new investments, or the Fund may need to sell another investment to raise cash when it is not desirable to do so, which could result in lower performance. In the event of such a failure of a banking institution, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (FDIC) protection may not be available for balances in excess of the amounts insured by the FDIC (and similar considerations may apply to banking institutions in other jurisdictions not subject to FDIC protection). In such instances, the Fund may not recover such excess uninsured amounts and instead would only have an unsecured claim against the banking institution and may be able to recover only the residual value of the banking institution’s assets, if any value is recovered at all. The loss of any assets maintained with a banking institution or the inability to access such assets for a period of time, even if ultimately recovered, could be materially adverse to the Fund. In addition, the Fund’s Adviser may not be able to identify all potential solvency or stress concerns with respect to a banking institution or transfer assets from one bank to another in a timely manner in the event a banking institution comes under stress or fails. It is also possible that the Fund will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to access to capital, economic terms, or otherwise).
Litigation Risk
From time to time, the Fund may pursue or be involved as a named party in litigation arising in connection with its role or status as a shareholder, bondholder, lender or holder of portfolio investments, its own activities, or other circumstances. Litigation that affects the Fund’s portfolio investments may result in the reduced value of such investments or higher portfolio turnover if the Fund determines to sell such investments. Litigation could result in significant expenses, reputational damage, increased insurance premiums, adverse judgment liabilities, settlement liabilities, injunctions, diversions of Fund resources, disruptions to Fund operations and/or other similar adverse consequences, any of which may increase the expenses incurred by the Fund or adversely affect the value of the Fund’s shares.
Fund Policies
Fundamental Restrictions. Except as otherwise noted below, the Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund’s outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares.
(1) The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
(2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
(3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
(4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
(5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
(6) The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.
(7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and

Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
(8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.
The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which Invesco and, when applicable, the Sub-Advisers must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.
Explanatory Note
For purposes of the Fund’s fundamental restriction related to industry concentration above, investments in tax-exempt municipal securities where the payment of principal and interest for such securities is derived solely from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government are subject to the Fund’s industry concentration policy. In addition, for purposes of the Fund's concentration policy above, the Adviser may analyze the characteristics of any particular investment and may assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry or sub-industry classifications provided by third parties (such the Global Industry Classification Standard (GICS®), the North American Industry Classification System (NAICS), or the Bloomberg Industry Classification System (BICS)) when classifying investments for purposes of the Fund's concentration policy. The Fund may use other classification titles, standards and systems from time to time, as determined in the Adviser's discretion.
For purposes of the fundamental restriction (6) related to physical commodities above, the Fund is currently permitted to invest in futures, swaps and other instruments on physical commodities and the 1940 Act does not prohibit a fund from owning commodities or contracts related to commodities. The extent to which the Fund can invest in futures, swaps and other instruments on physical commodities, and/or commodities or contracts related to commodities, is set out in the Fund’s prospectus, this SAI, and as permitted by the Fund’s fundamental restriction.
For purposes of the Fund’s fundamental restriction related to real estate above, the 1940 Act does not prohibit a fund from owning real estate. The extent to which the Fund can invest in real estate is set out in the investment strategies described in the Fund’s prospectus or this SAI.
For purposes of the Fund’s fundamental restriction related to senior securities above, the 1940 Act prohibits a fund from issuing a “senior security,” which is generally defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, or any stock of a class having priority over any other class of the fund’s shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.
For purposes of the Fund’s fundamental restriction related to loans above, made by the Fund, current SEC staff interpretations under the 1940 Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.
Non-Fundamental Restrictions. Non-fundamental restrictions may be changed for any Fund without shareholder approval. The non-fundamental investment restrictions listed below apply to the Fund unless otherwise indicated.
(1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities issued by other investment companies), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may purchase securities of other investment companies as permitted by the 1940 Act Laws, Interpretations and Exemptions.
In complying with the fundamental restriction regarding issuer diversification, any Fund that invests in municipal securities will regard each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member as a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.
(2) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry and may invest over 25% of its assets in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, and (iii) bank instruments.
(3) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an Invesco Fund, on such terms and conditions as the SEC may require in an exemptive order.
(5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.
(6) The Fund may not acquire any securities of registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund’s policies that are a result of application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future, or changes to such laws.
Policies and Procedures for Disclosure of Fund Holdings
The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings (the Holdings Disclosure Policy). Invesco and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of Invesco and its affiliates may release information about portfolio securities in certain contexts are provided below. As used in the Holdings Disclosure Policy and throughout the SAI, the term “portfolio holdings information” includes information with respect to the portfolio holdings of the Fund, including holdings that are derivatives and holdings held as short positions. Information generally excluded from “portfolio holdings information” includes, without limitation, (i) descriptions of allocations among asset classes, regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (iii) performance attributions by asset class, country, industry or sector; (iv) aggregated risk statistics, analysis and simulations, such as stress testing; (v) the characteristics of the stock and bond components of the Fund’s portfolio holdings and other investment positions; (vi) the volatility characteristics of the Fund; (vii) information on how various weightings and factors contributed to Fund performance; (viii) various financial characteristics of the Fund or its underlying portfolio investments; and (ix) other information where, in the reasonable belief of the Fund's Chief Compliance Officer (or a designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable Fund.

Public release of portfolio holdings. The Fund  makes available to institutions that maintain accounts with the Funds, beneficial owners of the Fund shares and prospective investors (collectively, Qualified Persons) information regarding or derived from the Funds’ portfolio holdings. The Funds disclose the following portfolio holdings information at www.invesco.com/us1.
Information	Approximate Date of Website Posting	Information Remains Available on Website
Weighted average maturity information thirty-day, seven-day, and one-day yield information, daily dividend factor and total net assets	Next business day	Until posting of the following business day's information

With respect to the Fund and each class of redeemable shares thereof:	Fifth business day of the month (as of the last business day or subsequent calendar day of the preceding month).	Not less than six months

• The dollar-weighted average portfolio maturity
• The dollar-weighted average portfolio maturity determined without reference to interest rate readjustments

With respect to each security held by the Fund:

• The name of the issuer
• The category of investment (as such categories are provided in Rule 2a-7 and under Invesco’s Procedures for Money Market Funds Operating Under Rule 2a-7)
• CUSIP number, if any
• Principal amount
• Maturity date by taking into account the maturity shortening provisions in Rule 2a-7
• Maturity date determined without reference to the exceptions regarding interest rate readjustments
• Coupon or yield
• Value

The percentage of the Fund’s total
assets (as such term is defined in
Rule 2a-7)* invested in weekly liquid
assets; and the Fund’s net inflows
and outflows.
*A tax-exempt fund is not required to
disclose daily liquid asset
percentages on the fund’s website
each day
	Each business day as of the end of the preceding business day	Six months
Complete portfolio holdings, and information derived there from, as of month-end or as of some other period determined by the Adviser in its sole discretion	One day after month-end or any other period, as may be determined by the Advisor in its sole discretion	Until posting of the fiscal quarter holdings for the months included in the fiscal quarter
Complete portfolio holdings as of fiscal quarter-end	60-70 days after fiscal quarter-end	For one year

1
To locate each Fund’s portfolio holdings information, go to www.invesco.com/us. Select “Financial Professional” or “Individual Investors,” if applicable. Hover over the “Products” tab and then click on the “Money Market and Liquidity Funds.” On the “Money Market and Liquidity Funds” page click on “Fund Materials.” Links to each Fund’s portfolio holdings are located under the “Holdings” column.
Qualified Persons may obtain access to the website, as well as, the information noted above, by emailing the distributor toll free at clients@superstate.co or by visiting Superstate’s investor Portal. The Funds’ distributor’s vice president/sale and administration manager are authorized to determine whether any entity or individual is a Qualified Person or is acting on behalf of a Qualified Person, and to disclose portfolio information to such Qualified Person. If a beneficial owner who is not a record owner requests portfolio information, such information will be sent to the record owner for distribution to the beneficial owner. Existing shareholders can also obtain portfolio information (other than portfolio holdings) by calling the transfer agent toll free at 1-800-659-1005, option 1. Generally, employees of Invesco and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.invesco.com/us.
The Funds will file monthly with the SEC portfolio holdings and other information about the Fund and its portfolio as of the last business day of the preceding month or any subsequent calendar day of such month within five business days of the end of each month.
Selective disclosure of portfolio holdings information pursuant to Non-Disclosure Agreement. Employees of Invesco and its affiliates may disclose non-public full portfolio holdings information on a selective basis only if Invesco approves the parties to whom disclosure of non-public full portfolio holdings information will be made. Invesco must determine that the proposed selective disclosure will be made for business purposes of the applicable Fund and is in the best interest of the applicable Fund’s shareholders. In making such determination, Invesco will address any perceived conflicts of interest between shareholders of such Fund and Invesco or its affiliates as part of granting its approval.
The Board exercises continuing oversight of the disclosure of Fund portfolio holdings information by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the Invesco Funds’ Code of Ethics by the Chief Compliance Officer (or his designee) of Invesco and the Invesco Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the Advisers Act)) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board receives reports on the specific types of situations in which Invesco proposes to provide such selective disclosure and the situations where providing selective disclosure raises perceived conflicts of interest between shareholders of the applicable Fund and Invesco or its affiliates. In any specific situation where Invesco addresses a perceived conflict, Invesco will report to the Board on the persons to whom such disclosures are to be made and the treatment of any such conflicts before agreeing to provide selective disclosure.
Invesco discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the funds advised by Invesco (the Invesco Funds):
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Attorneys and accountants;
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Securities lending agents;
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Lenders to the Invesco Funds;
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Rating and rankings agencies;
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Persons assisting in the voting of proxies;
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Invesco Funds’ custodians;
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The Invesco Funds’ transfer agent(s) (in the event of a redemption in kind);
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Pricing services, market makers, or other fund accounting software providers (to determine the price of investments held by an Invesco Fund);

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Brokers identified by the Invesco Funds’ portfolio management team who provide execution and research services to the team;
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Analysts hired to perform research and analysis for the Invesco Funds’ portfolio management team; and
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Insurance companies which may receive portfolio holdings information before Invesco posts portfolio holdings information to Invesco's website (to allow such insurance companies to post portfolio holdings information to their websites at approximately the same time that Invesco posts portfolio holdings information to Invesco's website).
In many cases, Invesco will disclose current portfolio holdings information on a daily basis to these persons. In these situations, Invesco has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings information will maintain the confidentiality of such portfolio holdings information and will not trade on such information (Non-disclosure Agreements). Please refer to Appendix B for a list of examples of persons to whom Invesco provides non-public portfolio holdings information on an ongoing basis.
Invesco will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over Invesco and its affiliates or the Invesco Funds, and where there is no other way to transact the Fund's business without disclosure of such portfolio holdings information.
The Holdings Disclosure Policy provides that the Fund, Invesco or any other party in connection with the disclosure of portfolio holdings information will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in the Fund or other mutual fund or account managed by Invesco or one of its affiliates) for the selective disclosure of portfolio holdings information.
Disclosure of certain portfolio holdings information without Non-Disclosure Agreement. Invesco and its affiliates that provide services to the Fund, the Sub-Advisers and each of their employees may receive or have access to portfolio holdings information as part of the day to day operations of the Fund.
Employees of Invesco and its affiliates may express their views orally or in writing on one or more of the Fund's portfolio investments or may state that the Fund has recently purchased or sold, or continues to own, one or more investments. The investments subject to these views and statements may be ones that were purchased or sold since the date on which portfolio holdings was made available on the Fund’s website and therefore may not be reflected on the portfolio holdings information disclosed on the website. Such views and statements may be made to various persons, including members of the press, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan and their advisers. The nature and content of the views and statements provided to each of these persons may differ.
Disclosure of portfolio holdings information to traders. Additionally, employees of Invesco and its affiliates may disclose one or more of the investments held by the Fund when purchasing and selling investments through broker-dealers, futures commissions merchants, clearing agencies and other counterparties requesting bids on investments, obtaining price quotations on investments, or in connection with litigation involving the Fund's portfolio investments. Invesco does not enter into formal Non-Disclosure Agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who Invesco believed was misusing the disclosed information.
Disclosure of portfolio holdings of other Invesco-managed products. Invesco and its affiliates manage products sponsored by companies other than Invesco, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain Invesco Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by Invesco and its affiliates may disclose the portfolio holdings of their products at different times than Invesco discloses portfolio holdings for the Invesco Funds.

MANAGEMENT OF THE TRUST
Board of Trustees
The Trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.
Qualifications and Experience. In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experience of each of the Trustees.
Interested Trustees
Jeffrey H. Kupor, Trustee
Jeffrey Kupor has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Kupor is Senior Managing Director and General Counsel at Invesco Ltd.
Mr. Kupor joined Invesco Ltd. in 2002 and has held a number of legal roles, including, most recently, Head of Legal, Americas, in which role he was responsible for legal support for Invesco's Americas business. Prior to joining the firm, he practiced law at Fulbright & Jaworski LLP (now known as Norton Rose Fulbright), specializing in complex commercial and securities litigation. He also served as the general counsel of a publicly traded communication services company.
Mr. Kupor earned a BS degree in economics from the Wharton School at the University of Pennsylvania and a JD from the Boalt Hall School of Law (now known as Berkeley Law) at the University of California at Berkeley.
The Board believes that Mr. Kupor’s current and past positions with the Invesco complex along with his legal background and experience as an executive in the investment management area benefits the Funds.
Douglas Sharp, Trustee
Douglas Sharp has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Sharp is Senior Managing Director, Head of Americas & EMEA (Europe, the Middle East, and Africa) at Invesco Ltd. He also served as Director and Chairman of the Board of Invesco UK Limited (Invesco’s European subsidiary board) and as Director, Chairman and Chief Executive of Invesco Fund Managers Limited.
Mr. Sharp joined Invesco Ltd. in 2008 and has served in multiple leadership roles across the company, including his previous role as Head of EMEA. Prior to that, he ran Invesco Ltd.’s EMEA retail business and served as head of strategy and business planning and as chief administrative officer for Invesco Ltd.’s US institutional business. Before joining the firm, he was with the strategy consulting firm McKinsey & Co., where he served clients in the financial services, energy, and logistics sectors.
The Board believes that Mr. Sharp’s current and past positions within the Invesco complex along with his experience in the investment management business benefits the Funds.
Independent Trustees
Beth Ann Brown, Trustee and Chair
Beth Ann Brown has been a member of the Board of Trustees of the Invesco Funds since 2019 and Chair since 2022. From 2016 to 2019, Ms. Brown served on the boards of certain investment companies in the Oppenheimer Funds complex.
Ms. Brown has served as Director of Caron Engineering, Inc. since 2018 and as an Independent Consultant since 2012.
Previously, Ms. Brown served in various capacities at Columbia Management Investment Advisers LLC, including Head of Intermediary Distribution, Managing Director, Strategic Relations and Managing Director, Head of National Accounts. She also served as Senior Vice President, National Account Manager from 2002-2004 and Senior Vice President, Key Account Manager from 1999 to 2002 of Liberty Funds Distributor, Inc.

From 2013 through 2022, she served as Director, Vice President (through 2019) and President (2019-2022) of Grahamtastic Connection, a non-profit organization.
From 2014 to 2017, Ms. Brown served on the Board of Advisors of Caron Engineering Inc. and also served as President and Director of Acton Shapleigh Youth Conservation Corps, a non–profit organization, from 2012 to 2015.
The Board believes that Ms. Brown’s experience in financial services and investment management and as a director of other investment companies benefits the Funds.
Carol Deckbar, Trustee
Carol Deckbar has been a member of the Board of Trustees of the Invesco Funds since 2024. Ms. Deckbar previously served as Executive Vice President and Chief Product Officer at Teachers Insurance and Annuity Association (TIAA) Financial Services from 2019 to 2021. She also served as Executive Vice President and Principal of College Retirement Equities Fund at TIAA from 2014 to 2021. Ms. Deckbar served in various other capacities at TIAA since joining in 2007, including Executive Vice President and Head of Institutional Investments and Endowment Services from 2016 to 2019.
Prior to joining TIAA, Ms. Deckbar was a Senior Vice President of AMSOUTH Bank from 2002 to 2006, and before that she served as Senior Vice President, Managing Director, for Bank of America Capital Management from 1999 to 2002. She began her asset management career with the Evergreen Funds where she served as Senior Vice President, Managing Director from 1991 to 1998.
From 2019 to 2020, Ms. Deckbar served as Chairman of the TIAA Retirement Plan Investments Committee and as an Executive Sponsor at Advance, a council for the advancement of women. She has also held various memberships, including at Investment Company Institute, from 2017 to 2019, Fortune 400 Most Powerful Women Network, from 2012 to 2015, and Mutual Fund Education Alliance, from 2010 to 2015.
The Board believes that Ms. Deckbar’s experience in financial services and investment management benefits the Funds.
Cynthia Hostetler, Trustee
Cynthia Hostetler has been a member of the Board of Trustees of the Invesco Funds since 2017.
Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, and Resideo Technologies, Inc., a public company that manufactures and distributes smart home security products and solutions worldwide. Ms. Hostetler also serves on the board of governors of the Investment Company Institute and is a member of the governing council of the Independent Directors Council, both of which are professional organizations in the investment management industry.
Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex, Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo, Genesee & Wyoming, Inc., a public company that owns and operates railroads worldwide, from 2018 to 2019, prior to its sale to Brookfield Asset Management, Textainer Group Holdings Ltd., a public company that is the world’s second largest shipping container leasing company, prior to its sale to Stonepeak in March 2024, and TriLinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, from 2014 to 2026. Ms. Hostetler was also a member of the board of directors of the Eisenhower Foundation, a non-profit organization.
From 2001 to 2009, Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan

Bancorporation, a bank holding company, from 1991 to 2007, and its largest subsidiary, First Savings Bank, from 1991 to 2006 (Board Member) and from 1996 to 2001 (President).
The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Funds.
Dr. Eli Jones, Trustee
Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.
Dr. Jones has served as Board Member of the regional board, First Financial Bank Texas since 2021 and Board Member, First Financial Bankshares, Inc. Texas since 2022. Since 2020, Dr. Jones has served as a director on the board of directors of Insperity, Inc. (“Insperity”). From 2004 to 2016, Dr. Jones was chair of the Compensation Committee, a member of the Nominating and Corporate Governance Committee and a director on the board of directors of Insperity.
Dr. Jones is a Professor of Marketing, Lowry and Peggy Mays Eminent Scholar, and Dean Emeritus of Mays Business School at Texas A&M University. From 2015 to 2021, Dr. Jones served as Dean of Mays Business School at Texas A&M University. From 2012 to 2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.
Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.
The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.
Elizabeth Krentzman, Trustee
Elizabeth Krentzman has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Ms. Krentzman served on the boards of certain investment companies in the Oppenheimer Funds complex.
Ms. Krentzman served from 2017 to 2022, as a member of the Cartica Funds Board of Directors (private investment funds). Ms. Krentzman previously served as a member of the Board of Trustees of the University of Florida National Board Foundation from 2016 to 2021. She also served as a member of the Board of Trustees of the University of Florida Law Center Association, Inc. from 2016 to 2021, as a member of its Audit Committee from 2016 to 2020, and as a member of its Membership Committee from 2020 to 2021.
Ms. Krentzman served from 1997 to 2004 and from 2007 and 2014 in various capacities at Deloitte & Touche LLP, including Principal and Chief Regulatory Advisor for Asset Management Services, U.S. Mutual Fund Leader and National Director of the Investment Management Regulatory Consulting Practice. She served as General Counsel of the Investment Company Institute from 2004 to 2007.
From 1996 to 1997, Ms. Krentzman served as an Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission. She also served from 1991 to 1996 in various positions with the Division of Investment

Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission and from 1987 to 1991 as an Associate at Ropes & Gray LLP.
The Board believes that Ms. Krentzman’s legal background, experience in financial services and accounting and as a director of other investment companies benefits the Funds.
Anthony J. LaCava, Jr., Trustee
Anthony J. LaCava, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2019.
Previously, Mr. LaCava served as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.
Mr. LaCava retired after a 37-year career with KPMG LLP (“KPMG”) where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.
Mr. LaCava currently serves as Member and Chairman of the Business School Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.
The Board believes that Mr. LaCava’s experience in audit and financial services benefits the Funds.
James “Jim” Liddy, Trustee
James “Jim” Liddy has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Liddy is a Retired Partner of KPMG LLP (KPMG) and previously served as Chairman of KPMG’s Global Financial Services, Americas practice from 2017 through 2021. He also led KPMG’s U.S. Financial Services practice from 2015 through 2021.
Prior to assuming his most recent role in 2017, Mr. Liddy served as Vice Chair of Audit and on various other committees at KPMG. He also previously served as National Managing Partner of Audit and was a member of the firm’s Global Audit Steering Group.
The Board believes that Mr. Liddy’s audit experience and knowledge of financial services and investment management benefits the Funds.
Edward Perkin, Trustee
Edward Perkin has been a member of the Board of Trustees of the Invesco Funds since 2025. From 2014 to 2021, Mr. Perkin served as the Chief Investment Officer, Equity, at Eaton Vance. He was a managing director at Morgan Stanley from 2021 to 2023.
Prior to joining Eaton Vance, Mr. Perkin served as Chief Investment Officer, International & Emerging Markets Equity, at Goldman Sachs Asset Management. He also served as a senior research analyst at FISERV from 1997 to 2000 and as an insurance broker at American Retirement Insurance Services from 1993 to1997.
Mr. Perkin holds the Chartered Financial Analyst (CFA) designation. He has an MBA, Finance, from Columbia School of Business, and a BA, Economics, from UC Santa Barbara.
The Board believes that Mr. Perkin’s experience and knowledge of investment management benefits the Funds.
Daniel S. Vandivort, Trustee
Daniel S. Vandivort has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Mr. Vandivort served on the boards of certain investment companies in the Oppenheimer Funds complex, as a Trustee and as the Governance Committee Chair.

Mr. Vandivort also served as Chairman, Lead Independent Director, and Chairman of the Audit Committee of the Board of Directors of the Value Line Funds from 2008 through 2014.
Previously, Mr. Vandivort also served as a Trustee and Chairman of the Weiss Peck and Greer Mutual Funds Board from 2004 to 2005.
Previously, Mr. Vandivort served at Weiss Peck and Greer/Robeco Investment Management from 1994 to 2007, as President and Chief Investment Officer and prior to that as Managing Director and Head of Fixed Income. Mr. Vandivort also served in various capacities at CS First Boston from 1984 to 1994, including as Head of Fixed Income at CS First Boston Investment Management.
Mr. Vandivort was also a Trustee on the Board of Huntington Disease Foundation of America from 2007 to 2013 and from 2015 to 2019. He also served as Treasurer and Chairman of the Audit and Finance Committee of Huntington Disease Foundation of America from 2016 to 2019.
Mr. Vandivort currently serves as President of Flyway Advisory Services LLC, a consulting and property management company. He is also a Member of the Investment Committee for the Historic Charleston Foundation.
The Board believes that Mr. Vandivort’s experience in financial services and investment management and as a director of other investment companies benefits the Funds.
Management Information
The Trustees have the authority to take all actions that they consider necessary or appropriate in connection with oversight of the Trust, including, among other things, approving the investment objectives, investment policies and fundamental investment restrictions for the Funds. The Trust has entered into agreements with various service providers, including the Funds’ investment advisers, administrator, transfer agent, distributor and custodians, to conduct the day-to-day operations of the Funds. The Trustees are responsible for selecting these service providers, approving the terms of their contracts with the Funds, and exercising general oversight of these arrangements on an ongoing basis.
Certain Trustees and officers of the Trust are affiliated with Invesco and Invesco Ltd., the parent corporation of Invesco. All of the Trust’s executive officers hold similar offices with some or all of the other Trusts.
Leadership Structure and the Board of Trustees. The Board is currently composed of eleven Trustees, including nine Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the Independent Trustees and each, an Independent Trustee). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established four standing committees – the Audit Committee, the Compliance Committee, the Governance Committee and the Investments Committee (the Committees), to assist the Board in performing its oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, attorneys, and other Trustees between meetings. The Chair also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the interested Trustee who is an active officer of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.
Risk Oversight. The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.
The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Trust's liquidity risk through, among other things, receiving periodic reporting and presentations by Invesco personnel that address liquidity matters. The Board also oversees risks related to certain Funds’ use of derivatives as part of its general oversight responsibilities. The Board has approved a derivatives risk manager, which is responsible for administering the derivatives risk management program (“DRM Program”) for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.
The Audit Committee assists the Board with its oversight of the Funds' accounting and auditing process. The Audit Committee is responsible for selecting the Funds' independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Funds' financial reports and internal controls. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds. The Audit Committee also oversees the Adviser’s process for valuing the Funds’ portfolio investments and receives reports from management regarding its process and the valuation of the Funds’ portfolio investments as consistent with the valuation policy approved by the Board and related procedures.
The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Trust’s Chief Compliance Officer (CCO) to discuss compliance issues relating to the Funds, Invesco, and the Funds' service providers, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.
The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and its committees and addresses governance risks, including insurance and fidelity bond matters, for the Trust.
The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Invesco Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.
Committee Structure
The members of the Audit Committee are Messrs. LaCava, Liddy (Chair) and Vandivort and Ms. Hostetler. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) selecting independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (vi) pre-approving engagements for non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or to any of its affiliates; and (vii) overseeing the performance of the fair valuation determinations by the Adviser. During the fiscal year ended August 31, 2026, the Audit Committee held five meetings.
The members of the Compliance Committee are Mr. Perkin, Mss. Brown, Deckbar (Chair), and Krentzman and Dr. Jones. The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ Chief Compliance Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer of the Funds regarding compliance matters; (iii) receiving reports regarding the operation of the compliance policies and procedures of the Funds and their service providers (including any Sub-Advisers) and any material changes to such policies and procedures; (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer or other independent advisors; (v) reviewing reports prepared by a third party’s compliance review of Invesco; (vi) if requested by the Board, overseeing risk management with respect to the Funds (other than risks overseen by the other Committees), including receiving and overseeing risk management reports from Invesco that are applicable to the Funds and their service providers; and (vii) reviewing reports by Invesco on correspondence with regulators or governmental agencies with respect to the Funds and recommending to the Board what action, if any, should be taken by the Funds in light of such reports. During the fiscal year ended August 31, 2026, the Compliance Committee held four meetings.
The members of the Governance Committee are Messrs. LaCava and Vandivort (Chair) and Mss. Brown and Hostetler. The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board and the Chair of each Committee, except that the members and Chair of each Sub-Committee of the Investments Committee shall be appointed by the Chair of the Investments Committee in consultation with the Chair of the Governance Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; (iii) overseeing the annual evaluation of the performance of the Board and its Committees; (iv) considering and overseeing the selection of independent legal counsel to the Independent Trustees; (v) considering and overseeing the selection and engagement of a Senior Officer if and as they deem appropriate, including compensation and scope of services, and recommending all such matters to the Board or the independent trustees as appropriate; (vi) reviewing administrative and/or logistical matters pertaining to the operations of the Board; and (vii) reviewing annually recommendations from Invesco regarding amounts and coverage of primary and excess directors and officers/errors and omissions liability insurance and allocation of premiums. During the fiscal year ended August 31, 2026, the Governance Committee held eight meetings.
The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such submitting shareholder provides the information required by, and otherwise complies with the applicable provisions of, the Fund’s governing instruments and the charters governing the membership, duties, and operations of the Committees of the Board, (ii) that such submitting shareholder is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust has not previously held an annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust.
The members of the Investments Committee are Messrs. LaCava, Liddy, Perkin (Chair) and Vandivort, Mss. Brown, Deckbar (Sub-Committee Chair), Hostetler (Sub-Committee Chair) and Krentzman and Dr. Jones (Sub-Committee Chair). The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information, and information regarding the investment personnel and other resources devoted to the management of the Funds and make recommendations to the Board, when applicable. During the fiscal year ended August 31, 2026, the Investments Committee held four meetings.
The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Invesco Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), except to the extent the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, performance and risks and other investment-related matters of the Designated Funds; and (iii) being generally familiar with the investment objectives and principal investment strategies of the Designated Funds.
Trustee Ownership of Fund Shares
The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Invesco Funds complex, is set forth in Appendix C.
Compensation
Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and of each Committee and Sub-Committee receive additional compensation for their services.
Information regarding compensation paid or accrued for each Trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2025 is found in Appendix D.
Retirement Policy
The Trustees have adopted a retirement policy that permits each Trustee to serve until December 31 of the year in which the Trustee turns 75.
Pre-Amendment Retirement Plan For Trustees
The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a Covered Fund), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (Former Van Kampen Trustee), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.
For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.
If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.
Amendment of Retirement Plan and Conversion to Defined Contribution Plan
The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the Amended Plan). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the Existing Plan Benefit) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the Expected Future Benefit and, together with the Existing Plan Benefit, the Accrued Benefit). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each

Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.
Deferred Compensation Agreements
Certain former Trustees and current Independent Trustees (for purposes of this paragraph only, the Deferring Trustees) have executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Amounts deferred by Deferring Trustees pursuant to a Compensation Agreement during the most recent fiscal year are shown in Appendix D – Trustee Compensation Table.
Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.
Code of Ethics
Invesco, the Trust, Invesco Distributors, Inc. (Invesco Distributors) and certain of the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of Invesco, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons. Certain Sub-Advisers have adopted their own Code of Ethics. Each Code of Ethics is designed to detect and prevent improper personal trading by portfolio managers and certain other employees that could compete with or take advantage of the Fund’s portfolio transactions. Unless specifically noted, to the extent a Sub-Adviser has adopted its own Code of Ethics, each Sub-Adviser’s Code of Ethics does not materially differ from Invesco’s Code of Ethics discussed below. The Code of Ethics is intended to address conflicts of interest with the Trust that may arise from personal trading in the Invesco Funds. Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code of Ethics subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.
Proxy Voting Policies
Invesco has adopted its own specific Proxy Voting Policies.
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Invesco Advisers, Inc.

Fund Name	Adviser/Sub-Adviser
Invesco Stablecoin Reserves Fund	Invesco Advisers, Inc.
Invesco (the Proxy Voting Entity) will vote such proxies in accordance with its proxy voting policies and procedures, as outlined above, which have been reviewed and approved by the Board, and which are found in Appendix E. Any material changes to the proxy voting policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund’s proxy voting record. Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-959-4246 or by visiting www.invesco.com/proxy-voting.. This information will also be available at the SEC website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Invesco provided the initial capitalization of the Fund and, accordingly, as of the date of this SAI, owned more than 25% of the issued and outstanding shares of the Fund and therefore could be deemed to “control” the Fund as that term is defined in the 1940 Act. It is anticipated that after the commencement of the public offering of the Fund’s shares, Invesco will cease to control the Fund for the purpose of the 1940 Act. Future shareholders with a controlling interest in the Fund could affect the outcome of voting or the direction of management of the Fund. The Fund has no 5% shareholders because, as of the date of the SAI, it had not yet commenced operations.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Invesco serves as the Fund's investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund's day-to-day management. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco Advisers, Inc. is an indirect, wholly-owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group. Certain of the directors and officers of Invesco are also executive officers of the Trust and their affiliations are shown under “Management Information” herein.
As investment adviser, Invesco supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. Invesco obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Master Investment Advisory Agreement (Advisory Agreement) provides that, in fulfilling its responsibilities, Invesco may engage the services of other investment managers with respect to the Fund. The investment advisory services of Invesco are not exclusive and Invesco is free to render investment advisory services to others, including other investment companies.
Pursuant to an administrative services agreement with the Fund, Invesco is also responsible for furnishing to the Fund, at Invesco’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, which in the judgment of the trustees, are necessary to conduct the business of the Fund effectively, as well as the offices, equipment and other facilities necessary for its operations. Such functions include the maintenance of the Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.
The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by Invesco, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectus and statements of additional information distributed to the Fund's shareholders.
Invesco, at its own expense, furnishes to the Trust office space and facilities. Invesco furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.
Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from the Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year.

Fund Name	Net Assets	Annual Rate
Invesco Stablecoin Reserves Onchain Fund	All Assets	0.15%

Fund Name	Net Assets	Annual Rate

Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made.
Invesco has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or rescinded at any time.
Invesco has contractually agreed through at least December 31, 2027, to waive advisory fees or reimburse expenses to the extent necessary to limit the total annual fund operating expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Fund's shares (the "Expense Limitations"):

Fund	Expense Limitation
Invesco Stablecoin Reserves Onchain Fund
0.20%

Acquired Fund Fees and Expenses. Acquired fund fees and expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. These fees and expenses are incurred indirectly through the valuation of the Fund’s investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in the Expense Limitations table.
Neither the Trust nor Invesco may remove or amend the Expense Limitations to the Fund’s detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the Fund. Invesco does not have any right to reimbursement of any amount so waived or reimbursed. For the Expense Limitations, Invesco will review the then-current Expense Limitations for the Fund prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco agrees to continue them.
The management fees payable by the Fund, the amounts waived by Invesco and the net fee paid by the Fund for the last three fiscal years or periods, as applicable, ended August 31 are found in Appendix G.
Investment Sub-Advisers
Invesco has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund (each, a Sub-Adviser), pursuant to which these affiliated sub-advisers may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Advisers Act are:
●
Invesco Asset Management (Japan) Limited (Invesco Japan)
●
Invesco Asset Management Limited (Invesco Asset Management)
●
Invesco Hong Kong Limited (Invesco Hong Kong)
●
Invesco Management S.A.
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Invesco Senior Secured Management, Inc. (Invesco Senior Secured)

Invesco has also entered into a Sub-Advisory Agreement with another affiliate, Invesco Capital Management LLC (Invesco Capital), also a registered investment adviser under the Advisers Act, pursuant to which Invesco Capital may be appointed by Invesco from time to time to provide discretionary investment management services, investment advice, and/or order execution services to Invesco Government & Agency Portfolio and Invesco Treasury Obligations Portfolio.
The only fees payable to the Sub-Advisers described above under the Sub-Advisory Agreements are for providing discretionary investment management services. For such services, Invesco will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that Invesco receives from the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any, in effect from time to time. In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that Invesco receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any.
Invesco and each Sub-Adviser are indirect wholly-owned subsidiaries of Invesco Ltd.
Marketing Support and Administrative Support Payments
Invesco, Invesco Distributors, or one of their affiliates (Invesco Affiliates) may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries that sell shares of the Invesco Funds or provide promotional and/or sales support on behalf of Invesco and Invesco Distributors with respect to the Invesco Funds. Financial intermediaries receiving marketing support payments may agree to provide a variety of services and activities that benefit Invesco and its affiliates, such as including the Invesco Funds on a preferred or select sales list or in other sales programs, providing access to the financial intermediaries’ registered representatives, providing assistance in training and education of personnel, providing marketing support, and other services. In addition, Invesco Affiliates may, from time to time, at their expense out of their own financial resources make cash payments to financial intermediaries that provide administrative services to their customers. These administrative support payments may be made for recordkeeping, sub-accounting, sub-transfer agency, shareholder processing and similar services.
Marketing and administrative support payments are in addition to any fees paid by an Invesco Fund, including Rule 12b-1 fees. Marketing and administrative support payments, whether a fixed payment or calculated as a percentage of assets attributable to a financial intermediary in a given Invesco Fund, may be different for different financial intermediaries, and shall not exceed 0.25% of the average daily net assets of all shares attributable to the financial intermediary in any Invesco Fund during a particular period. Moreover, where financial intermediaries provide services to the Invesco Funds or an Invesco Affiliate, the costs of providing the services and the package of services provided may differ. The Invesco Affiliates do not make an independent assessment of the cost of such services. A list of financial intermediaries to whom Invesco Affiliates paid marketing and/or administrative support payments during the prior calendar year is attached hereto as Appendix H. This list may not be current and changes over time.
These payments could be significant to the financial intermediaries and may create an incentive for a financial intermediary to recommend or sell shares of the Invesco Funds to its customers, thereby increasing the assets in the Invesco Funds. Please contact your financial intermediary for details about any payments they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Funds.
Service Agreements
Administrative Services Agreement. Invesco and the Trust have entered into a Master Administrative Services Agreement (Administrative Services Agreement) pursuant to which Invesco may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by Invesco under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees. Under the Administrative Services Agreement, Invesco is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation. Currently, Invesco is reimbursed for the services of the Trust’s principal financial officer and the principal financial officer's staff and any expenses related to fund accounting services.
Pursuant to a subcontract for administrative services with the Adviser, The Bank of New York Mellon performs certain administrative functions for the Fund. The Bank of New York Mellon is located at 2 Hanson Place, Brooklyn, New York 11217-1431.
Administrative services fees paid to Invesco by the Fund for the last three fiscal years or periods, as applicable, ended August 31 are found in Appendix H.
Other Service Providers
Transfer Agent. Invesco Investment Services, Inc., (Invesco Investment Services), 11 Greenway Plaza, Houston, Texas 77046-1173, a wholly-owned subsidiary of Invesco Ltd., is the Trust’s transfer agent.
The Amended and Restated Transfer Agency and Service Agreement (the TA Agreement) between the Trust and Invesco Investment Services provides that Invesco Investment Services will perform certain services related to the servicing of shareholders of the Fund. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding shares of the Funds, the TA Agreement provides that the Trust, on behalf of the Fund, will pay Invesco Investment Services an asset-based fee. The TA Agreement also provides that Invesco Investment Services is responsible for out of pocket expenses relating to the procurement of goods and services as they relate to its obligations under the TA Agreement. Invesco Investment Services may impose certain copying charges for request for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.
Sub-Transfer Agent.
Superstate Services LLC, 205 West 28th Street, Floor 8, New York, NY 10001, provides services to certain series of the Trust as a sub-transfer agent pursuant to an agreement between Superstate and Invesco Investment Services to oversight by Invesco Investment Services.
Custodian
The Bank of New York Mellon (the Custodian), 2 Hanson Place, Brooklyn, New York 11217-1431 is custodian of all securities and cash of the Fund.
Under its contract with the Trust, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.
Independent Registered Public Accounting Firm. The Fund's independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Audit Committee of the Board has selected, and the Board has ratified and approved PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021, as the independent registered public accounting firm to audit the financial statements of the Fund. In connection with the audit of the Fund’s financial statements, the Fund entered into an engagement letter with PricewaterhouseCoopers LLP. The terms of the engagement letter required by PricewaterhouseCoopers LLP, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

Counsel to the Trust. Legal matters for the Trust have been passed upon by Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103-7018.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Invesco and the Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. If all or a portion of the Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker-dealer selection will be made by the Sub-Adviser for the assets it manages. Unless specifically noted, the Sub-Advisers’ brokerage allocation procedures do not materially differ from Invesco’s procedures.
As discussed below, Invesco and the Sub-Advisers, unless prohibited by applicable law, may cause the Fund to pay a broker-dealer a commission for effecting a transaction that exceeds the amount another broker-dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker-dealer. Since January 3, 2018, under the European Union’s Markets in Financial Instruments Directive (MiFID II) and as implemented in the United Kingdom, European Union and United Kingdom investment advisers, including Invesco Management S.A. and Invesco Asset Management, which may act as sub-adviser to the Fund as described in the Fund's prospectus, pay for research from broker-dealers directly out of their own resources, rather than through client commissions.
Brokerage Transactions
Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more broker-dealers, including affiliated and third-party broker-dealers, to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk. The global equity trading desk has assigned local traders in primary trading centers around the world to place equity securities trades in their regions. Invesco’s Americas desk, with locations in the United States and Canada (the Americas Desk), generally places trades of equity securities trading in North America, Canada and Latin America; the Asia Pacific desk, with locations in Hong Kong, Japan, Australia and China (the Asia Pacific Desk), generally places trades of equity securities trading in the Asia-Pacific markets; and the EMEA trading desk, with locations in the United Kingdom (the EMEA Desk), generally places trades of equity securities trading in European, Middle Eastern and African countries. Additionally, various Invesco Ltd. subsidiaries have created an alternatives trading desk that generally places trades in derivatives, options and foreign currency. Invesco, Invesco Japan, Invesco Management S.A., Invesco Hong Kong, Invesco Capital and Invesco Asset Management use the global equity trading desk and the alternatives desk to place trades. Other Sub-Advisers may use the global equity trading desk and the alternatives desk in the future. The trading procedures for the global trading desks are similar in all material respects.
References in the language below to actions by Invesco or a Sub-Adviser making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Asia Pacific Desk, and the EMEA Desk. Even when trading is delegated by Invesco or the Sub-Advisers to the various arms of the global equity trading desk or to the alternatives desk, Invesco or the Sub-Adviser that delegates trading is responsible for oversight of this trading activity.
Commissions
Invesco or the Sub-Advisers make decisions to buy and sell securities for the Fund, select broker-dealers (each, a Broker), effect the Fund's investment portfolio transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Invesco’s and the Sub-Advisers’ primary consideration in effecting a security transaction is to obtain best execution for the Fund such that the Fund’s total cost or proceeds in each transaction is the most favorable under the circumstances, including commissions, mark-ups or mark-downs which are reasonable in relation to the value of the research and brokerage services provided by the Broker. While Invesco and the Sub-Advisers seek reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See “Broker Selection” below.

Some of the securities in which the Fund invest, such as fixed income securities, are traded in OTC markets. Portfolio transactions in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker. Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.
The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to certain other Invesco Funds or other client accounts managed by Invesco or a Sub-Adviser (and may invest in the Affiliated Money Market Funds) provided the Fund follow procedures adopted by the Boards of the various Invesco Funds, including the Trust. These inter-fund transactions generally do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.
There were no brokerage commissions paid by the Fund for the last three fiscal years or periods, as applicable, ended August 31.
Broker Selection
Invesco’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for the Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity or fixed income securities for the Fund, Invesco or the Sub-Advisers consider the full range and quality of a Broker’s services, including, but not limited to, the value of research and/or brokerage services provided (if permitted by applicable law or regulation), execution capability, commission rate, spread or mark-up or mark-down (as applicable), willingness to commit capital, anonymity and responsiveness. In each case, the determinative factor is not the lowest commission, spread or mark-up or mark-down available but whether the transaction represents the best qualitative execution for the Fund under the circumstances. Invesco and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.
Unless prohibited by applicable law, such as MiFID II (described herein), in choosing Brokers to execute portfolio transactions for the Fund, Invesco or a Sub-Adviser may select Brokers that provide brokerage and/or research services (Soft Dollar Products) to Invesco or such Sub-Adviser. For the avoidance of doubt, European Union and United Kingdom investment advisers, including Invesco Management S.A. and Invesco Asset Management, which may act as sub-adviser to certain Invesco Funds as described in such Funds’ prospectuses, must pay for research from Brokers directly out of their own resources, rather than through client commissions. Therefore, the use of the defined term “Sub-Advisers” throughout this section shall not be deemed to apply to those Sub-Advisers subject to the MiFID II prohibitions. Section 28(e) of the Exchange Act, provides that Invesco or a Sub-Adviser, under certain circumstances, lawfully may cause a client account to pay a higher commission than the lowest available. Under Section 28(e)(1), Invesco or the Sub-Adviser must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [Invesco’s or the Sub-Adviser’s] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.” The Soft Dollar Products provided by the Broker also must lawfully and appropriately assist Invesco or the Sub-Adviser in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a Broker commissions that are higher than those charged by another Broker in recognition of the Broker’s provision of Soft Dollar Products to Invesco or the Sub-Advisers.
Invesco and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products. This conflict exists because Invesco and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco’s or a Sub-Adviser’s expenses to the extent that Invesco or such Sub-Adviser would have purchased such products had they not been provided by Brokers. Additionally, Section 28(e) permits Invesco or a Sub-Adviser to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed client accounts (or client accounts managed by the Sub-Advisers) may generate soft dollar commissions used to purchase Soft Dollar Products that ultimately benefit other Invesco-managed client accounts (or the other Sub-Adviser managed accounts), effectively cross-subsidizing the other Invesco-managed client accounts (or the other Sub-Adviser-managed client accounts) that benefit directly from the product. Invesco or a Sub-Adviser may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollar commissions used to purchase such products.
Fixed income trading normally does not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage certain fixed income Invesco Funds or other fixed-income client accounts are generated entirely by equity-focused Invesco Funds and other equity-focused client accounts managed by Invesco. In other words, certain fixed income Invesco Funds are cross-subsidized by the equity Invesco Funds in that the fixed income Invesco Funds receive the benefit of Soft Dollar Products for which they do not pay. Similarly, other client accounts managed by Invesco or certain of its affiliates may benefit from Soft Dollar Products for which they do not pay.
Invesco and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco or the Sub-Adviser concludes that the Broker supplying the product is capable of providing best execution.
Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. Invesco and the Sub-Adviser use soft dollar commissions to purchase two types of Soft Dollar Products:
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proprietary research created by the Broker executing the trade, and
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other research and brokerage products and services created by third party vendors that are supplied to Invesco or the Sub-Advisers through the Broker executing the trade.
Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. Invesco periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that Invesco receives from each Broker, Invesco develops an estimate of each Broker’s targeted share of Invesco clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.
Soft Dollar Products are paid for by Invesco and Sub-Advisers using soft dollar commissions through one of two methods: full-service trading or commission sharing agreements (“CSAs”). In a full-service trading arrangement, the Broker itself provides proprietary research products and brokerage services to Invesco or the Sub-Adviser, and commissions paid to the Broker are retained by it to pay for both trade execution and the proprietary research products and brokerage services provided by it. In a CSA arrangement with a Broker, a portion of the commission paid to the Broker is made available by the Broker to Invesco or the Sub-Adviser to pay a third party for third party research and brokerage products and services.
Soft Dollar Products received from Brokers supplement Invesco’s and the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:
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Database Services – comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).
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Quotation/Trading/News Systems – products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

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Economic Data/Forecasting Tools – various macroeconomic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.
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Quantitative/Technical Analysis – software tools that assist in quantitative and technical analysis of investment data.
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Fundamental Company/Industry Analysis – company or industry specific fundamental investment research.
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Other Specialized Tools – other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise or custom built investment-analysis software.
Occasionally, Invesco or a Sub-Adviser will receive certain “mixed-use” research and brokerage services, a portion of the cost of which is eligible under Section 28(e) for payment with soft dollar commissions and a portion of which is not. In these instances, Invesco or the Sub-Adviser will make a reasonable allocation of the cost of the product or service according to its use and pay for only that portion of the cost that is eligible under Section 28(e) with soft dollar commission (and will pay for the remaining portion with its own resources).
Outside research assistance is useful to Invesco and the Sub-Advisers because the Brokers used by Invesco and the Sub-Advisers and the providers of other Soft Dollar Products tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco’s or the Sub-Advisers’ staff follow. In addition, such services provide Invesco or the Sub-Advisers with a diverse perspective on financial markets. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco and the Sub-Advisers believe that because Broker research supplements rather than replaces Invesco’s or the Sub-Advisers’ research, the receipt of such research tends to improve the quality of Invesco’s or the Sub-Advisers’ investment advice. The advisory fee paid by the Fund is not reduced because Invesco or the Sub-Advisers receive such services. To the extent the Fund's portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions charged to the Fund might exceed those that might otherwise have been paid.
Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of a Fund’s shares for their clients, provided that Invesco or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with Invesco’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares. Invesco and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.
As noted above, under MiFID II, European Union and United Kingdom investment advisers, including Invesco Management S.A. and Invesco Asset Management, are not permitted to use soft dollar commissions to pay for research from brokers but rather must pay for research out of their own profit and loss or have research costs paid by clients through research payment accounts that are funded by a specific client research charge or the research component of trade orders. Such payments for research must be unbundled from the payments for execution. As a result, Invesco Management S.A. and Invesco Asset Management are restricted from using Soft Dollar Products in managing the Invesco Funds that they sub-advise.
Directed Brokerage (Research Services)
Directed brokerage (research services) commissions are found in Appendix K.
Affiliated Transactions
Invesco or a Sub-Adviser may place trades for equity securities with Invesco Capital Markets, Inc. (ICMI), a broker-dealer with whom it is affiliated, provided that Invesco or the Sub-Adviser determines that ICMI’s trade execution costs are at least comparable to those of non-affiliated brokerage firms with which Invesco or the Sub-Adviser could otherwise place similar trades for similar securities. ICMI receives brokerage commissions in connection with effecting trades for the Fund and, therefore, use of ICMI presents a conflict of interest for Invesco or a Sub-Adviser. Trades placed through ICMI, including the brokerage commissions paid to ICMI, are subject to procedures adopted by the Board that are designed to mitigate this conflict of interest.
Regular Brokers
Information concerning the Fund's acquisition of securities of its Brokers is found in Appendix K.
Allocation of Portfolio Transactions
Invesco and the Sub-Advisers manage numerous Invesco Funds and other client accounts. Some of these client accounts may have investment objectives similar to the Fund. Frequently, identical securities will be appropriate for investment by multiple Invesco Funds or other client accounts. However, the position of each client account in the same security and the length of time that each client account may hold its investment in the same security may vary. Invesco or a Sub-Adviser will also determine the timing and amount of purchases for a client account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other client accounts, and is considered at or about the same time, Invesco or a Sub-Adviser will allocate transactions in such securities among the Fund(s) and these client accounts on a pro rata basis based on order size or in such other manner believed by Invesco or a Sub-Adviser to be fair and equitable. In determining what is fair and equitable, Invesco or a Sub-Adviser can consider various factors, including how closely the investment opportunity matches the investment objective and strategy of the Fund or client account, the capital available to the Fund or client account, and which portfolio management team sourced the opportunity. Any such investments among multiple client accounts will be subject to applicable policies of Invesco or a Sub-Adviser and, if applicable, requirements of SEC exemptive relief obtained by Invesco or a Sub-Adviser. Certain of such policies permit Invesco or a Sub-Adviser to allocate opportunities within a specified investment strategy or asset class on a rotational basis, with client accounts that exclusively pursue investments in such strategy or asset class given priority over the Fund(s) and other client accounts that do not. Invesco or a Sub-Adviser may combine orders for the purchase or sale of securities and other investments for multiple client accounts, including the Funds, in accordance with applicable laws and regulations to obtain the most favorable execution. Aggregated transactions could, however, adversely affect the Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchase and Redemption Features of the Invesco Stablecoin Reserves Onchain Fund
The Fund's shares may only be purchased and redeemed directly through Superstate's Investor Portal. Fund shares will be issued on a Designated Blockchain, and may be purchased only by investors whose blockchain wallet addresses have been registered with, and verified by Superstate. The ownership and transfer of Fund Shares will be authenticated and recorded on the Designated Blockchain, subject to the transfer procedures and security protocols administered by Superstate under the oversight of IIS, including maintaining the list of Allowlist wallets and the ability to otherwise reject or suspend transfers of Fund shares. See the "Shareholder Account Information" section of the Fund's prospectus for more information about purchasing, redeeming shares of the Fund.
Purchase and Redemption of Shares
Purchase and redemption orders must be received in good order. To be in good order, the investor must give the Funds’ transfer agent all required information and documentation. Additionally, purchase payment must be made in federal funds.
The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, the Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets. The Board of the Retail and Government Money Market Funds may suspend redemptions and liquidate if the Fund’s amortized cost price per share has deviated from its market-based NAV per share, or the Board has determined such deviation is likely to occur.

Additional information regarding purchases and redemptions is located in the Fund’s prospectus, under the headings “Purchasing Shares” and “Redeeming Shares.”
Offering Price
The offering price of each Fund’s shares is the Fund’s net asset value. The Invesco Stablecoin Reserves Onchain Fund value their portfolio securities on the basis of amoratized cost, which approximates market value. This method of valuation is designed to enable the Fund to price its shares at $1.00 per share. The Funds cannot guarantee their net asset value will always remain at $1.00 per share.
Calculation of Net Asset Value (Invesco Stablecoin Reserves Onchain Fund)
The Board has established procedures, in accordance with Rule 2a-7 under the 1940 Act, designed to stabilize each Fund’s net asset value per share at $1.00, to the extent reasonably possible. Such procedures include daily calculation of the extent of the deviation, if any, of the current net asset value per share using available market quotations from the fund’s amortized cost price per share, and the periodic review by the Trustees of the amount of such deviation. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations. When available market quotations are used to establish the market-based net asset value, the net asset value could possibly be more or less than $1.00 per share.
Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. Although this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Funds’ investments is high or lower than the price that would be received if the investments were sold.
Debt securities (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution size, trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and Corporate Loans and in the case of debt obligations (excluding Corporate Loans), the mean between the last bid and ask prices. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.
Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day prior to the close of the customary trading session of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of an Invesco Fund’s shares are the valuation time(s) for the particular Fund. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If the Adviser believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using the valuation policy approved by the Board and related procedures.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the valuation time(s) for the particular Fund. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unrepresentative of market value in the Adviser’s judgment ("unreliable"). If between the time trading ends on a particular security and the valuation time(s) for the particular Fund, events occur that are significant and may make the closing price unreliable, the Adviser may fair value the security. If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value in good faith using the valuation policy approved by the Board and related procedures. Adjustments to closing prices to reflect fair value may also be based on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts, domestic and foreign index futures, and exchange-traded funds.
Invesco Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Invesco Fund. Because the net asset value per share of each Invesco Fund is determined only on business days of the Invesco Fund, the value of the portfolio securities of an Invesco Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Invesco Fund.
Securities for which market quotations are not available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in accordance with the valuation policy approved by the Board and related procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Redemptions in Kind
The Funds do not intend to redeem shares representing an interest in the Funds in kind (i.e., by distributing its portfolio securities).
Although the Invesco Funds generally intend to pay redemption proceeds solely in cash, the Invesco Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, an Invesco Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Invesco Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Invesco Funds, made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of an Invesco Fund, is obligated to redeem for cash all shares presented to such Invesco Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Invesco Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.
Backup Withholding
Accounts submitted without a correct, certified taxpayer identification number (TIN) or, alternatively, a correctly completed and currently effective IRS Form W-8 (for non-resident aliens) or Form W-9 (for U.S. persons including resident aliens) accompanying the registration information generally will be subject to backup withholding.

Each Invesco Fund, and other payers, generally must withhold 24% of reportable dividends (whether paid in cash or reinvested in additional Invesco Fund shares), including exempt-interest dividends, in the case of any shareholder who fails to provide the Invesco Funds with a TIN and a certification that he is not subject to backup withholding.
An investor is subject to backup withholding if:
1. The investor fails to furnish a correct TIN to the Invesco Fund;
2. the IRS notifies the Invesco Fund that the investor furnished an incorrect TIN;
3. the investor or the Invesco Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);
4. the investor fails to certify to the Invesco Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or
5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.
Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds are subject to backup withholding only if (1), (2) or (5) above applies.
Certain payees and payments are exempt from backup withholding and information reporting. Invesco or the Transfer Agent will not provide Form 1099 to those payees.
Investors should contact the IRS if they have any questions concerning withholding.
IRS Penalties. Investors who do not supply the Invesco Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.
Nonresident Aliens. Nonresident alien individuals and foreign entities with a valid Form W-8 are not subject to the backup withholding previously discussed. The Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption. Nonresident alien individuals and some foreign entities failing to provide a valid Form W-8 may be subject to backup withholding and Form 1099 reporting.
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS
Dividends and Distributions
The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.
All dividends and distributions will be automatically reinvested in additional shares of the same class of a Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.
The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the expenses attributable to a particular class (Class Expenses). Class Expenses, including distribution plan expenses, if any, must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act.

In the event  the Fund, incurs or anticipates any unusual expense, loss or depreciation in the value of a portfolio investment that would adversely affect the net asset value per share of the Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the Fund was reduced, or was anticipated to be reduced below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.
Tax Matters
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Tax Matters” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.
Taxation of the Fund. The Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
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Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
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Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).
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Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
The Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.
Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions — Capital gain dividends” below). A “qualified late year loss” includes:
(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses); and
(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.
Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.
Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation.
Liquidity Fees. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject of future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.
Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of ordinary income. The Fund receives income generally in the form of interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.
Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are 0%, 15% or 20% depending on the nature of the capital gain and the individual’s taxable income.  Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income. The Fund does not expect to realize any long-term capital gains and losses.
Qualified dividend income for individuals. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none of the Fund’s income dividends will be qualified dividend income eligible for taxation at capital gain rates.
Corporate dividends-received deduction. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for the corporate dividends-received deduction.
Maintaining a $1.00 share price. Because the shares in the Fund, are offered and redeemed at a constant net asset value of $1.00 per share, gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1.00 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.
Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.
Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the Tax Cuts and Jobs Act, build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.
U.S. government interest. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.
Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. Because the shares in the Funds, are offered and redeemed at a constant net asset value of $1.00 per share, a shareholder generally will recognize neither gain nor loss on a redemption of shares (unless the shareholder incurs a liquidity fee on such redemption).
Shareholders may elect to adopt a simplified “NAV method” for computing gains and losses from taxable sales, exchanges or redemptions of Fund shares. Under the NAV method, rather than computing gain or loss separately for each taxable disposition of Fund shares as described above, a shareholder would determine gain or loss based on the change in the aggregate value of the shareholder’s Fund shares during a computation period (which could be the shareholder’s taxable year or certain shorter periods), reduced by the shareholder’s net investment (purchases minus taxable sales, exchanges, or redemptions or exchanges) in those Fund shares during that period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss would be treated as short-term capital gain or loss.
Tax basis information. Cost basis reporting is not required for shareholders investing in a money market fund operating under Rule 2a-7 under the 1940 Act.
Wash sale rule. All or a portion of any loss so realized on the sale or redemption of shares in the Funds may be deferred under the wash sale rules if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption and the shareholder does not elect to adopt the NAV method.
Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Fund and its Investments and Risks — Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:
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provide your correct Social Security or taxpayer identification number;
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certify that this number is correct;
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certify that you are not subject to backup withholding; and
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certify that you are a U.S. person (including a U.S. resident alien).
The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.
Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”
Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.
U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:
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exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;
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capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and
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interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.
Notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at the corporate income tax rate, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”
Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.
Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 24%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.
Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.
An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.
An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.
Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).
Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
DISTRIBUTION OF SECURITIES
Distributor
The Trust has entered into a master distribution agreement relating to the Funds (the Distribution Agreement) with Invesco Distributors, a registered broker-dealer and a wholly-owned subsidiary of Invesco, pursuant to which Invesco Distributors acts as the distributor of the shares of each class of the Funds. The address of Invesco Distributors is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. Certain trustees and officers of the Trust are affiliated with Invesco Distributors. See “Management of the Trust.”
The Distribution Agreement provides Invesco Distributors with the exclusive right to distribute the shares of each class of the Funds on a continuous basis directly and through other broker dealers with whom Invesco Distributors has entered into selected dealer agreements. Invesco Distributors has not undertaken to sell any specified number of shares of any classes of the Funds. The Distribution Agreement also provides that Invesco Distributors will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Trust and the costs of preparing and distributing any other supplemental sales literature.
The Trust (on behalf of any class of the Funds) or Invesco Distributors may terminate the Distribution Agreement on sixty (60) days’ written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.
Invesco Distributors may, from time to time at its expense, pay a fee to broker-dealers, banks or other financial institutions for operations and/or marketing support, including support for distribution programs or platforms. Such fees will not impose additional expenses on a class, nor will they change the price paid by investors for the purchase of the applicable classes’ shares or the amount that any particular class will receive as proceeds from such sales.
FINANCIAL STATEMENTS
Because the Fund is new, financial statements are not yet available for the Fund.

APPENDIX A - RATINGS OF DEBT SECURITIES
The following is a description of the factors underlying the debt ratings of Moody's, S&P, and Fitch.
Moody's Long-Term Debt Ratings
Aaa: Obligations rated 'Aaa' are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated 'Aa' are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated 'A' are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated 'Baa' are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated 'Ba' are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated 'B' are considered speculative and are subject to high credit risk.
Caa: Obligations rated 'Caa' are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated 'Ca' are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated 'C' are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms*.
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody's Short-Term Prime Rating System
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP (Not Prime): Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody's MIG/VMIG US Short-Term Ratings
Short-Term Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support.
For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG Scale
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Standard & Poor's Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
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The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
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The nature and provisions of the financial obligation, and the promise we impute; and

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The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC and C: Obligations rated 'BB', 'B', 'CCC' 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Standard & Poor's Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Standard & Poor's Municipal Short-Term Note Ratings Definitions
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
●
Amortization schedule -- the larger final maturity relative to other maturities, the more likely it will be treated as a note; and
●
Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.
D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Standard & Poor's Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
Fitch Credit Rating Scales
Fitch Ratings publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). Please see the section Specific Limitations Relating to Credit Rating Scales for details. Fitch Ratings also publishes other ratings, scores and opinions. For example, Fitch provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.
Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/-for AA through CCC levels indicating relative differences of probability of default or recovery for issues.
The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.
Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings, please refer to Fitch’s Ratings Transition and Default studies, which detail the historical default rates. The European Securities and Markets Authority also maintains a central repository of historical default rates.
Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).
Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter. The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services.
Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower-case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be typically point-in-time but may be monitored if the analytical group believes information will be sufficiently available.
Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While Credit Opinions and Rating Assessment Services are point-in-time and are not monitored, they may have a directional Watch or Outlook assigned, which can signify the trajectory of the credit profile.
Ratings assigned by Fitch are opinions based on established, approved and published criteria. A variation to criteria may be applied but will be explicitly cited in our rating action commentaries (RACs), which are used to publish credit ratings when established and upon annual or periodic reviews.
Ratings are the collective work product of Fitch, and no individual, or group of individuals, is solely responsible for a rating. Ratings are not facts and, therefore, cannot be described as being "accurate" or "inaccurate." Users should refer to the definition of each individual rating for guidance on the dimensions of risk covered by the rating.
Fitch Long-Term Rating Scales
Issuer Default Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity's relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality.
'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.
'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Very low margin of safety. Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation.
b. the formal announcement by the issuer or their agent of a distressed debt exchange.
c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
Notes
The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.
Fitch Short-Term Ratings Assigned to Issuers and Obligations
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to other in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2: Good Short-Term Credit Quality. Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.
F3: Fair Short-Term Credit Quality. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B: Speculative Short-Term Credit Quality. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
C: High Short-Term Default Risk. Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B - PERSONS TO WHOM INVESCO PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
(as of August 31, 2026)
Service Provider	Disclosure Category
ABN AMRO Financial Services, Inc.	Broker (for certain Invesco Funds)
Absolute Color	Financial Printer
Anglemyer & Co.	Analyst (for certain Invesco Funds)
AXA	Other
Ballard Spahr Andrews & Ingersoll, LLP	Special Insurance Counsel
Barclays Capital, Inc.	Broker (for certain Invesco Funds)
Blaylock Robert Van LLC	Broker (for certain Invesco Funds)
BB&T Capital Markets	Broker (for certain Invesco Funds)
Bear Stearns Pricing Direct, Inc.	Pricing Vendor (for certain Invesco Funds)
BLNS Securities Ltd.	Broker (for certain Invesco Funds)
BOSC, Inc.	Broker (for certain Invesco Funds)
Brown Brothers Harriman & Co.	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
Cabrera Capital Markets	Broker (for certain Invesco Funds)
Charles River Systems, Inc.	System Provider
Chas. P. Young Co.	Financial Printer
Cirrus Research, LLC	Trading System
Citibank, N.A.	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
Citigroup Global Markets, Inc.	Broker (for certain Invesco Funds)
Commerce Capital Markets	Broker (for certain Invesco Funds)
Crane Data, LLC	Analyst (for certain Invesco Funds)
Credit Suisse International / Credit Suisse Securities (Europe) Ltd.	Service Provider
Crews & Associates	Broker (for certain Invesco Funds)
D.A. Davidson & Co.	Broker (for certain Invesco Funds)
Dechert LLP	Legal Counsel
DEPFA First Albany	Broker (for certain Invesco Funds)
Deutsche Bank Trust Company Americas	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
E.K. Riley Investments LLC	Broker (for certain Invesco Funds)
Empirical Research Partners	Analyst (for certain Invesco Funds)
Finacorp Securities	Broker (for certain Invesco Funds)
First Miami Securities	Broker (for certain Invesco Funds)
First Southwest Co.	Broker (for certain Invesco Funds)
First Tryon Securities	Broker (for certain Invesco Funds)
Fitch, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
FT Interactive Data Corporation	Pricing Vendor
FTN Financial Group	Broker (for certain Invesco Funds)
GainsKeeper	Software Provider (for certain Invesco Funds)
GCom2 Solutions	Software Provider (for certain Invesco Funds)
George K. Baum & Company	Broker (for certain Invesco Funds)
Glass, Lewis & Co.	System Provider (for certain Invesco Funds)
Global Trading Analytics, LLC	Software Provider
Global Trend Alert	Analyst (for certain Invesco Funds)
Hattier, Sanford & Reynoir	Broker (for certain Invesco Funds)
Hutchinson, Shockey, Erley & Co.	Broker (for certain Invesco Funds)
ICI (Investment Company Institute)	Analyst (for certain Invesco Funds)
ICRA Online Ltd.	Rating & Ranking Agency (for certain Invesco Funds)

Service Provider	Disclosure Category
Lincoln Investment Advisors Corporation	Other
iMoneyNet, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Initram Data, Inc.	Pricing Vendor
Institutional Shareholder Services, Inc.	Proxy Voting Service (for certain Invesco Funds)
Invesco Investment Services, Inc.	Transfer Agent
Invesco Senior Secured Management, Inc.	System Provider (for certain Invesco Funds)
Investment Company Institute	Analyst (for certain Invesco Funds)
Investortools, Inc.	Broker (for certain Invesco Funds)
ITG, Inc.	Pricing Vendor (for certain Invesco Funds)
J.P. Morgan Chase Bank	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
J.P. Morgan Securities, Inc.	Analyst (for certain Invesco Funds)
J.P. Morgan Securities Inc.\Citigroup Global Markets Inc.\JPMorgan Chase Bank, N.A.	Lender (for certain Invesco Funds)
J.P. Morgan Securities	Broker (for certain Invesco Funds)
Janney Montgomery Scott LLC	Broker (for certain Invesco Funds)
John Hancock Investment Management Services, LLC	Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP	Special Insurance Counsel
KeyBanc Capital Markets, Inc.	Broker (for certain Invesco Funds)
Kramer Levin Naftalis & Frankel LLP	Legal Counsel
Lebenthal & Co. LLC	Broker (for certain Invesco Funds)
Lipper, Inc.	Rating & Ranking Agency (for certain Invesco Funds)
Loan Pricing Corporation	Pricing Service (for certain Invesco Funds)
Loop Capital Markets	Broker (for certain Invesco Funds)
M.R. Beal	Broker (for certain Invesco Funds)
MarkIt Group Limited	Pricing Vendor (for certain Invesco Funds)
Merrill Communications LLC	Financial Printer
Mesirow Financial, Inc.	Broker (for certain Invesco Funds)
Middle Office Solutions	Software Provider
Moody's Ratings (formerly Moody’s Investors Service)	Rating & Ranking Agency (for certain Invesco Funds)
Morgan Keegan & Company, Inc.	Broker (for certain Invesco Funds)
Morrison Foerster LLP	Legal Counsel
MS Securities Services, Inc. and Morgan Stanley & Co. Incorporated	Securities Lender (for certain Invesco Funds)
Muzea Insider Consulting Services, LLC	Analyst (for certain Invesco Funds)
Ness USA Inc.	System provider
Noah Financial, LLC	Analyst (for certain Invesco Funds)
Omgeo LLC	Trading System
Piper Jaffray	Analyst (for certain Invesco Funds)
Prager, Sealy & Co.	Broker (for certain Invesco Funds)
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm (for all Invesco Funds)
Protective Securities	Broker (for certain Invesco Funds)
Ramirez & Co., Inc.	Broker (for certain Invesco Funds)
Raymond James & Associates, Inc.	Broker (for certain Invesco Funds)
RBC Capital Markets	Analyst (for certain Invesco Funds)
RBC Dain Rauscher Incorporated	Broker (for certain Invesco Funds)
Reuters America LLC	Pricing Service (for certain Invesco Funds)
Rice Financial Products	Broker (for certain Invesco Funds)

Service Provider	Disclosure Category
Robert W. Baird & Co. Incorporated	Broker (for certain Invesco Funds)
RR Donnelley Financial	Financial Printer
Ryan Beck & Co.	Broker (for certain Invesco Funds)
SAMCO Capital Markets, Inc.	Broker (for certain Invesco Funds)
Seattle-Northwest Securities Corporation	Broker (for certain Invesco Funds)
Siebert Brandford Shank & Co., L.L.C.	Broker (for certain Invesco Funds)
Simon Printing Company	Financial Printer
Southwest Precision Printers, Inc.	Financial Printer
Southwest Securities	Broker (for certain Invesco Funds)
Standard and Poor's/Standard and Poor's Securities Evaluations, Inc.	Pricing Service and Rating and Ranking Agency (each, respectively, for certain Invesco Funds)
StarCompliance, Inc.	System Provider
State Street Bank and Trust Company	Custodian, Lender, Securities Lender, and System Provider (each, respectively, for certain Invesco Funds)
Sterne, Agee & Leach, Inc.	Broker (for certain Invesco Funds)
Stifel, Nicolaus & Company, Incorporated	Broker (for certain Invesco Funds)
Stradley Ronon Stevens & Young, LLP	Legal Counsel
The Bank of New York Mellon (BNY)	Custodian and Securities Lender (each, respectively, for certain Invesco Funds)
The MacGregor Group, Inc.	Software Provider
The Savader Group LLC	Broker (for certain Invesco Funds)
Thomson Information Services Incorporated	Software Provider
TradingHub Group Ltd.	Analyst (for certain Invesco Funds)
UBS Financial Services, Inc.	Broker (for certain Invesco Funds)
VCI Group Inc.	Financial Printer
Vining Sparks IBG	Broker (for Certain Invesco Funds)
W.H Mell Associates, Inc.	Broker (for certain Invesco Funds)
Wachovia National Bank, N.A.	Broker (for certain Invesco Funds)
Western Lithograph	Financial Printer
Wiley Bros. Aintree Capital L.L.C.	Broker (for certain Invesco Funds)
William Blair & Co.	Broker (for certain Invesco Funds)
XSP, LLC\Solutions Plus, Inc.	Software Provider

APPENDIX C - TRUSTEES AND OFFICERS
As of August 31, 2026
The address of each trustee and officer is 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.
Interested Trustees
Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During At Least The Past 5 Years
Jeffrey H. Kupor[1] - 1968	Trustee	2024
Senior Managing Director,
Company Secretary and
General Counsel, Invesco
Ltd.; Trustee, Invesco
Foundation, Inc.; Director,
Invesco Advisers, Inc.;
Executive Vice President,
Invesco Asset
Management (Bermuda),
Ltd. and Invesco
Investments (Bermuda)
Ltd.; and Vice President,
Invesco Group Services,
Inc.

Formerly: Head of Legal
of the Americas, Invesco
Ltd.; Senior Vice President
and Secretary, Invesco
Advisers, Inc. (formerly
known as Invesco
Institutional (N.A.), Inc.)
(registered investment
adviser); Secretary,
Invesco Distributors, Inc.
(formerly known as
Invesco AIM Distributors,
Inc.); Vice President and
Secretary, Invesco
Investment Services, Inc.
(formerly known as
Invesco AIM Investment
Services, Inc.); Senior
Vice President, Chief
Legal Officer and
Secretary, The Invesco
Funds; Secretary and
General Counsel, Invesco
Investment Advisers LLC
(formerly known as Van
Kampen Asset
Management); Secretary
and General Counsel,
Invesco Capital Markets,
Inc. (formerly known as
				146	None

Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During At Least The Past 5 Years

Van Kampen Funds Inc.)
and Chief Legal Officer,
Invesco Exchange-Traded
Fund Trust, Invesco
Exchange-Traded Fund
Trust II, Invesco India
Exchange-Traded Fund
Trust, Invesco Actively
Managed Exchange-
Traded Fund Trust,
Invesco Actively Managed
Exchange-Traded
Commodity Fund Trust
and Invesco Exchange-
Traded Self-Indexed Fund
Trust; Secretary and Vice
President, Harbourview
Asset Management
Corporation; Secretary
and Vice President,
Oppenheimer Funds, Inc.
and Invesco Managed
Accounts, LLC; Secretary
and Senior Vice President,
OFI Global Institutional,
Inc.; Secretary and Vice
President, OFI SteelPath,
Inc.; Secretary and Vice
President, Oppenheimer
Acquisition Corp.;
Secretary and Vice
President, Shareholder
Services, Inc.; Secretary
and Vice President, Trinity
Investment Management
Corporation, Senior Vice
President, Invesco
Distributors, Inc.;
Secretary and Vice
President, Jemstep, Inc.;
Head of Legal, Worldwide
Institutional, Invesco Ltd.;
Secretary and General
Counsel, INVESCO
Private Capital
Investments, Inc.; Senior
Vice President, Secretary
and General Counsel,
Invesco Management
Group, Inc. (formerly
known as Invesco AIM
Management Group, Inc.);
Assistant Secretary,
INVESCO Asset
Management (Bermuda)
Ltd.; Secretary and
General Counsel, Invesco

Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During At Least The Past 5 Years

Private Capital, Inc.;
Assistant Secretary and
General Counsel,
INVESCO Realty, Inc.;
Secretary and General
Counsel, Invesco Senior
Secured Management,
Inc.; Secretary, Sovereign
G./P. Holdings Inc.;
Secretary, Invesco
Indexing LLC; and
Secretary, W.L. Ross &
Co., LLC

Douglas Sharp[1]– 1974	Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman, Invesco UK Limited; and Director, Chairman and Chief Executive, Invesco Fund Managers Limited	146	None
1.
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because they are officers of the Adviser, and officers of Invesco Ltd., the ultimate parent of the Adviser.
Independent Trustees
Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During At Least The Past 5 Years

Beth Ann Brown – 1968	Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; and Vice President, Key Account Manager, Liberty Funds Distributor, Inc.	146
Director, Board of
Directors of Caron
Engineering Inc.
Formerly: Advisor,
Board of Advisors of
Caron Engineering
Inc.; President and
Director, Acton
Shapleigh Youth
Conservation Corps
(non-profit); President
and Director of
Grahamtastic
Connection (non-
profit).; and Trustee of
certain Oppenheimer
Funds

Carol Deckbar – 1962	Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA	146	Formerly: Board Member, TIAA Asset Management, Inc.; and

Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During At Least The Past 5 Years
			Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA		Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler —1962	Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	146
Resideo Technologies
(smart home
technology); Vulcan
Materials Company
(construction materials
company); Investment
Company Institute
(professional
organization) and
Independent Directors
Council (professional
organization)
Formerly: Textainer
Global Holdings
(holding company) ;
and TriLinc Global
Impact Fund LLC

Eli Jones – 1961	Trustee	2016	Professor and Dean Emeritus, Mays Business School at Texas A&M University Formerly: Board Member of the regional board, First Financial Bank Texas; Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	146	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959	Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual	146	Formerly: Member of the Cartica Funds Board of Directors (private investment

Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During At Least The Past 5 Years

Fund Leader of Deloitte &
Touche LLP; General
Counsel of the Investment
Company Institute (trade
association); National
Director of the Investment
Management Regulatory
Consulting Practice,
Principal, Director and
Senior Manager of
Deloitte & Touche LLP;
Assistant Director of the
Division of Investment
Management - Office of
Disclosure and Investment
Adviser Regulation of the
U.S. Securities and
Exchange Commission
and various positions with
the Division of Investment
Management – Office of
Regulatory Policy of the
U.S. Securities and
Exchange Commission;
and Associate at Ropes &
Gray LLP

funds); Trustee of the
University of Florida
National Board
Foundation; Member of
the University of
Florida Law Center
Association, Inc. Board
of Trustees, Audit
Committee and
Membership
Committee; and
Trustee of certain
Oppenheimer Funds

Anthony J. LaCava, Jr.– 1956	Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	146	Member and Chairman of the Bentley University Business School Advisory Council; Formerly: Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959	Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	146	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Edward Perkin – 1972	Trustee	2025	Formerly: Chief Investment Officer, Equity, Eaton Vance	146	None
Daniel S. Vandivort –1954	Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and	146	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.

Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During At Least The Past 5 Years

Chief Investment Officer,
previously Head of Fixed
Income, Weiss Peck and
Greer/Robeco Investment
Management; Trustee and
Chair, Weiss Peck and
Greer Funds Board; and
various capacities at CS
First Boston including
Head of Fixed Income at
First Boston Asset
Management

Officers
Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During At Least The Past 5 Years
Glenn Brightman – 1972	President and Principal Executive Officer	2023
Chief Operating Officer, Investments & Americas, Invesco Ltd.;
Senior Vice President, Invesco Advisers, Inc.; President and
Principal Executive Officer, The Invesco Funds; Manager, Invesco
Investment Advisers LLC; Director and Chairman, President and
Chief Executive Officer, Invesco Canada Ltd.; Director, Invesco
Investment Services, Inc.; Director and President, Invesco Global
Direct Real Estate GP Ltd., Invesco, Inc., Invesco IP Holdings
(Canada) Ltd., Invesco Global Direct Real Estate Feeder GP Ltd.
and Invesco Financial Services Ltd.
Formerly: Director, Chief Executive Officer and President, Invesco
Corporate Class Inc.; Global Head of Finance, Invesco Ltd;
Executive Vice President and Chief Financial Officer, Nuveen

Melanie Ringold – 1975	Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice
President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as
Invesco AIM Distributors, Inc.); Secretary, Invesco Investment
Services, Inc. (formerly known as Invesco AIM Investment
Services, Inc.); Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary, Invesco Investment
Advisers LLC and Invesco Capital Markets, Inc.; Chief Legal
Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-
Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Commodity Fund Trust,
Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco
QQQ Trust Series 1; Secretary and Senior Vice President,
Harbourview Asset Management Corporation; Secretary and
Senior Vice President, OppenheimerFunds, Inc. and Invesco
Managed Accounts, LLC; Secretary and Senior Vice President,
Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds
Remediation LLC; and Secretary and Senior Vice President,
Trinity Investment Management Corporation; Manager, Invesco
Specialized Products, LLC and Invesco Capital Management LLC;
Manager, Tremont Group Holdings, LLC; Director, Tremont
(Bermuda) Limited and Assistant Secretary W.L. Ross & Co.,
LLC; Assistant Secretary, Invesco Private Capital, Inc. and
Assistant General Counsel and Assistant Secretary, Invesco
Senior Secured Management, Inc.

Name, Year of Birth	Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During At Least The Past 5 Years

Formerly: Secretary and Senior Vice President, OFI SteelPath,
Inc.; Assistant Secretary, Invesco Distributors, Inc., Invesco
Advisers, Inc., Invesco Investment Services, Inc., Invesco Capital
Markets, Inc., Invesco Capital Management LLC, and Invesco
Investment Advisers LLC; and Assistant Secretary and Assistant
Vice President, Invesco Funds

Adrien Deberghes – 1967	Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration;
Vice President, Invesco Advisers, Inc.; Principal Financial Officer,
Treasurer and Senior Vice President, The Invesco Funds; and
Vice President, Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-Traded Commodity
Fund Trust; Invesco Exchange-Traded Self-Indexed Fund Trust
and Invesco QQQ Trust, Series 1

Formerly: Director, Invesco Trust Company; Vice President, The
Invesco Funds; Senior Vice President and Treasurer, Fidelity
Investments

Crissie M. Wisdom – 1969	Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco
U.S. entities including: Invesco Advisers, Inc. and its affiliates,
Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco
Investment Services, Inc., The Invesco Funds, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded Fund Trust II,
Invesco India Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust, Invesco
Exchange-Traded Self-Indexed Fund Trust, Invesco QQQ Trust,
Series 1, Invesco Capital Management, LLC, Invesco Trust
Company; Fraud Prevention Manager for Invesco Investment
Services, Inc. and Chief Anti Money-Money Laundering Officer,
Invesco Canada Ltd.

Todd F. Kuehl – 1969	Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior
Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg
Mason (Mutual Funds); Chief Compliance Officer, Legg Mason
Private Portfolio Group (registered investment adviser)

James Bordewick, Jr. – 1959	Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief
Operating Officer and Head of Legal and Regulatory, Netcapital
(private capital investment platform); Managing Director, General
Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America
Corporation; Chief Legal Officer, Columbia Funds and BofA
Funds; Senior Vice President and Associate General Counsel,
MFS Investment Management; Chief Legal Officer, MFS Funds;
Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.

Trustee Ownership of Fund Shares as of December 31, 2025

Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Invesco Funds[2]
Interested Trustees
Jeffrey H. Kupor	None	Over $100,000
Douglas Sharp	None	None
Independent Trustees
Beth Ann Brown	None	Over $100,000
Carol Deckbar	None	None
Cynthia Hostetler	None	Over $100,000
Eli Jones	None	Over $100,000
Elizabeth Krentzman	None	Over $100,000
Anthony J. LaCava, Jr.	None	Over $100,000
James “Jim” Liddy	None	Over $100,000
Edward Perkin	None	Over $100,000
Daniel S. Vandivort	None	Over $100,000

2.
Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

APPENDIX D - TRUSTEE COMPENSATION TABLE
Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2025, unless otherwise noted.

Trustee	Aggregate Compensation From the Trust(1)	Retirement Benefits Accrued by All Invesco Funds	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From All Invesco Funds Paid to the Trustees(3)
Independent Trustees(4)
Beth Ann Brown	98,631	-	-	670,000
Carol W. Deckbar	69,896	-	-	456,000
Cynthia Hostetler	69,219	-	-	490,000
Eli Jones	69,570	-	-	460,000
Elizabeth Krentzman	70,326	-	-	485,000
Anthony J. LaCava, Jr.	66,483	-	-	475,000
James Liddy	73,707	-	-	475,000
Edward Perkin	72,299	-	-	465,000
Daniel S. Vandivort	72,657	-	-	487,500

Officer
Todd Kuehl	72,134	-	-	N/A

(1)
Amounts shown are based on the fiscal year ended August 31, 2026. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2026, including earnings, was $167,468, including earnings, representing deferrals from Messrs. LaCava, Liddy, Motely and Perkin and Dr. Mathai-Davis.
(2)
These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.
(3)
These amounts represent the compensation paid from all Invesco Funds to the individuals who serve as trustees. All trustees currently serve as trustee of 32 registered investment companies advised by Invesco.
(4)
On December 31, 2025, Dr. Prema Mathai-Davis and Mr. Joel W. Motley retired. During the fiscal year ended August 31, 2026, compensation from the Trust for Dr. Mathai-Davis and Mr. Motley was $16,858 and $16,858, respectively. On July 1, 2026, Ms. Teresa M. Ressel retired. During the fiscal year ended August 31, 2026, compensation from the Trust for Ms. Ressel was $49,287.
D-1

APPENDIX E - PROXY POLICY AND PROCEDURES
The Adviser and each sub-adviser rely on this policy. In addition, Invesco Asset Management (Japan) Limited has also adopted operating guidelines and procedures for proxy voting particular to its regional investment center. Such guidelines and procedures are attached hereto.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective March 2026

Table of Contents

I.	Introduction	E -4
	A. Our Approach to Proxy Voting	E -4
	B. Scope of Policy	E -4

II.	Global Proxy Voting Operational Procedures	E -4
	A. Oversight and Governance	E -4
	B. The Proxy Voting Process	E -5
	C. Proxy Voting Administration	E -5
	D. Retention and Oversight of Proxy Service Providers	E -6
	E. Disclosures and Recordkeeping	E -7
	F. Market and Operational Limitations	E -8
	G. Securities Lending	E -8
	H. Conflicts of Interest	E -9
	I. Voting of Affiliated Holdings and Funds of Funds	E -10
	J. Review of Policy	E -10

III.	Our Good Governance Principles	E -10
	A. Transparency	E -11
	B. Accountability	E -12
	C. Board Composition and Effectiveness	E -14
	D. Capitalization	E -16
	E. Environmental and Social Issues	E -17
	F. Executive Compensation and Performance Alignment	E -18

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients. The policy generally applies where Invesco invests and manages investments on behalf of its clients and has been delegated proxy voting authority.
A.
Our Approach to Proxy Voting
Proxy voting is an integral aspect of the investment management services Invesco provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive long-term shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Scope of Policy
Invesco’s investment teams vote proxies on behalf of Invesco funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A. Additionally, eligible exchange-traded funds may participate in Invesco’s Proxy Voting Choice Program Pilot. Eligible funds are listed in Exhibit B.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Global Corporate Governance & Advisory team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
The Global Corporate Governance & Advisory team and the Global Invesco Proxy Advisory Committee (“Global IPAC”) provides oversight of the proxy voting process. For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, Investment Stewardship and Government Affairs departments may also participate in Global IPAC meetings. The Global Head of Corporate Governance & Advisory chairs the committee. The Global IPAC provides a forum for investment teams to:
●
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
●
assist Invesco in meeting regulatory obligations;
●
review votes not aligned with our good governance principles; and
●
consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Global Corporate Governance & Advisory team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
When making voting decisions, Invesco’s investment teams may take a wide array of factors into consideration and may utilize information from various sources, including, but not limited to, company filings, company site visits, management engagements, industry trade groups, third-party research, internal proprietary research and Invesco’s internal Good Governance Principles set out in Section III of this policy.
Our Global Voting Policy and Good Governance Principles apply to all relevant asset classes, however, there may be different approaches to voting for certain asset classes. For example, voting decisions with respect to investments in fixed income securities and privately held securities will generally be made by the relevant investment teams based on their evaluation of the specific transactions or matters under consideration. In the event this Policy or Invesco’s Good Governance Principles do not provide a vote recommendation, and an investment team does not make a voting decision, Invesco will vote the proxy item consistent with the recommendation of the issuer.
Invesco’s investment teams are supported by a centralized investment stewardship function, including the Global Corporate Governance & Advisory team which evaluates proxy proposals. For certain investment teams of actively-managed products, the Global Corporate Governance & Advisory team evaluates proxy ballot items, analyzes proxy proposals to facilitate decision-making by the investment teams, and casts votes in accordance with the investment team’s instructions. For certain passively-managed investment strategies that seek to track an index, the Global Corporate Governance & Advisory team may evaluate and execute votes on proposals that meet pre-defined criteria, including materiality thresholds. This team may utilize information from various sources, including but not limited to company filings, management engagements, industry trade groups, third-party research, internal proprietary research and the Good Governance Principles in Section III of this Policy. Investment teams retain discretion to vote proxies independently of, or consistent with, this Policy, the Good Governance Principles and any recommendations from the Global Corporate Governance & Advisory team. There may also be instances where different investment teams reach different positions on voting issues for the same proxy.
C.
Proxy Voting Administration
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Global Corporate Governance & Advisory team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Global Corporate Governance & Advisory team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems are designed to facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. To efficiently execute proxy voting for clients’ holdings, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
D.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services. To the extent Proxy Service Providers consider non-financial factors in their proxy research and recommendations, Invesco may take that into account when evaluating their proxy research and recommendations.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to investment teams to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Global Corporate Governance & Advisory team periodically monitors for these research alerts issued by Proxy Service Providers with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco reviews the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm that their related controls were in place and to provide reasonable assurance that the related controls operated effectively.
E.
Disclosures and Recordkeeping
This Policy is maintained by the Global Corporate Governance and Advisory team and accessible on the Invesco website. Records of votes cast by Invesco on behalf of clients are retained electronically for at least seven (7) years unless otherwise required by local or regional requirements by Invesco’s Technology Department and by our Proxy Service Provider. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
●
In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30 for each U.S. registered fund. In addition, Invesco, as an institutional investment manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31 of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
●
To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
●
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
●
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
●
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
●
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
●
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
●
In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.

●
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
F.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
●
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
●
Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
●
Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
●
Invesco held shares on the record date but sold them prior to the meeting date.
●
Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
●
Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
G.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where Invesco fund shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to recall all securities on loan systematically in a timely manner on a best efforts basis for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
H.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Global Corporate Governance & Advisory team. These criteria are monitored and updated periodically by the Global Corporate Governance & Advisory team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote of the Sub-committee.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issue.
I.
Voting of Affiliated Holdings and Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:

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When required by law or regulation, securities issued by an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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When required by law or regulation, securities issued by an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Securities issued by non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote in line with the firm level conflicts of interest process described above.
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Where client accounts are invested directly in securities issued by Invesco affiliates and Invesco has proxy voting authority, securities will be voted in the same proportion as the votes of external shareholders of the underlying securities. If proportional voting is not possible, the securities will be voted in line with a Proxy Service Provider’s recommendation.
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Where Invesco invests in its own products (either as seed capital or otherwise), securities will be voted in line with recommendations of the issuer’s management or board.
J.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure that this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global Corporate Governance & Advisory team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions: Invesco will generally consider the following factors when evaluating related party transactions, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;

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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for anti-takeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights:
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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;

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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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We may support management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting), if companies fulfill their responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. In particular, Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and

iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is not disclosed or below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.

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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
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We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
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Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will generally evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for anti-takeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
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We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
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whether we consider the adoption of such proposal would promote long-term shareholder value;
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the materiality of the issue(s) being raised;
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whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
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the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal.
Additionally, Invesco may consider the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal; the intentions of the proponent(s) and how they impact the company’s long-term economic success; if the proposal requests greater transparency or disclosure to make an informed assessment; and whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.
F.
Executive Compensation and Performance Alignment
Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally support proposals requiring submission of severance agreements for certain senior executives for shareholder ratification.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

Exhibit B
The Invesco Proxy Voting Choice Program (the “Proxy Voting Choice”) is available to certain eligible clients and shareholders and provides the ability to choose from a menu of distinct voting policy options that support different voting objectives. As implemented through Invesco’s internal Proxy Voting Choice procedures, clients or shareholders that participate in Proxy Voting Choice have the option of selecting a voting policy option which directs how their proportionate shares of the eligible product are voted at corporate shareholder meetings. Invesco Proxy Voting Choice aims to facilitate greater alignment of proxy voting with eligible client/shareholder interests with respect to the products specified below.
The Proxy Voting Choice pilot program is available to shareholders of the following products:
●
Invesco S&P 100 Equal Weight ETF

Proxy Voting Guidelines
for
Invesco Asset Management (Japan) Limited

Invesco Japan Proxy Voting Guideline
Effective date: 1 April 2026
Invesco Japan (hereinafter “we” or “our) votes proxies to maximize the interests of our clients (investors) and beneficiaries in the long term, acknowledging the importance of corporate governance based on fiduciary duties to our clients (investors) and beneficiaries. We do not vote proxies for the interests of ourselves and any third party other than clients (investors) and beneficiaries. The interests of clients (investors) and beneficiaries are to expand the corporate value or the shareholders’ economic interests or prevent damage thereto. Proxy voting is an integral part of our stewardship activities, and we make voting decisions considering whether the proposal would contribute to corporate value expansion and sustainable growth.
To vote proxies adequately, we have established the Responsible Investment Committee and developed the Proxy Voting Guideline to govern the decision-making process of proxy voting. While we may seek advice from an external service provider based on our own guidelines, our investment professionals make voting decisions in principle, based on the proxy voting guideline, taking into account whether they contribute to increasing the subject company’s shareholder value.
Responsible proxy voting and constructive dialogue with investee companies are important components of stewardship activities. While the Proxy Voting Guideline are principles for our voting decisions, depending on the proposals, we may make an exception if we conclude that such a decision is in the best interests of clients (investors) and beneficiaries after having constructive dialogue with the investee companies. In such a case, approval of the Responsible Investment Committee shall be obtained.
The Responsible Investment Committee consists of members including Chief Investment Officer, as the chair, Head of Compliance, Head of ESG, investment professionals nominated by the chair and the other members, including persons in charge at the Client Reporting department.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from them.
Proxy Voting Guidelines
1.
Appropriations of Retained Earnings and Dividends
We decide how to vote on proposals seeking approval for appropriations of retained earnings and dividends, taking into account the subject company’s financial conditions and business performance, shareholders’ economic interests and so on.
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Taking into account the company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the proposals unless reasonable explanations are given by the company.
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With respect to the company where the Board of Directors determines appropriations of retained earnings, taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the appointment of board directors unless reasonable explanations are given by the company.
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Taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting for shareholder proposals increasing shareholder returns.

2.
Appointment of Board Directors
We decide how to vote on proposals concerning the appointment of board directors, taking into account their independence, competence, anti-social activity records (if any), and so on. We take into account their corporate governance practices, accountability during their tenures, the company’s business performance and anti-social records (if any), and so on in addition to the above factors.
Board directors should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
Independent outside directors are expected to play a significant role, such as safeguarding minority shareholders’ interests through action based on their insights to increase the company’s corporate value. It is desirable to enhance the board’s governance function with independent outside directors accounting for the board majority. However, given the challenge to secure competent candidates, we also recognize that it is difficult for all the companies, irrespective of their size, to deploy the independent outside directors’ majority on the Board.
Sufficient disclosure is a prerequisite for reflecting the assessment of independence and suitability of director candidates and board composition in voting decisions. Currently, there are cases where sufficient information cannot be obtained due to insufficient disclosure on a board chair, each committee’s function and committee chairs in Notice of Annual General Meeting (AGM), an annual securities report and a corporate governance report, as well as untimeliness of these issuances. We generally make decisions based on Notice of AGM, a corporate governance report and an annual securities report disclosed by the time of voting. However, this shall not apply if we obtain such information from direct engagement with the company or find relevant disclosure elsewhere.
For newly appointed director candidates, prior positions and career history shall be considered.
1)
Independence
We generally vote for the appointment of outside directors. However, we generally vote against if a candidate is not regarded as independent of the subject company. It is desirable that the company discloses information, such as numerical data, which supports our decision on board independence.
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We view the following outside director candidates are not independent enough.
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Candidates who have been working for the following companies for the last ten years or are those people’s relatives.
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The subject company
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Its subsidiary
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Its parent company
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Candidates who have been working for the following companies for the last five years or are those people’s relatives.
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Shareholders who own more than 10% of the subject company
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Principal loan lenders
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Principal securities brokers
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Major business partners
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Auditors
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Audit companies, consulting companies or any related service providers which have any consulting contracts with the subject company

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Any other counterparts which have any interests in the subject company
In cases other than above, we separately scrutinize the independence of candidates who are regarded as not independent enough.
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We take extra care when we assess the independence of candidates from a company which is regarded as a policy shareholder under cross shareholding, mutually sends outside directors to each other, and so on, as such cases potentially raise doubts about their independence. The company should give reasonable explanations. It is also desirable that the company contrives the timing and method of disclosure to allow investors to understand those relationships enough.
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We judge board independence according to the stock exchange’s independence criteria with emphasizing independence ensured practically. We consider each company’s business environment and make the best effort to engage with the subject company to determine the independence of the candidates.
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We regard an outside director with a significantly long tenure as non-independent and consider voting against the appointment of such an outside director. We generally consider voting against the appointment of outside directors whose tenures are longer than ten years.
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If the subject company is a company with Audit Committee, we judge the independence of outside director candidates who become audit committee board members using the same independence criteria for the appointment of statutory auditors in principle.
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We generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors of the subject company account for less than 1/3 of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
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We believe that, in order for the Board of Directors to adequately fulfill its supervisory functions, a sufficient level of independence must be ensured. We may, in the future, establish higher standards with respect to board independence.
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In case the subject company has a parent company or controlling shareholders, we generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors account for less than half of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
2)
Attendance rate and concurrent duties
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All members are expected to attend board and respective committee meetings in principle. A Company is generally obligated to facilitate all members to attend these meetings. We generally vote against the appointment of board directors who attended less than 75% of board or respective committee meetings.
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We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
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We take extra care when we assess the capability of board directors who have many concurrent duties as a director or statutory auditor of listed companies, as such cases potentially arise doubts about their capacity given the importance of directors’ role and responsibilities. Accordingly, we consider voting against the appointment of board directors who perform five or more duties as a director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of directors who perform three or more duties.

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If a company nominates a board director with many concurrent duties, it should provide reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.
3)
Company’s business performance
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We consider voting against the appointment of board directors if the subject company made a loss for the three consecutive years during their tenures.
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We consider voting against the appointment of board directors if we judge that the subject company’s business performance significantly lags the peers in the same industry during their tenures.
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We consider voting against top executives candidates if, concerning capital efficiency, including return on capital, effective business strategies achieving corporate value expansion and sustainable growth are not demonstrated, and appropriate disclosures and sufficient constructive dialogues are not conducted.
4)
Company’s anti-social activities
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If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant effect on society during a board tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of top executives, board directors in charge of those cases and audit committee board members at a company with Audit Committee or three Committees, considering the impact on shareholder value.
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With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the appointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees. However, in case final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the appointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
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With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the appointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the appointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of both the subsidiary or affiliate and the holding or parent company. However, we may vote on a case-by-case basis, depending on the importance of the disposition to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
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With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the appointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees.
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We consider voting against the appointment of board directors if the subject company engages in window dressing or inadequate accounting practices during their tenures.
5)
Activities against shareholder interest
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If a company raises capital through an excessively dilutive third-party allotment without a shareholders’ meeting’s approval, we consider voting against the appointment of board directors, particularly top executives.
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If a company raises capital through a large-scale public offering without reasonable explanations, we consider voting against the appointment of board directors.

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If a company does not execute a shareholder proposal regarded as favorable for minority shareholders receiving the majority support from shareholders or does not make a similar company proposal at an AGM in the following year, we consider voting against the appointment of board directors.
6)
Others
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If a company insufficiently discloses board director candidates’ information, we generally vote against such candidates.
3.
Composition of Board of Directors
While each company’s board structure would differ depending on its size and so on, we believe that a company with three Committees (Nomination, Audit and Remuneration) is desirable to achieve better governance as a listed company. For a company with Board of Statutory Auditors (Kansayaku) or Audit Committee, it is also desirable to voluntarily deploy a Nomination Committee, a Remuneration Committee and other necessary committees. Besides, it is desirable that Board Chair is an independent outside director. We believe that a highly transparent board composition ensures management accountability and contributes to sustained enterprise value expansion. Finally, the disclosure of the third-party assessment on the Board of Directors is desirable.
To strengthen the Board of Directors’ supervisiory function and increase its transparency and effectiveness, we believe it is important to ensure gender, nationality, career, and age diversity in principle. It is desirable that each company adopts a skills matrix that defines the diversity and expertise required to fulfill the Board’s responsibilities reflecting its situation and selects director candidates accordingly.
We are concerned about retired directors assuming consulting, advisory or other similar positions which could negatively impact transparency and decision making of the Board. If such positions exist, and retired directors assume them, it is desirable that the company discloses their existence, their expected roles and contributions and compensations for such posts.
1)
Number of board members and change in board composition
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We decide how to vote on proposals concerning the number of board members and change in board composition, taking into account the impacts on the subject company and shareholders’ economic interests compared to the current situations.
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The number of board members should be optimized to make the right management decision at the right time. We may consider each company’s business situation and scale. However, we generally consider voting against the appointment of top executives and a nominating committee chair at a company three Committees if the number of board members is expected to exceed 20 without decreasing from the previous AGM, and reasonable explanations are not given.
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We generally vote against the appointment of top executives and a nomination committee chair at a company three Committees if a decrease in outside directors or an increase in internal directors significantly reduces the percentage of outside directors, which potentially causes governance problems.
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If there are fewer than two females on the Board, we consider voting against the appointment of top executives and a nomination committee chair at a company three Committees. However, this shall not apply if 20% or more of board members are females, or we confirm sufficient planning or special circumstances on increasing the number of female directors in engagements.
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We believe that board diversity is important and may set a higher target for a female board member ratio in the future. Similarly, we may set a racial and nationality diversity target, especially for companies with global business operations.

2)
Procedures of board director appointment, scope of their responsibilities and so on
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We decide how to vote on proposals concerning change in board director appointment procedures, taking into account the rationales, and so on, compared to the current procedures.
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We generally vote against proposals reducing board directors’ responsibilities for financial damages on fiduciary duty breach.
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Board directors’ responsibilities include effective supervision of top executives succession planning. The Nomination Committee at a company with three Committees or the arbitrary Nomination Committee created at a company with the other governance structures should provide effective supervision of successor development and appointment with transparency. It is desirable that an independent outside director serves as Nomination Committee Chair. If we judge that the succession procedure significantly lacks transparency and rationality, we consider voting against the appointment of top executives and the Nomination Committee Chair at a company with three Committees.
4.
Appointment of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the appointment of statutory auditors, taking into account their independence, competence and anti-social activities records (if any), and so on. We take into account their corporate governance practices and accountability during their tenures, the company’s anti-social activity records, and so on in addition to the above factors.
Statutory auditors and audit committee board directors at a company with Audit committee or three Committees should have deep knowledge specialized in accounting, laws and regulations and should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
For newly appointed statutory auditor candidates, prior positions and career history shall be considered.
1)
Independence
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We generally vote against the appointment of outside statutory auditors without independency.
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In general, a person who has no relationship with the subject company other than a statutory auditor appointment is regarded as independent.
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We regard that an outside statutory auditor with a significantly long tenure is not independent and generally vote against the appointment of such an outside statutory auditor. We generally consider voting against the candidate whose tenure is longer than ten years.
2)
Attendance rate and concurrent duties
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All statutory auditors are expected to attend board or board of statutory auditors meetings in principle. A companies is generally obligated to facilitate all statutory auditors to attend these meetings. We generally vote against the appointment of statutory auditors who attended less than 75% of board or board of statutory auditors meetings.
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We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
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We take extra care when we assess the capability of statutory auditors who have many concurrent duties as an director or statutory auditor of listed companies, as such cases potentially raise doubts about their capacity, given the importance of statutory auditors’ role and responsibilities. Accordingly, we consider voting against the appointment of statutory auditors who perform five or more duties as a board director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of statutory auditors who perform three or more duties.

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If a company nominates a statutory auditor with many concurrent duties, it should give reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.
3)
Accountability
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If there are material concerns about a published audit report or audit procedures, or insufficiencies of required disclosures, we vote against the appointment of statutory auditors.
4)
Company’s anti-social activities
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If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant impact on society during a statutory auditor’s tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the appointment of statutory auditors, considering the impact on shareholder value.
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With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the appointment of statutory auditors. However, in case the final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the appointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
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With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the appointment of statutory auditors of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the appointment of statutory auditors of both the subsidiary or affiliate and the holding or parent company. However, we may decide on a case-by-case basis, depending on the importance of the dispositions to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
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With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the appointment of statutory auditors.
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We consider voting against the appointment of statutory auditors if the subject company engages in window-dressing or inadequate accounting practices during their tenures.
5.
Composition of Board of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the number of members or change in composition of the board of statutory auditors, taking into account the impact on the subject company and shareholders’ economic interests compared to the current situations.
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We consider an increase in statutory auditors favorably. However, in case of a decrease, we consider voting against the appointment of top executives unless clear and reasonable explanations are given.
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We consider the same for audit committee board members for a company with Audit Committee.
6.
Appointment of Accounting Auditors
We decide how to vote on proposals concerning the appointment and replacement of accounting auditors, taking into account their competence, audit fee levels, and so on.
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We generally vote against the appointment of statutory auditors (Kansayaku) or audit committee board members at a company with Audit Committee or three Committees if we judge that a company reappoints an accounting auditor without replacing it despite the following accounting audit problems.

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It is determined that an accounting auditor provides an unfair opinion on the company’s financial conditions.
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In case there are concerns on financial statements, required disclosures are insufficient.
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In case an accounting auditor has a service contract other than accounting audit services with the subject company, it is regarded that such a contract creates a conflict of interest between them.
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Excessive audit fees are paid.
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It is regarded that an accounting auditor makes fraud or negligence.
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If it is regarded that an accounting auditor has issues in other company’s audits, in case a company appoints or reappoints the accounting auditor without replacing it, we take the impact on the company’s corporate value full consideration into voting decisions.
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We generally vote against proposals concerning accounting auditor replacement if it is regarded that a company changes an incumbent accounting auditor due to a dispute about accounting principles.
7.
Compensation for Board Directors, Statutory Auditors (Kansayaku) and Employees
1)
Board directors’ salaries and bonuses
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It is desirable to increase the proportion of stock incentive plans in board directors’ salaries and bonuses, on condition that a performance-based compensation structure is established, transparency, such as disclosures of a benchmark or formula laying the foundations for calculation, ensures accountability, and the impact on shareholders, such as dilution, are taken into considerations. The Remuneration Committee at a company with three Committees (Nomination, Audit and Remuneration) or the arbitrary Remuneration Committee preferably deployed at a company with the other governance structures should ensure the accountability of compensation schemes. It is desirable that an independent outside director serves as Remuneration Committee Chair.
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We consider voting against proposals seeking approval for salaries and bonuses in the following cases.
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Negative correlation between company’s financial performance and directors’ salaries and bonuses are observed.
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Inappropriate systems and practices are in place.
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The total amount of salaries and bonuses is not disclosed.
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Management failures, such as a significant share price decline or serious earnings deterioration, are apparent.
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The remuneration proposal includes people determined to be responsible for activities against shareholder interest.
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We generally vote for shareholder proposals requesting disclosure of individual directors’ salaries and bonuses.
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If a company implements any measures ensuring transparency other than disclosure, we take it into consideration.
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If there is no proposal seeking approval for directors’ salaries and bonuses, and the compensation structure lacks transparency, we consider voting against the appointment of top executives and the Remuneration Committee Chair at a company with three Committees.
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We generally vote against bonuses for statutory auditors at a company with Board of Statutory Auditors and audit committee board members at a company with Audit Committee.

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We separately consider voting to audit committee board members at a company with three Committees.
2)
Stock incentive plans
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We decide how to vote on proposals concerning stock incentive plans, including stock options and restricted stock units, taking into account the impact on shareholder value and rights, compensation levels, the scope, the rationales, and so on.
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We generally vote against proposals seeking to lower the strike price of stock options.
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We generally vote for proposals seeking to change the strike price on condition that shareholders’ approval is required every time.
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We generally vote against stock incentive plans if the terms and conditions for exercising options, including equity dilution, lack transparency. We generally consider voting against proposals potentially causing 10% or more equity dilution.
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It is desirable that stock incentive plans is a long-term incentive aligned with sustainable growth and corporate value expansion. As such, we generally vote against stock incentive plans allowing recipients to exercise all the rights within two years after vested for the subject fiscal year. However, this shall not apply to recipients who retire during the subject fiscal year. We assess the validity if a vesting period is regarded as too long.
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We generally vote against stock incentive plans granted to statutory auditors and audit committee board members at a company with Audit Committee.
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We separately consider stock incentive plans granted to audit committee board members, including both inside and outside directors, at a company with three Committees.
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We generally vote against stock incentive plans granted to any third parties other than employees.
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We generally vote against stock incentive plans in case a company is likely to adopt the plans as takeover defense.
3)
Employee stock purchase plan
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We decide how to vote on proposals concerning employee stock purchase plans, taking into account the impact on shareholder value and rights, the scope and the rationales, and so on.
4)
Retirement benefits for board directors
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We decide how to vote on proposals concerning grant of retirement benefits, taking into account the scope and scandals (if any) of recipients and business performance and scandals (if any) of the subject company, and so on.
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We generally vote for proposals granting retirement benefits if all the following criteria are satisfied.
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The granted amount is disclosed.
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Outside directors, statutory auditors and audit committee board members at a company with Audit Committees are excluded.
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Recipients do not cause any significant scandals during their tenures.
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The subject company does not make a loss for the three consecutive years, or its business performance is not determined to significantly lag behind the peers in the same industry.
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The company does not cause scandals that significantly impact society and damage, or are unlikely to damage, shareholder value during their tenures.
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The company does not engage in window-dressing or inadequate accounting practices during their tenures.

8.
Cross-shareholdings
If a company holds shares for the sake of business relations (cross-shareholdings), the company should explain the medium- to long-term business and financial strategies, including capital costs, and disclose proxy voting guidelines, voting results, and so on. If the company does not give reasonable explanations and engage in constructive dialogues, we consider voting against the appointment of top executives. It is important that the company does not hinder the sales/reduction of cross-shareholdings when a policy shareholder intends. In addition, a company should formulate a policy for institutional investor engagements, considering its shareholder composition, and conduct business with an awareness of capital costs and stock prices.
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If a company's cross-shareholdings account for 20% or more of its net assets, we generally consider voting against the appointment of top executives. However, this shall not apply if we confirm that the company makes a reduction, does sufficient planning or has industry-specific circumstances that should be taken into consideration in engagement.
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Even if a company's cross-shareholdings account for less than 20% of its net assets, a new purchase of cross‑shareholdings or any increase in the number of shares held through mechanisms such as business partner shareholding programs shall require sufficient reasonable explanations. In addition, the reduction of specified investment shares through reclassification to pure investment without reasonable explanations in an annual securities report is undesirable.
9.
Capital Policy
As a listed companies’ capital policy is likely to significantly impact shareholder value and interests, a company should implement a rational capital policy and explain capital policy guidelines to shareholders. We consider voting against proposals concerning capital policies that we judge damage shareholder value. If a company has a capital policy that is not part of proposals at an AGM but regarded to damage shareholder value, we consider voting against the appointment of board directors.
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It is undesirable that a company intends to maintain or increase so-called “friendly” stable shareholders and infringes minority shareholders’ rights by the third-party allotment, treasury stocks transfer or company management holdings’ transfer to foundations affiliated with the company.
1)
Change in authorized shares
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We decide how to vote on proposals seeking to increase authorized shares, taking into account the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
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We generally vote for proposals seeking to increase authorized shares if we judge that not increasing authorized shares is likely to lead to delisting or have a significant impact on a going concern.
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We generally vote against proposals seeking to increase authorized shares after an acquirer emerges.
2)
New share issue
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We decide how to vote on new share issues, taking into account the rationales, the terms and conditions of issues, the impact of dilution on shareholder value and rights and the impact on the sustainability of stock market listing or a going concern, and so on.
3)
Share repurchase and reissue
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We decide how to vote on proposals concerning share repurchase or reissue, taking into account the rationales, and so on.
4)
Stock split
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We generally vote for proposals seeking a stock split.

5)
Consolidation of shares (reverse stock split)
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We decide how to vote on proposals seeking consolidation of shares, taking into account the rationale, and so on.
6)
Preferred shares
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We generally vote against proposals seeking to issue blank-cheque preferred shares or increase authorized shares without specifying voting rights, dividends, conversion and other rights.
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We generally vote for proposals seeking to issue preferred shares or increase authorized shares if voting rights, dividends, conversion and other rights are specified, and those rights are regarded as reasonable.
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We generally vote for proposals requiring approvals for preferred shares issues from shareholders.
7)
Convertible bonds
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We decide how to vote on proposals seeking to issue convertible bonds, taking into account the number of new shares, the time to maturity, and so on.
8) Corporate bonds and credit facilities
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We decide how to vote on proposals concerning a corporate bond issue or a credit facility expansion, taking into account the subject company’s financial conditions, and so on.
9) Debt capitalization
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We decide how to vote on proposals seeking to change the number of authorized shares or issue shares for debt restructuring, taking into account the terms and conditions of the change or the issue, the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
10) Capital reduction
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We decide how to vote on proposals concerning capital reduction, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
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We generally vote for proposals seeking capital reduction following standard accounting procedures.
11) Financing plan
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We decide how to vote on proposals concerning a financing plan, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
12) Capitalization of reserves
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We decide how to vote on proposals seeking capitalization of reserves, taking into account the rationales, and so on.
10.Amendment to Articles of Incorporation and Other Legal Documents
1)
Change in an accounting period
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We generally vote for proposals seeking to change an accounting period unless it is regarded as an aim to delay an AGM.
2)
Amendment to articles of incorporation
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We decide how to vote on proposals to amend an article of incorporation, taking into account the impact on shareholder value and rights, the necessity, the rationales, and so on.

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We generally vote for proposals seeking to amend an article of incorporation if it is required by law.
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We generally vote against proposals seeking to amend an article of incorporation if we judge that it is likely to infringe shareholder rights or damage shareholder value.
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We generally vote for transition to a company with three Committees.
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We decide how to vote on proposals seeking to relax or eliminate special resolution requirements, taking into account the rationale.
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We are concerned about retired directors assuming advisory, consulting, or other similar positions which could negatively impact on transparency and decision making of the Board of Directors. We generally vote against proposals seeking to create such a position.
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We generally vote against proposals seeking to make the requirement for shareholders to replace board directors more stringent.
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We generally vote for proposals seeking to authorize a company to hold virtual-only meetings, taking into account the impact on shareholder value and rights.
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We will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
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meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting,
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safeguard and clear and comprehensive description as to how and when shareholders submit and ask questions either in advance of or during the meeting,
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions, and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote on proposals during the time the polls are open.
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We generally vote against proposals seeking to amend articles of incorporation to allow the Board of Directors solely to determine appropriations of retained earnings and dividends, unless we judge shareholders’ interests are sufficiently safeguarded.
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Cumulative voting
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We decide how to vote on proposals seeking to introduce cumulative voting for director appointments, taking into account the background, and so on.
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We decide how to vote on proposals seeking to terminate cumulative voting for director appointment, taking into account the background, and so on.
11.Takeover Defense
We believe that management and shareholder interest is not always aligned. As such, we generally vote against the creation, amendment and renewal of takeover defense measures that we judge decrease shareholder value or infringes shareholder rights. We generally vote against the appointment of directors if takeover defense measures are not part of proposals at an AGM but are regarded to decrease shareholder value or infringes shareholder rights.
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Relaxing requirements to amend articles of incorporation and company policies
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We decide how to vote on proposals seeking to relax requirements to amend articles of incorporation or company policies, taking into account the impact on shareholder value and rights, and so on.
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Relaxing of requirements for merger approval

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We decide how to vote on proposals seeking to relaxing requirements for merger approval, taking into account the impact on shareholder value and rights, and so on.
12.Environment, Social and Governance (ESG)
We support the United Nations Principles for Responsible Investment (UN PRI) and acknowledge that company’s ESG practices are an important factor in investment decision making. Thus, we consider voting against the appointment of top executives and directors in charge if we judge that there is an issue that could significantly damage corporate value. We consider voting for proposals related to ESG materiality, including climate change or diversity, if we judge that such proposals contribute to preventing from damaging or expanding corporate value. If not, we consider voting against such proposals.
13.Disclosure
Disclosure and constructive dialogues based thereon are important in proxy voting and investment decision making. Furthermore, proactive disclosure and effective engagement are desirable as demand for ESG disclosure, including climate change, has been increasing, and the disclosure frameworks have been rapidly progressing.
●
We generally vote against proposals that lack sufficient disclosure to make proxy voting decisions.
●
We generally vote for proposals seeking to enhance disclosures if such information is beneficial to shareholders.
●
If a company’s financial and non-financial disclosures is significantly poor, and if the level of investor relations activities by management or people in charge is significantly low, we consider voting against the appointment of top executives and directors in charge.
14.Conflict of Interest
We abstain from voting proxies of the following companies that are likely to have a conflict of interest. We also abstain from voting proxies with respect to the following investment trusts that are managed by us or Invesco group companies, as a conflict of interest may rise.
●
Companies and investment trusts that we abstain from voting proxies:
●
Invesco Ltd.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of the Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from the Investment and Sales departments.
Proxy voting and stewardship activities are reported to the Responsible Investment Committee. The Responsible Investment Committee approves them. Besides, the Compliance department reviews whether conflicts of interest are properly managed in proxy voting and then reports the results to the Conflict of Interest Oversight Committee. Furthermore, the results are reported to the Executive Committee in Tokyo and the Invesco Proxy Advisory Committee.
15.Shareholder Proposals
We vote on a case-by-case basis on shareholder proposals while we follow the Proxy Voting Guidelines in principle.

DISCLAIMER: The English version is a translation of the original in Japanese for information purposes only. In case of a discrepancy, the Japanese original will prevail. You can download the Japanese version from our website: http://www.invesco.co.jp/footer/proxy.html.

APPENDIX F - CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. Prior to the date of this SAI, the Fund had not yet commenced operations and, therefore, the Fund did not have any shareholders.
Management Ownership
Because the Fund is new, as of August 31, 2026, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of the Fund.
F-1

APPENDIX G - MANAGEMENT FEES
Because the Fund is new, no management fees have been paid.
G-1

APPENDIX H - ADMINISTRATIVE SERVICES FEES
Because the Fund is new, no administrative services fees have been paid.
H-1

APPENDIX I - RESEARCH SERVICES AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS
RESEARCH SERVICES
Because the Fund is new, no research services have been purchased.

REGULAR BROKER-DEALERS
Because the Fund is new, no securities have been purchased.
I-1

PART C. OTHER INFORMATION
Item 28. Exhibits.
Exhibit Number			Description
a			Fourth Amended and Restated Agreement and Declaration of Trust of Registrant, adopted effective September 16, 2026. (39)
b			Bylaws of Registrant, adopted effective September 16, 2026. (39)
c			Articles II, VI, VII, VIII and IX of the Third Amended and Restated Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Bylaws, define rights of holders of shares.
d	(1)	(a)	Amended and Restated Master Investment Advisory Agreement, dated July 1, 2020, between Registrant and Invesco Advisers, Inc. (12)
d	(1)	(b)	Amendment No. 1, dated April 24, 2023, to the Amended and Restated Master Investment Advisory Agreement, dated July 1, 2020, between Registrant and Invesco Advisers, Inc. (28)
d	(1)	(c)	Amendment No. 2, dated August 28, 2024, to the Amended and Restated Master Investment Advisory Agreement, dated July 1, 2020, between Registrant and Invesco Advisers, Inc. (30)
d	(1)	(c)	Amendment No. 3, dated September 16, 2026, to the Amended and Restated Master Investment Advisory Agreement, dated July 1, 2020, between Registrant and Invesco Advisers, Inc. (39)
d	(2)	(a)
Amended and Restated Master Intergroup Sub-Advisory Contract for Mutual Funds, dated July 1, 2020 between
Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco Canada Ltd., Invesco Asset Management
Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong
Limited, and Invesco Senior Secured Management, Inc.(12)

d	(2)	(b)
Amendment No. 1, dated April 24, 2023, to the Amended and Restated Master Intergroup Sub-Advisory Contract for
Mutual Funds, dated July 1, 2020 between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco
Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset
Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (21)

d	(2)	(c)
Amendment No. 2, dated August 28, 2024, to the Amended and Restated Master Intergroup Sub-Advisory Contract for
Mutual Funds, dated July 1, 2020 between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco
Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset
Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (39)

d	(2)	(d)
Amendment and Assumption Agreement between Invesco Advisers, Inc., on behalf of Registrant, and Invesco
Management S.A. (through its assumption of the duties and obligations of Invesco Asset Management Deutschland
GmbH under the Sub-Advisory Contract) dated September 11, 2025. (34)

d	(2)	(e)	Termination Agreement, effective June 1, 2026, between Invesco Advisers, Inc. and Invesco Canada Ltd. (38)
d	(2)	(f)
Amendment No. 3, dated September 16, 2026, to the Amended and Restated Master Intergroup Sub-Advisory Contract
for Mutual Funds, dated July 1, 2020 between Invesco Advisers, Inc., on behalf of the Registrant, and each of Invesco
Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset
Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (39)

d	(3)	(a)	Amended and Restated Sub-Advisory Contract - Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (6)
d	(3)	(b)	Amendment No. 1, dated August 5, 2020, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (7)
d	(3)	(c)	Amendment No. 2, dated September 4, 2020, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (7)
d	(3)	(d)	Amendment No. 3, dated October 9, 2020, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (7)
d	(3)	(e)	Amendment No. 4, dated December 22, 2020, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (8)

Exhibit Number			Description
d	(3)	(f)	Amendment No. 5, dated February 18, 2021, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (9)
d	(3)	(g)	Amendment No. 6, dated March 31, 2021, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (10)
d	(3)	(h)	Amendment No. 7, dated July 1, 2021, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (14)
d	(3)	(i)	Amendment No. 8, dated August 2, 2021, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (14)
d	(3)	(j)	Amendment No. 9, dated February 28, 2022, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (14)
d	(3)	(k)	Amendment No. 10, dated April 29, 2022, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (14)
d	(3)	(l)	Amendment No. 11, dated September 28, 2022, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (17)
d	(3)	(m)	Amendment No. 12, dated January 23, 2023, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (18)
d	(3)	(n)	Amendment No. 13, dated February 21, 2023, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (18)
d	(3)	(o)	Amendment No. 14, dated April 24, 2023, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (19)
d	(3)	(p)	Amendment No. 15, dated June 14, 2023, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (19)
d	(3)	(q)	Amendment No. 16, dated September 21, 2023, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (22)
d	(3)	(r)	Amendment No. 17, dated December 1, 2023, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (23)
d	(3)	(s)	Amendment No. 18, dated December 19, 2023, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (23)
d	(3)	(t)	Amendment No. 19, dated April 29, 2024, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (26)
d	(3)	(u)	Amendment No. 20, dated September 10, 2024, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (30)
d	(3)	(v)	Amendment No. 21, dated September 10, 2024, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (31)
d	(3)	(w)	Amendment No. 22, dated December 11, 2024, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (31)
d	(3)	(x)	Amendment No. 23, dated December 11, 2024, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (31)
d	(3)	(y)	Amendment No. 24, dated December 11, 2024, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (31)
d	(3)	(z)	Amendment No. 25, dated December 11, 2024, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (32)
d	(3)	(aa)	Amendment No. 26, dated June 16, 2025, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (33)

Exhibit Number			Description
d	(3)	(bb)	Amendment No. 27, dated December 9, 2025, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (36)
d	(3)	(cc)	Amendment No. 28, dated December 9, 2025, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (37)
d	(3)	(dd)	Amendment No. 29, dated December 9, 2025, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (37)
d	(3)	(ee)	Amendment No. 30, dated March 10, 2026, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (37)
d	(3)	(ff)	Amendment No. 31, dated July 30, 2026, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (39)
d	(3)	(gg)	Amendment No. 32, date September 16, 2026, to the Amended and Restated Sub-Advisory Contract – Invesco Advisers, Inc. and Invesco Capital Management LLC dated July 1, 2020. (39)
e	(1)	(a)	Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (6)
e	(1)	(b)	Amendment No. 1, dated August 5, 2020, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (7)
e	(1)	(c)	Amendment No. 2, dated September 4, 2020, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (7)
e	(1)	(d)	Amendment No. 3, dated October 9, 2020, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (7)
e	(1)	(e)	Amendment No. 4, dated December 22, 2020, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (11)
e	(1)	(f)	Amendment No. 5, dated February 18, 2021, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (9)
e	(1)	(g)	Amendment No. 6, dated March 31, 2021, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (10)
e	(1)	(h)	Amendment No. 7, dated July 15, 2021, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (14)
e	(1)	(i)	Amendment No. 8, dated August 2, 2021, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (14)
e	(1)	(j)	Amendment No. 9, dated February 28, 2022, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (14)
e	(1)	(k)	Amendment No. 10, dated April 29, 2022, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (14)
e	(1)	(l)	Amendment No. 11, dated September 28, 2022, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (17)
e	(1)	(m)	Amendment No. 12, dated January 23, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (18)
e	(1)	(n)	Amendment No. 13, dated February 10, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (18)
e	(1)	(o)	Amendment No. 14, dated February 21, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (18)
e	(1)	(p)	Amendment No. 15, dated April 24, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (19)

Exhibit Number			Description
e	(1)	(q)	Amendment No. 16, dated June 14, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (19)
e	(1)	(r)	Amendment No. 17, dated September 21, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (22)
e	(1)	(s)	Amendment No. 18, dated December 1, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (23)
e	(1)	(t)	Amendment No. 19, dated December 19, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (23)
e	(1)	(u)	Amendment No. 20, dated December 19, 2023, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (23)
e	(1)	(v)	Amendment No. 21, dated April 29, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (26)
e	(1)	(w)	Amendment No. 22, dated June 10, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (30)
e	(1)	(x)	Amendment No. 23, dated September 10, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (30)
e	(1)	(y)	Amendment No. 24, dated September 11, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (31)
e	(1)	(z)	Amendment No. 25, dated September 10, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (31)
e	(1)	(aa)	Amendment No. 26, dated December 11, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (31)
e	(1)	(bb)	Amendment No. 27, dated December 11, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (31)
e	(1)	(cc)	Amendment No. 28, dated December 11, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (31)
e	(1)	(dd)	Amendment No. 29, dated December 11, 2024, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (32)
e	(1)	(ee)	Amendment No. 30, dated June 16, 2025, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (33)
e	(1)	(ff)	Amendment No. 31, dated December 9, 2025, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (36)
e	(1)	(gg)	Amendment No. 32, dated December 9, 2025, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (37)
e	(1)	(hh)	Amendment No. 33, dated December 9, 2025, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (37)
e	(1)	(ii)	Amendment No. 34, dated March 10, 2026, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (37)
e	(1)	(jj)	Amendment No. 35, dated September 16, 2026, to the Amended and Restated Master Distribution Agreement, dated July 1, 2020, by and between the Registrant and Invesco Distributors, Inc. (39)
f	(1)		Form of Invesco Funds Retirement Plan for Eligible Directors/Trustees, as approved by the Board of Directors/Trustees on December 31, 2013. (3)
f	(2)	(a)	Form of Invesco Funds Trustee Deferred Compensation Agreement, as approved by the Board of Directors/Trustees on December 31, 2011. (2)

Exhibit Number			Description
f	(2)	(b)	Form of Amendment to Form of Invesco Funds Trustee Deferred Compensation Agreement. (4)
g	(1)	(a)	Custody Agreement, dated August 30, 2018, between Registrant and The Bank of New York Mellon. (5)
g	(1)	(b)	Amendment dated January 1, 2020, to the Custodian Agreement, dated August 30, 2018, between The Bank of New York and Registrant. (39)
g	(1)	(c)	Amendment No. 2, dated March 2, 2020, to the Custodian Agreement, dated August 30, 2018, between The Bank of New York and Registrant. (39)
g	(1)	(d)	Amendment dated July 1, 2024, to the Custodian Agreement, dated August 30, 2018, between The Bank of New York and Registrant. (39)
g	(1)	(e)	Amendment dated April 6, 2026, to the Custodian Agreement, dated August 30, 2018, between The Bank of New York and Registrant. (39)
g	(1)	(f)	Amendment No. 5, dated September 25, 2026, to the Custodian Agreement, dated August 30, 2018, between The Bank of New York and Registrant. (39)
h	(1)	(a)	Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2020, between Invesco Investment Services, Inc. and Registrant.(19)
h	(1)	(b)	Amendment No. 1, dated July 1, 2021, to the Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2020, between Invesco Investment Services, Inc. and Registrant.(13)
h	(1)	(c)	Amendment No. 2, dated September 16, 2026, to the Amended and Restated Transfer Agency and Service Agreement, dated July 1, 2020, between Invesco Investment Services, Inc. and Registrant. (39)
h	(2)	(a)	Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2020, between Invesco Advisers, Inc. and Registrant. (12)
h	(2)	(b)	Amendment No. 1, dated April 24, 2023, to the Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2020, between Invesco Advisers, Inc. and Registrant. (28)
h	(2)	(c)	Amendment No. 2, dated August 28, 2024, to the Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2020, between Invesco Advisers, Inc. and Registrant. (30)
h	(2)	(d)	Amendment No. 3, dated September 16, 2026, to the Third Amended and Restated Master Administrative Services Agreement, dated July 1, 2020, between Invesco Advisers, Inc. and Registrant. (39)
h	(3)		Memorandum of Agreement, regarding expense limitations, dated September 16, 2026, between Registrant and Invesco Advisers, Inc. (39)
h	(4)		Eighth Amended and Restated Memorandum of Agreement, dated July 1, 2014, regarding securities lending administrative fee waiver, between Registrant and Invesco Advisers, Inc. (3)
h	(5)		Fourth Amended and Restated Interfund Loan Agreement, dated April 30, 2010, between Registrant and Invesco Advisers, Inc.(2)
h	(6)		Form of Rule 12d1-4 Fund of Funds Investment Agreement.(16)
i			Legal Opinion – None
j			Other Opinion – None
k			Omitted Financial Statements – Not Applicable.
l			Initial Capital Agreements – None
m	(1)	(a)
Fifth Amended and Restated Distribution and Service Plan (Class A, A2, C, Investor Class, P, R, S, Series II Shares,
Cash Reserve Shares and Classes of Short-Term Investments Trust) (Compensation), effective July 1, 2022. (15)

m	(1)	(b)	Amendment No. 1, dated September 28, 2022, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (17)

Exhibit Number			Description
m	(1)	(c)	Amendment No. 2, dated January 23, 2023, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (18)
m	(1)	(d)	Amendment No. 3, dated February 10, 2023, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (18)
m	(1)	(e)	Amendment No. 4, dated April 24, 2023, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (20)
m	(1)	(f)	Amendment No. 5, dated March 16, 2023, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (20)
m	(1)	(g)	Amendment No. 6 dated September 21, 2023, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (24)
m	(1)	(h)	Amendment No. 7 dated December 19, 2023, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (25)
m	(1)	(i)	Amendment No. 8 dated April 29, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (29)
m	(1)	(j)	Amendment No. 9 dated August 28, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (29)
m	(1)	(k)	Amendment No. 10 dated September 11, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (30)
m	(1)	(l)	Amendment No. 11 dated September 10, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation), effective July 1, 2022. (30)
m	(1)	(m)	Amendment No. 12, dated September 10, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation) effective July 1, 2022. (31)
m	(1)	(n)	Amendment No. 13, dated December 11, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation) effective July 1, 2022. (31)
m	(1)	(o)	Amendment No. 14, dated December 11, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation) effective July 1, 2022. (31)
m	(1)	(p)	Amendment No. 15, dated December 11, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation) effective July 1, 2022. (31)
m	(1)	(q)	Amendment No. 16, dated December 11, 2024, to the Fifth Amended and Restated Distribution and Service Plan (Compensation) effective July 1, 2022. (32)
m	(1)	(r)	Amendment No. 17, dated June 16, 2025, to the Fifth Amended and Restated Distribution and Service Plan (Compensation) effective July 1, 2022. (33)
m	(1)	(s)	Amendment No. 18, dated December 9, 2025, to the Fifth Amended and Restated Distribution and Service Plan (Compensation) effective July 1, 2022. (35)
n			Amended and Restated Multiple Class Plan of The Invesco Funds®, effective March 26, 2024. (27)
o			Reserved.
p	(1)
Code of Ethics and Personal Trading Policy for North America, dated January 2026, relating to Invesco Advisers, Inc.,
Invesco Canada Ltd., Invesco Senior Secured Management and Invesco Capital Management, LLC. (35)

p	(2)		Code of Ethics and Personal trading Policy for EMEA dated January 2026, relating to Invesco Asset Management Limited and Invesco Management S.A. (35)
p	(3)		Code of Ethics and Personal trading Policy for APAC dated January 2026, relating to Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited. (35)
q	(1)		Powers of Attorney for Brown, Deckbar, Hostetler, Jones, Krentzman, Kupor, LaCava, Liddy, Perkin, Sharp and Vandivort dated July 30, 2026. (38)

(1)
Incorporated herein by reference to PEA No. 27, filed electronically on November 14, 1994.
(2)
Incorporated herein by reference to PEA No. 62, filed electronically on December 14, 2011.
(3)
Incorporated herein by reference to PEA No. 68, filed electronically on December 17, 2014.
(4)
Incorporated herein by reference to PEA No. 71, filed electronically on December 16, 2015.
(5)
Incorporated herein by reference to PEA No. 80, filed electronically on December 19, 2018.
(6)
Incorporated by reference to PEA No. 137 to AIM Counselor Series Trust (Invesco Counselor Series Trust) registration statement on Form N-1A, filed on August 21, 2020.
(7)
Incorporated by reference to PEA No. 139 to AIM Counselor Series Trust (Invesco Counselor Series Trust) registration statement on Form N-1A, filed on October 13, 2020.
(8)
Incorporated by reference to PEA No. 141 to AIM Equity Funds (Invesco Equity Funds) registration statement on Form N-1A, filed on February 25, 2021.
(9)
Incorporated by reference to PEA No. 192 to AIM Investment Funds (Invesco Investment Funds) registration statement on Form N-1A, filed on March 30, 2021.
(10)
Incorporated by reference to PEA No. 163 to AIM Growth Series (Invesco Growth Series) registration statement on Form N-1A, filed on April 29, 2021.
(11)
Incorporated by reference to PEA No. 191 to AIM Investment Funds (Invesco Investment Funds) registration statement on Form N-1A, filed on February 19, 2021.
(12)
Incorporated herein by reference to PEA No. 90, filed electronically on December 18, 2020.
(13)
Incorporated herein by reference to PEA No. 91, filed electronically on December 16, 2021.
(14)
Incorporated by reference to Post-Effective Amendment No. 105 to AIM Investment Securities Funds (Invesco Investment Securities Funds) Registration Statement on June 27, 2022.
(15)
Incorporated by reference to Post-Effective Amendment No. 121 to AIM Sector Funds (Invesco Sector Funds) Registration Statement on August 25, 2022.
(16)
Incorporated by reference to PEA No. 193 to AIM Investment Funds (Invesco Investment Funds) Registration Statement on Form N-1A, filed on February 25, 2022.
(17)
Incorporated herein by reference to PEA No. 92, filed electronically on December 15, 2022.
(18)
Incorporated herein by reference to Post-Effective Amendment No. 195 to AIM Investment Funds (Invesco Investment Funds) Registration Statement on Form N-1A on February 28, 2023.
(19)
Incorporated by reference to PEA No. 108 to AIM Investment Securities Funds (Invesco Investment Securities Funds) Registration Statement on Form N-1A, filed on June 27, 2023.
(20)
Incorporated by reference to PEA No. 122 to AIM Sector Funds (Invesco Sector Funds) Registration Statement on Form N-1A, filed on August 25, 2023.
(21)
Incorporated herein by reference to PEA No. 93, filed electronically on December 14, 2023.
(22)
Incorporated herein by reference to Post-Effective Amendment No. 189 to AIM Counselor Series Trust (Invesco Counselor Series Trust) Registration Statement on Form N-1A, filed on December 14, 2023.
(23)
Incorporated by reference to PEA No. 104 to AIM International Mutual Funds (Invesco International Mutual Funds) Registration Statement on Form N-1A, filed on February 27, 2024.
(24)
Incorporated by reference to PEA No. 122 to AIM Sector Funds (Invesco Sector Funds) Registration Statement on Form N-1A, filed on August 25, 2023.
(25)
Incorporated by reference to Post-Effective Amendment No. 197 to AIM Investment Funds (Invesco Investment Funds) Registration Statement on Form N-1A on February 27, 2024.
(26)
Incorporated by reference to Post-Effective Amendment No. 198 to AIM Investment Funds (Invesco Investment Funds) Registration Statement on Form N-1A on March 27, 2024.
(27)
Incorporated herein by reference to PEA No. 94, filed electronically on March 28, 2024.
(28)
Incorporated herein by reference to PEA No. 95, filed electronically on May 28, 2024.
(29)
Incorporated by reference to PEA No. 105 to AIM International Mutual Funds (Invesco International Mutual Funds) Registration Statement on Form N-1A, filed on October 10, 2024.
(30)
Incorporated herein by reference to PEA No. 96, filed electronically on December 19, 2024.
(31)
Incorporated by reference to Post-Effective Amendment No. 199 to AIM Investment Funds (Invesco Investment Funds) Registration Statement on Form N-1A on February 27, 2025.
(32)
Incorporated by reference to Post-Effective Amendment No. 142 to AIM Funds Group (Invesco Funds Group) Registration Statement on Form N-1A on April 29, 2025.
(33)
Incorporated by reference to Post-Effective Amendment No. 109 to AIM International Mutual Funds (Invesco International Mutual Funds) Registration Statement on Form N-1A, filed on August 22, 2025.
(34)
Incorporated by reference to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Registration Statement of Form N-14, filed on December 10, 2025.
(35)
Incorporated herein by reference to Post-Effective Amendment No. 222 to AIM Counselor Series Trust (Invesco Counselor Series Trust) Registration Statement on Form N-1A on February 20, 2026.
(36)
Incorporated by reference to Post-Effective Amendment No. 203 to AIM Investment Funds (Invesco Investment Funds) Registration Statement on Form N-1A on March 30, 2026.
(37)
Incorporated by reference to Post-Effective Amendment No. 111 to AIM Investment Securities Funds (Invesco Investment Securities Funds) Registration Statement on Form N-1A on June 25, 2026.

(38)
Incorporated by reference to Pre Effective Amendment No. 1 to Invesco Trust for Investment Grade New York Municipals Registration Statement of Form N-2, filed on August 25, 2026.
(39)
Incorporated herein by reference to PEA No. 107, filed electronically on September 28, 2026
(*)
Filed herewith electronically.
Item 29. Persons Controlled by or Under Common Control with the Fund.
None.
Item 30. Indemnification.
Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust, as amended, and Article VIII of its Bylaws, and are hereby incorporated by reference. See Item 28(a) and (b) above. Under the Fourth Amended and Restated Agreement and Declaration of Trust, as amended, effective as of September 16, 2026, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust Act, the Registrant’s Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).
The Registrant and other investment companies and their respective officers and trustees are insured under a joint Mutual Fund Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic issuers, with limits up to $100,000,000 and an additional $50,000,000 of excess coverage (plus an additional $30,000,000 limit that applies to independent directors/trustees only).
Section 16 of the Master Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc. (“Invesco Advisers”) provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco Advisers or any of its officers, directors or employees, that Invesco Advisers shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of Invesco Advisers to any series of the Registrant shall not automatically impart liability on the part of Invesco Advisers to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.
Section 10 of the Master Intergroup Sub-Advisory Contract for Mutual Funds (the Sub-Advisory Contract) between Invesco Advisers, on behalf of Registrant, and each of Invesco Management S.A. (through its assumption of the duties and obligations of Invesco Asset Management Deutschland GmbH under the Sub-Advisory Contract), Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc., and a separate Sub-Advisory Agreement with Invesco Capital Management LLC (each a Sub-Adviser, collectively the Sub-Advisers) provides that the Sub-Advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance by the Sub-adviser of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under the Sub-Advisory Contract.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and will be governed by final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.
The only employment of a substantial nature of Invesco Advisers’ directors and officers is with the Invesco Advisers and its affiliated companies. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Management S.A., Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Capital Management LLC (each a Sub-Advisor, collectively the Sub-Advisors) reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Adviser herein incorporated by reference. Reference is also made to the caption "Fund Management – The Adviser(s) in each Prospectus which comprises Part A of this Registration Statement, and to the caption "Management of the Trust" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 32(b) of this Part C.
Item 32. Principal Underwriters.
(a) Invesco Distributors, Inc., the Registrant’s principal underwriter, also acts as a principal underwriter to the following investment companies:
AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Actively Managed Exchange-Traded Commodity Fund Trust
Invesco Actively Managed Exchange-Traded Fund Trust
Invesco Advantage Municipal Income Trust II
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunity Fund
Invesco Exchange-Traded Fund Trust
Invesco Exchange-Traded Fund Trust II
Invesco Exchange-Traded Self-Indexed Fund Trust
Invesco India Exchange-Traded Fund Trust
Invesco Management Trust
Invesco Municipal Income Opportunities Trust
Invesco Private Asset-Based Credit Fund
Invesco QQQ Trust, Series 1
Invesco Senior Income Trust
Invesco Senior Loan Fund
Invesco Trust for Investment Grade New York Municipals
Short-Term Investments Trust

(b) The following are the Officers and Managers of Invesco Distributors, Inc., the Registrant’s underwriter.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Rocco Benedetto	None	Senior Vice President
David Borrelli	None	Senior Vice President
Frank Dotro	None	Senior Vice President
George Fahey	None	Senior Vice President
Mark W. Gregson	None	Chief Financial Officer, Controller & Financial and Operations Principal
Trisha B. Hancock	None	Chief Compliance Officer & Senior Vice President
Clint Harris	None	Director
Greg Ketron	None	Treasurer
Brian Kramer	None	Director
Brian Kiley	None	Senior Vice President
Brian Levitt	None	Senior Vice President
John McDonough	None	Director, President & Chief Executive Officer
Kevin Neznek	None	Senior Vice President
Melanie Ringold	Secretary, Senior Vice President & Chief Legal Officer	Secretary
Adam Rochlin	None	Senior Vice President
Benjamin Stewart	None	Senior Vice President
Paul E. Temple	None	Senior Vice President
Vanessa Touma	None	Senior Vice President
Terry Gibson Vacheron	None	Executive Vice President
Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
*
The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Houston, Texas 77046-1173.
(c) Not applicable.
Item 33. Location of Accounts and Records.
Invesco Advisers, Inc., 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, maintains physical possession of each such account, book or other document of the Registrant at the Registrant’s principal executive offices, 11 Greenway Plaza, Houston, Texas 77046-1173, except for those maintained at its Atlanta offices at the address listed above or at its Louisville, Kentucky offices, 400 West Market Street, Suite 3300, Louisville, Kentucky 40202 and except for those relating to certain transactions in portfolio securities that are maintained by the Registrant’s Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, NY 11217-1431, and the Registrant’s Transfer Agent and Dividend Paying Agent, Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, Missouri 64121-9078.
Records may also be maintained at the offices of:

Invesco Management S.A. 37a Avenue John F. Kennedy 1855 Luxembourg

Invesco Asset Management Ltd. Perpetual Park Perpetual Park Drive Henley-on-Thames Oxfordshire, RG91HH United Kingdom

Invesco Asset Management (Japan) Limited Roppongi Hills Mori Tower 14F 6-10-1 Roppongi Minato-ku, Tokyo 106-6114 Japan

Invesco Hong Kong Limited 45F Jardine House 1 Connaught Place Central, Hong KongP.R.C.

Invesco Senior Secured Management, Inc. 225 Liberty Street New York, NY 10281

Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
Item 34. Management Services.
None.
Item 35. Undertakings.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Houston, Texas, on the 21st day of October, 2026.
Short-Term Investments Trust
By:	/s/ Glenn Brightman
(Glenn Brightman)
Title:	President
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Glenn Brightman	President	October 21, 2026
(Glenn Brightman)	(Principal Executive Officer)
/s/ Beth Ann Brown*	Chair and Trustee	October 21, 2026
(Beth Ann Brown)
/s/ Carol Deckbar*	Trustee	October 21, 2026
(Carol Deckbar)
/s/ Cynthia Hostetler*	Trustee	October 21, 2026
(Cynthia Hostetler)
/s/ Eli Jones*	Trustee	October 21, 2026
(Eli Jones)
/s/ Elizabeth Krentzman*	Trustee	October 21, 2026
(Elizabeth Krentzman)
/s/ Jeffrey H. Kupor*	Trustee	October 21, 2026
(Jeffrey H. Kupor)
/s/ Anthony J. LaCava, Jr.*	Trustee	October 21, 2026
(Anthony J. LaCava, Jr.)
/s/ James Liddy*	Trustee	October 21, 2026
(James Liddy)
/s/ Edward Perkin*	Trustee	October 21, 2026
(Edward Perkin)
/s/ Douglas Sharp*	Trustee	October 21, 2026
(Douglas Sharp)
/s/ Daniel S. Vandivort*	Trustee	October 21, 2026
(Daniel S. Vandivort)

/s/ Adrien Deberghes	Senior Vice President &	October 21, 2026
(Adrien Deberghes)	Treasurer (Principal Financial Officer)

SIGNATURE	TITLE	DATE
/s/ Glenn Brightman		October 21, 2026
(Glenn Brightman)
Attorney-In-Fact

* Glenn Brightman, pursuant to powers of attorney dated July 30, 2026, incorporated herein by reference to Pre-Effective Amendment No. 1 to Invesco Trust for Investment Grade New York Municipals Registration Statement on Form N-2, filed on August 25, 2026.

Exhibit Index

None.

101.INS	XBRL Instance Document- the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document